SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Bluerock Total Income+ Real Estate Fund
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Your action is required. Please vote today.
Dear Shareholder:
The enclosed Proxy Statement contains information regarding 14 proposals (each a “Proposal”) from the Board of Trustees (the “Board”) of the Bluerock Total Income+ Real Estate Fund (the “Fund”) to be voted on at the Fund’s two special meetings of shareholders to be held on September 3, 2025 (the “Meetings”).
The Meetings will be held in a virtual meeting format only, via live webcast for the convenience of our shareholders. We believe the virtual meeting format enhances stockholder access, participation and communication, while reducing costs for both the Fund and its shareholders. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Shareholders of record may attend the Meetings and vote by visiting the website listed on your proxy card. You will need to provide your control number that is on your proxy card.
The first special meeting of shareholders is to be held at 10:00 a.m., Eastern Time (the “First Meeting”), and the second special meeting of shareholders is to be held at 10:30 a.m., Eastern Time (the “Second Meeting”). As discussed in more detail in the enclosed Proxy Statement, the Meetings are being held to seek shareholder approval of 14 proposals related to the Fund.
At the First Meeting, shareholders will be asked to approve the election or re-election of the Trustees of the Fund.
At the Second Meeting, shareholders will be asked to approve a series of proposals intended to facilitate a listing of the Fund on the New York Stock Exchange (“NYSE”), including (i) the elimination of the Fund’s fundamental policy of making quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value; (ii) certain specific changes to the Fund’s Agreement and Declaration of Trust, as amended to date, as well as other changes generally addressed; and (iii) to approve Amended and Restated By-Laws for the Fund. The proposed changes to the Fund’s governing documents will change shareholders’ rights, as outlined further in the Proxy Statement. Shareholders will also be asked to approve an adjournment to solicit additional proxies if there is a quorum, but insufficient proxies to approve the foregoing proposals. The Fund is holding two meetings to facilitate the separate consideration of routine and non-routine matters. By considering only routine matters at the First Meeting, the Fund is attempting to reduce solicitation expenses. See the Proxy Statement for more information.
We believe that converting the Fund to a listed closed-end structure confers several compelling benefits to shareholders:

1.
Daily Tradability for Investors: The Fund’s current interval fund structure has historically provided quarterly liquidity of up to 5% of the Fund’s outstanding shares per quarter, and the Fund has successfully offered over $4.3 billion in liquidity over the last three years. However, like other real estate interval funds distributed through the wealth channel, over the last several quarters redemption requests have significantly exceeded the 5% figure, and as a result recent repurchase requests have been subject to significant prorations, with investors only receiving an average of

1

20% of their repurchase requests over the last year.  Converting the Fund to a listed vehicle on the NYSE (or similar national securities exchange) would provide for daily tradability without prescribed limitations. Approval of Proposal 2 and the related listing of the Fund’s shares on the NYSE would allow investors to sell their shares on a public exchange at their market price rather than requesting that the Fund repurchase shares at net asset value (“NAV”), allowing those investors seeking to exit the Fund to do so without inhibiting the ability of the Fund’s investment advisor (the “Advisor”) to manage the Fund to maximize shareholder value. This, in turn, benefits the vast majority of shareholders seeking to remain invested in the Fund.
2.
Enhanced Total Return Potential: Institutional real estate pricing has retreated to levels last seen in the wake of the Great Financial Crisis, on an inflation adjusted basis, creating an attractive environment to purchase assets, and correspondingly, an unattractive environment to dispose of assets. However, the Fund’s obligation to supply quarterly liquidity to fund the repurchase requests is creating a “Liquidity Mismatch, ” which is inhibiting the Fund’s ability to make new investments to take advantage of today’s compelling values to maximize total returns for shareholders.  In addition, such Liquidity Mismatch would likely force the Fund to cut its distribution rate, and could compel the Fund to sell out of its high conviction assets at depressed pricing, which, on occurrence, would negatively impact future returns.  Further, such Liquidity Mismatch would negatively impact the Fund’s ability to refinance or renew its existing debt at attractive rates. Approval of Proposal 2 and the related listing of the Fund’s shares on the NYSE would solve this Liquidity Mismatch by allowing investors who seek to exit by selling their shares in the market, allowing the Fund to prioritize accretive allocation of capital to enhance total returns in contrast to becoming a forced seller of assets to fund repurchases at an unattractive point in the real estate cycle.

3.
Potential for Increased, More Frequent Distributions: The elimination of the Liquidity Mismatch outlined above would provide the Fund the ability to allocate funds to today’s higher income investment opportunities, which in turn should allow the Fund to increase its distributions significantly. Additionally, the Advisor anticipates a positive change to cash flow as a result of lower operating expenses, as discussed below.  The Advisor believes it will be able to increase the Fund’s distribution rate significantly above its historical distribution rate of 5.25%, and anticipates eventually being able to achieve a distribution rate of 8%. Switching to a listed closed-end fund would also allow for the possibility of moving the Fund from quarterly distributions to monthly distributions.  As is currently the case, the Fund’s distribution rate will not be fixed or guaranteed and may consist of a return of capital.  The Fund’s distribution policy is subject to change.

4.
Lower Operating Expenses: Converting to a listed closed-end fund is expected to reduce the Fund’s annual operating expenses by approximately $8 – $10 million per year compared to the Fund’s historical operating expenses as an interval fund, as a listed fund requires fewer services, which savings will directly benefit shareholders, potentially translating to higher net returns. The Fund’s total annual operating expenses are expected to decrease due to the Fund having lower transfer agency fees, the elimination of certain distribution and shareholder servicing fees and additional cost reductions associated with the elimination of quarterly repurchase offers, as discussed further below.

5.
Access to Lower Cost Debt; Potential for Investment Grade Rating: The Advisor believes that eliminating the fundamental policy to make repurchase offers will improve the Fund’s access to lower cost debt and its ability to achieve an investment grade rating.  The Advisor believes the Fund’s current required quarterly repurchase policy (and the associated outflow of cash in a non-accretive manner) makes the Fund less attractive to potential lenders and rating agencies than a closed-end fund without such a policy and by eliminating this policy, the Fund will have better access to lower cost debt and improved chances of achieving an investment grade rating. Although there is no guarantee the Fund will achieve an investment grade rating, such a rating would enhance

2

the Fund’s financing options and potentially further lower borrowing costs, contributing to potentially higher net returns.
There are potential disadvantages associated with the Fund being listed on an exchange. These include the expectation that the Fund will likely trade at a discount to its NAV at times, particularly following the listing as some shareholders take advantage of newly available secondary market liquidity, and the potential for the Fund to become a target of arbitrage investors and investor take-over attempts.
Notwithstanding the various proposals described herein, the Fund’s investment objective and investment policies will remain unchanged. The Advisor, consistent with past practice, will regularly evaluate the Fund’s investment strategies and their effectiveness in achieving the Fund’s investment objective and may adjust as it deems appropriate in its judgment based on market conditions.  In connection with the conversion from an interval fund to a listed closed-end fund, the Advisor expects to be able to allocate additional funds to higher income investment opportunities, as the conversion will eliminate the requirement to fund quarterly repurchase offers, reducing the need to hold cash reserves and liquid securities. Certain changes to the Fund’s portfolio management team will also be implemented, with Ryan MacDonald joining Jordan Ruddy on the Fund’s portfolio management team as lead portfolio managers in connection with the departure of Adam Lotterman, who has elected to leave the Advisor effective August 1st to pursue other opportunities.  Mr. MacDonald is Bluerock’s Chief Investment Officer and has been a longstanding member of the Advisor’s investment committee.  Mr. MacDonald has extensive experience with publicly traded companies. Please see the Proxy Statement for more information about Mr. MacDonald. Further, in connection with the conversion of the Fund to a listed fund, Mercer Investments LLC and RREEF America L.L.C. will no longer serve as investment sub-advisors to the Fund. No change to the Fund’s management fee is presently proposed.

The Board unanimously recommends that you vote “FOR” each Trustee Nominee and “FOR” each of Proposals 2-14.

Sincerely, /s/Ramin Kamfar Ramin Kamfar Chairman of the Board Bluerock Total Income+ Real Estate Fund

YOUR VOTE IS IMPORTANT

The enclosed Proxy Statement describes the voting process for shareholders. Shareholders will be asked to vote on the Proposals at two special meetings of shareholders to take place on September 3, 2025 at 10:00 a.m., Eastern Time and 10:30 a.m., Eastern Time. Voting today by proxy will save the Fund the cost of future mailings and other communications to solicit shareholder votes.

You have multiple options available to cast your proxy vote:
Online: Go to the website on your proxy card.  Enter your control number and follow the simple instructions.
Phone: Call the toll-free number on your proxy card.  Enter your control number and follow the simple prompts.
Mail: Complete the enclosed proxy card and return it in the postage-paid envelope.

We encourage you to read the enclosed Proxy Statement for more information and we thank you for voting today.
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QUESTIONS AND ANSWERS

This is a brief overview of matters relating to the special meetings of the shareholders of Bluerock Total Income+ Real Estate Fund (the “Fund”) to be held on September 3, 2025, (the “Meetings,” “First Meeting,” and “Second Meeting”) called by the Fund’s Board of Trustees (the “Board” or “Trustees”). You are encouraged to read the full text of the enclosed Proxy Statement. However, the Board thought it would be helpful to provide brief answers to some questions, including with respect to the various proposals (each, a “Proposal”) on which shareholders of the Fund will be asked to vote at the Meetings.
Q:  Why am I receiving this Proxy Statement?

A:  As a shareholder of record on July 7, 2025, you will be asked to vote to approve the Proposals at the Meetings. This Proxy Statement provides you with important information to inform your vote.  We encourage you to read the full text of the enclosed Proxy Statement to obtain a more detailed understanding of the Proposals.
Q:  Is my vote important?

A:  Absolutely, even if you only hold a few shares. While the Board has carefully reviewed the Proposals and unanimously recommends them, the Proposals cannot go forward without the approval of shareholders. Your vote is essential in facilitating important changes to the Fund, including those which will allow the Fund to list its shares on the New York Stock Exchange (“NYSE”). The Fund may continue to contact shareholders asking them to vote until it is certain that a quorum will be reached.
Q:  What are the Proposals?

A:  At the First Meeting, shareholders are being asked to elect/re-elect each of Ramin Kamfar, Ryan MacDonald, S. Sori Farsheed, Kamal Jafarnia, I. Bobby Majumder, and Romano Tio to serve as a Trustee of the Fund (Proposal 1).

Separately, the Board is seeking to convert the Fund from a closed-end fund operating as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940 (the “1940 Act”) to a listed closed-end fund.  In connection with this conversion, shareholders are being asked to approve the following Proposals at the Second Meeting:

•
To facilitate the Fund listing its shares on the NYSE, approval of eliminating the Fund’s fundamental policy of making quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value (Proposal 2).

•	To expressly approve certain specific changes to the Fund’s Declaration of Trust, as amended to date (the “Declaration of Trust”), as well as other changes generally addressed (Proposals 3-12).

•	To approve the Amended and Restated By-Laws for the Fund (Proposal 13).

•	To approve an adjournment to solicit additional proxies if there is a quorum, but insufficient proxies to approve the foregoing proposals 2-13 (Proposal 14).

Proposals 3-13, as described herein, are referred to herein as the “Governance Proposals.” The Fund is in the process of applying for listing on the NYSE, with such listing expected to be effective after the approval of Proposal 2.  Listing on the NYSE will require the approval of the NYSE and the satisfaction of its listing standards, which we believe will be achieved.  However, there is no guarantee that the listing will be
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approved or that the conversion will take place.  If the shareholders do not approve Proposals 2-13 or the Fund is not approved for listing, the Board may elect not to implement some or all of the Governance Proposals.
Q:  What is the difference between a closed-end interval fund and a listed closed-end fund?

A:  The Fund currently operates as a closed-end interval fund, which means that while it continuously offers shares, it only offers to repurchase shares at net asset value (“NAV”) on a quarterly basis in a limited amount (historically, up to 5% of outstanding shares per quarter). Shareholders do not have a right to force the Fund to repurchase more than this amount or to make more frequent repurchase offers, and there is no secondary market for shares.

In contrast, a listed closed-end fund typically does not continue to offer new shares once it is listed on an exchange. Shareholders do not have a right to force the Fund to repurchase shares, but have the ability to sell their shares in the secondary market on the exchange at any time during market hours, without being subject to prorations.  Shares of an exchange-listed closed-end fund may trade at a premium or discount to NAV. The repurchase of closed-end interval fund shares are completed at NAV whereas the sale of listed closed-end fund shares are completed at market price. See “-—Will the Fund trade at a premium or a discount after the conversion?” below.
Q:  Why is the conversion to a listed closed-end fund being proposed?

A:  We believe the conversion is in the best interests of shareholders for several compelling reasons:

1.
Daily Tradability for Investors: The Fund’s current interval fund structure has historically provided quarterly liquidity of up to 5% of the Fund’s outstanding shares per quarter, and the Fund has successfully offered over $4.3 billion in liquidity over the last three years.  However, like other real estate interval funds distributed through the wealth channel, over the last several quarters redemption requests have significantly exceeded the 5% figure, and as a result recent repurchase requests have been subject to significant prorations, with investors only receiving an average of 20% of their repurchase requests over the last year.  Converting the Fund to a listed vehicle on the NYSE (or similar national securities exchange) would provide for daily tradability without prescribed limitations. Approval of Proposal 2 and the related listing of the Fund’s shares on the NYSE would allow investors to sell their shares on a public exchange at their market price rather than requesting that the Fund repurchase shares at NAV, allowing those investors seeking to exit the Fund to do so without inhibiting the ability of the Fund’s investment advisor (the “Advisor”) to manage the Fund to maximize shareholder value. This, in turn, benefits the vast majority of shareholders seeking to remain invested in the Fund.

2.
Enhanced Total Return Potential: Institutional real estate pricing has retreated to levels last seen in the wake of the Great Financial Crisis, on an inflation adjusted basis, creating an attractive environment to purchase assets, and correspondingly, an unattractive environment to dispose of assets. However, the Fund’s obligation to supply quarterly liquidity to fund the repurchase requests is creating a “Liquidity Mismatch,” which is inhibiting the Fund’s ability to make new investments to take advantage of today’s compelling values to maximize total returns for shareholders.  In addition, such Liquidity Mismatch would likely force the Fund to cut its distribution rate, and could compel the Fund to sell out of its high conviction assets at depressed pricing, which on occurrence would negatively impact future returns.  Further, such Liquidity Mismatch would negatively impact the Fund’s ability to refinance or renew its existing debt at attractive rates. Approval of Proposal 2 and the related listing of the Fund’s shares on the NYSE would solve this Liquidity Mismatch by allowing investors who seek to exit by selling their shares in the market, allowing the Fund to

5

prioritize accretive allocation of capital to enhance total returns in contrast to becoming a forced seller of assets to fund repurchases at an unattractive point in the real estate cycle.
3.
Potential for Increased, More Frequent Distributions: The elimination of the Liquidity Mismatch outlined above would provide the Fund the ability to allocate funds to today’s higher income investment opportunities, which in turn should allow the Fund to increase its distributions significantly. Additionally, the Advisor anticipates a positive change to cash flow as a result of lower operating expenses, as discussed below.  The Advisor believes it will be able to increase the Fund’s distribution rate significantly above its historical distribution rate of 5.25%, and anticipates eventually being able to achieve a distribution rate of 8%.  Switching to a listed closed-end fund would also allow for the possibility of moving the Fund from quarterly distributions to monthly distributions.  As is currently the case, the Fund’s distribution rate will not be fixed or guaranteed and may consist of a return of capital.  The Fund’s distribution policy is subject to change.

4.
Lower Operating Expenses: Converting to a listed closed-end fund is expected to reduce the Fund’s annual operating expenses by approximately $8 – $10 million per year compared to the Fund’s historical operating expenses as an interval fund, as a listed fund requires fewer services, which savings will directly benefit shareholders, potentially translating to higher net returns. The Fund’s total annual operating expenses are expected to decrease due to the Fund having lower transfer agency fees, the elimination of certain distribution and shareholder servicing fees and additional cost reductions associated with the elimination of quarterly repurchase offers, as discussed further below.

5.
Access to Lower Cost Debt; Potential for Investment Grade Rating: The Advisor believes that eliminating the fundamental policy to make repurchase offers will improve the Fund’s access to lower cost debt and its ability to achieve an investment grade rating.  The Advisor believes the Fund’s current required quarterly repurchase policy (and the associated outflow of cash in a non-accretive manner) makes the Fund less attractive to potential lenders and rating agencies than a closed-end fund without such a policy and by eliminating this policy, the Fund will have better access to lower cost debt and improved chances of achieving an investment grade rating. Although there is no guarantee the Fund will achieve an investment grade rating, such a rating would enhance the Fund’s financing options and potentially further lower borrowing costs, contributing to potentially higher net returns.

There are potential disadvantages associated with the Fund being listed on an exchange. These include the expectation that the Fund will likely trade at a discount to its NAV at times, particularly following the listing as some shareholders take advantage of newly available secondary market liquidity, and the potential for the Fund to become a target of arbitrage investors and investor take-over attempts.
Q: How did the Board determine that each Proposal was in the best interests of Fund shareholders?
A:  After careful consideration and deliberation, considering all of the related factors, the Board determined that each Proposal was in the best interests of Fund shareholders. Amongst other factors, the Board considered the following :
•
Proposal 1 to elect/re-elect individuals to the Board benefits shareholders by allowing them to have a Board made up entirely of members who have been elected recently by shareholders and who, in the judgment of the Board, possess the experience, qualifications, attributes and skills that would benefit the Fund and its shareholders.

6

•
Proposal 2 to approve eliminating the Fund’s fundamental policy of making 5% quarterly repurchase offers benefits shareholders by allowing for the daily tradability of Fund shares while preserving upside potential for long-term shareholders, providing the Fund with flexibility to make new investments and take advantage of compelling investment opportunities, thus creating a potential for increased, more frequent distributions to shareholders, reducing the Fund’s operating expenses, and improving the Fund’s access to lower cost debt and its ability to achieve an investment grade rating, and, in the Board’s judgment, these benefits outweigh the potential disadvantages of a conversion. The Board also considered various alternatives and concluded that the proposed conversion would be the optimal approach to providing increased liquidity to shareholders.

•	Proposals 3-13 to make certain changes to the Fund’s Declaration of Trust and By-Laws benefit shareholders by facilitating the Fund’s transition to a listed closed-end fund.
•	Proposal 14 benefits shareholders by allowing the Meetings to be adjourned to allow for additional solicitation for Proposals 1-13 if necessary.
See the Proxy Statement for more information.
Q:  Did the Board consider options other than converting the Fund to a listed closed-end structure?

A:  Yes. The decision to convert the Fund to a listed closed-end fund was made after extensive discussions among the Trustees and the Advisor. The Board reviewed various alternatives, including maintaining the status quo as an interval fund. After careful consideration of these alternatives, the Board determined that the best way to protect the interests of the Fund and its shareholders is to convert the Fund to a listed closed-end structure. This approach balances the needs of shareholders seeking liquidity with the opportunity to preserve and enhance value for long-term investors by allowing the Fund to maintain its strategic portfolio positioning through the anticipated market recovery.
Q:  Will there be any changes to the Fund’s investment objective or investment policies as a result of becoming a listed closed-end fund?

A:  No.  The Fund’s investment objective and investment policies will remain unchanged. The Advisor, consistent with past practice, will regularly evaluate the Fund’s investment strategies and their effectiveness at achieving the Fund’s investment objective and may adjust as it deems appropriate in its judgment based on market conditions. In connection with the conversion from an interval fund to a listed closed-end fund, the Advisor expects to be able to allocate additional funds to higher income investment opportunities, as the conversion will eliminate the requirement to fund quarterly repurchase offers, reducing the need to hold cash reserves and liquid securities.
Q:  Will there be any changes to the Fund’s distributions?
A:  The elimination of the Liquidity Mismatch outlined above would provide the Fund the ability to allocate funds to today’s higher income investment opportunities, which in turn should allow the Fund to increase its distributions significantly. The Advisor believes it will be able to increase the Fund’s distribution rate significantly above its historical distribution rate of 5.25%, and anticipates eventually being able to achieve a distribution rate of 8%.  Switching to a listed closed-end fund would also allow for the possibility of moving the Fund from quarterly distributions to monthly distributions.
Q:  Will the Fund’s expenses decrease as a result of the conversion to a listed closed-end fund?

A:  The total annual Fund operating expenses borne by all shareholders are expected to decrease upon the Fund becoming a listed closed-end fund. It is expected that the Fund’s annual operating expenses will
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decrease by approximately $8 million to $10 million per year, compared to the Fund’s historical operating expenses as an interval fund, through:

1.	Lower transfer agency fees;
2.	Elimination of certain distribution and shareholder servicing fees with respect to Class A, Class C, Class L and Class M shares; and
3.	Reduced costs associated with the elimination of quarterly repurchase offers.
It is expected that the Fund will incur added costs associated with the NYSE listing fees and annual shareholder meetings as a result of the conversion. However, the Fund expects overall net savings, which will  directly benefit shareholders by increasing net returns.

Q:  Will the Fund trade at a premium or a discount after the conversion?
A:  When the market price of a listed closed-end fund’s shares is above their NAV, the fund is said to be trading at a premium. Conversely, when the market price of a listed closed-end fund’s shares is below NAV, the fund is said to be trading at a discount. The market price of the Fund’s shares will be determined by factors such as relative demand for and supply of such shares in the market, the Fund’s NAV, general market and economic conditions, market sentiment and other factors beyond the control of the Fund.  The shares of many closed-end funds frequently trade at a discount. The average discount across all U.S. listed closed-end funds is approximately 2.64% as of July 1, 2025, while U.S. listed real estate equity closed-end funds currently trade at an approximately 0.88% average discount as of July 1, 2025 and the largest five U.S. listed real estate equity closed-end funds by market capitalization trade at an average premium of 3.05% as of July 1, 2025.
While we believe (i) the Advisor’s plan to materially increase the Fund’s distribution rate over time; (ii) the position of the Fund in the U.S. listed real estate closed-end fund category; and (iii) the Fund’s differentiated investment strategy could cause shares of the Fund to trade at NAV or a slight premium to NAV over time, the shares, as with substantially all listed closed-end funds, will likely trade at a discount to NAV at times. This discount to NAV could be substantial, especially as some shareholders take advantage of newly available secondary market liquidity.  As such, we anticipate that at listing, the Fund’s shares will trade as a substantial discount, and that this discount will likely be more pronounced for a period of time following the listing. If a fund is trading at a discount, shareholders will receive less than the NAV per share of the fund if they sell their shares on the exchange.
In the event of a persistent discount to NAV, the Advisor may evaluate options to close the discount, such as a share buyback program, a discount management program, and/or further increases to the distribution rate.  There is no guarantee that any such discount will be mitigated over time or that the market price of shares will eventually return to NAV.
Q:  If approved, when will the conversion happen?

A:  The Fund will stop making quarterly repurchase offers immediately following shareholder approval of Proposal 2. Once the Fund’s shares are listed on an exchange, shareholders will be able to sell their shares on the exchange instead of through repurchase offers.  Assuming that Proposal 2 is approved at the Second Meeting without subsequent adjournments or postponements, the Fund’s quarterly repurchase offer made on June 6, 2025 will be the last quarterly repurchase offer made by the Fund.

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Currently the Meetings are scheduled for September 3, 2025. However, in the event a quorum is not present at a Meeting, or if sufficient votes to approve the Proposal(s) at such Meeting are not received, the persons named as proxies may propose adjournments or postponements of such Meeting to permit further solicitation of proxies. This may delay the conversion and there is no guarantee that the conversion will take place.

Assuming shareholder approval of Proposal 2 at the Second Meeting without subsequent adjournment or postponement, exchange trading is expected to commence during the fourth quarter of 2025. The Fund is in the process of applying for listing on the NYSE, with such listing expected to be effective after the approval of Proposal 2 and after all administrative and regulatory requirements are satisfied.  Listing on the NYSE will require the approval of the NYSE and the satisfaction of its listing standards, which we believe will be achieved.  However, there is no guarantee that Proposal 2 will be approved by the shareholders or the listing will be approved or that the conversion will take place.
Q:  Can I purchase more shares of the Fund prior to the conversion?

A:  No, shares of the Fund are not currently available for purchase. After conversion, you will be able to purchase additional shares of the Fund on the exchange through your broker.
Q:  What will happen if shareholders do not approve Proposal 2?

A:  If shareholders do not approve Proposal 2, the Fund will continue to operate as an interval fund making quarterly repurchase offers of at least 5% of outstanding shares. Given the limited liquidity nature of the interval fund structure, shareholders should anticipate significant pro-ration of repurchase requests for the foreseeable future, as repurchase requests have consistently exceeded repurchase offer amounts.
Continuing as an interval fund would likely negatively impact the Fund’s performance and distribution rate.  In such an event, the Liquidity Mismatch would inhibit the Advisor’s ability to manage the Fund to maximize shareholder value and increase distributions, as the Fund would not have the ability to take advantage of new investments in today’s compelling investment environment.  In addition, the Liquidity Mismatch would likely force the Fund to cut its distribution rate, and could compel the Advisor to sell out of its high conviction assets at depressed pricing, which on occurrence would negatively impact future returns and increase pressure on the Fund’s ability to refinance or renew its existing debt.
Q:  Who will pay for the proxy solicitation and related legal costs?

A:  The costs of preparing and mailing the proxy statement and soliciting proxies will be borne by the Fund.
Q: Do I have appraisal or dissenters’ rights?

A: No. There are no appraisal or dissenters’ rights associated with the Proposals.

Q: What are the new Classes of the Board?

A: Assuming that shareholders approve Proposals 2-13, in connection with the listing of the Fund’s shares on the NYSE, the Governance Proposals will be implemented and the Board will be divided into three classes: Class I, Class II and Class III, and generally only one class of Trustees will stand for election each year.  In the event that the Fund’s shares are not listed on the NYSE, the Board may elect not to implement
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some or all of the Governance Proposals, the Board may not be classified, and each elected Trustee would serve an indefinite term pursuant to the terms of the Fund’s current Declaration of Trust.

Q: Why am I being asked to elect Trustees at the First Meeting?

A: As a shareholder, you are being asked to vote to elect/re-elect each of I. Bobby Majumder, Romano Tio, Kamal Jafarnia, Ramin Kamfar, Ryan MacDonald, and S. Sori Farsheed to serve as Trustees of the Fund.

The Board currently consists of five Trustees — I. Bobby Majumder, Romano Tio, Kamal Jafarnia, Ramin Kamfar and Simon Adamiyatt — three of whom (Messrs. Majumder, Tio and Jafarnia) are Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act (“Independent Trustees”). Mr. Adamiyatt is anticipated to step down from the Board effective upon the election and qualification of Ryan MacDonald as his successor. Shareholders have previously elected each of Messrs. Majumder, Tio, and Kamfar to indefinite terms.

I. Bobby Majumder and Romano Tio are standing for election as Class I Trustees. Each Class I Trustee elected at the meeting will serve until the later of the date of the Fund’s 2026 annual meeting or until his successor is elected and qualifies, or until his earlier death, resignation, retirement or removal.

Ramin Kamfar and S. Sori Farsheed are standing for election as Class II Trustees. Each Class II Trustee elected at the meeting will serve until the later of the date of the Fund’s 2027 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

Ryan MacDonald and Kamal Jafarnia are standing for election as Class III Trustees. Each Class III Trustee elected at the meeting will serve until the later of the date of the Fund’s 2028 annual meeting or until his successor is elected and qualifies, or until his earlier death, resignation, retirement or removal.

Notwithstanding the foregoing, as noted above, in the event that the Fund’s shares are not listed on the NYSE, the Board may elect not to implement some or all of the Governance Proposals, the Board may not be classified, and each elected Trustee would serve an indefinite term pursuant to the terms of the Fund’s current Declaration of Trust.

Each of the Trustee Nominees has consented to being named in this Proxy Statement and to serve as a Trustee if elected.  See biographies for the Trustee Nominees at “—Trustee Nominee Qualifications”

Q: Why am I being asked to approve specific elements of the amendments to and restatement of the Fund’s Declaration of Trust, as well as the other changes at the Second Meeting?

A: The Board believes this amendment and restatement will modernize the Fund’s governing documents, offer more operational specificity and potential operational efficiency for the Fund’s operations. Proposals 3-11 are set forth separately below because the staff of the Securities and Exchange Commission has issued guidance indicating that shareholders should be asked to individually approve specific changes to a fund’s declaration of trust that may substantively affect shareholder rights. Accordingly, the Fund is seeking shareholder approval of certain specific changes in the Declaration of Trust that could be deemed to substantively affect your rights as a shareholder. Additionally, for continuity in the approval of a proposed Amended and Restated Declaration of Trust, the Fund is also asking for approval of the other changes generally addressed. The proposed changes are intended to modernize the Fund’s governing documents and facilitate the Fund’s listing on an exchange.

Q: What will happen if any of the separately identified proposed changes to the Fund’s Declaration of Trust are not approved by the Fund’s shareholders?

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A: The Fund’s conversion to a listed closed-end fund is conditioned on, among other things, approval of specific changes to the Fund’s Declaration of Trust, as well as all other changes generally addressed. If any of the Governance Proposals are not approved by shareholders, the Fund, in the discretion of the Board, may elect to not proceed with converting the Fund from an interval fund to a listed closed-end fund. The Fund is under no obligation to waive these conditions and there is no guarantee that Fund will do so if any of the Governance Proposals are not approved by shareholders.

Q: Why am I being asked to approve the amendment and restatement of the Fund’s By-Laws at the Second Meeting?

A: As a shareholder, you are being asked to approve the amendment and restatement of the Fund’s By-Laws because shareholder approval of the Amended and Restated By-Laws is a condition to the conversion. Similar to the proposal to amend and restate the Fund’s Declaration of Trust, the Board believes this amendment and restatement will modernize the Fund’s governing documents, offer more operational specificity and potential operational efficiency for the Fund’s operations.

Q: Will anyone contact me?

A: You may receive a call from representatives of Sodali (defined below), the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the Proposals and to encourage you to vote your proxy.

Q: What vote is needed to approve the Proposals?

A: An affirmative vote of a plurality of all votes is required for the approval of Proposal 1. Under this plurality system, Trustee positions are filled by nominees who receive the largest number of votes until all vacancies are filled. For this Proposal 1, the holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Fund (including broker non-votes and those voting withhold) entitled to vote at the First Meeting (virtually or by proxy) constitutes a quorum. Under the rules of the NYSE, if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges (otherwise known as a “non-routine matter”), the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers the Trustee election proposal to be a routine matter, and therefore a broker may use its discretionary power to vote on that Proposal.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 2. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Second Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy (including abstentions), or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

For Proposals 3-14, the holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Fund (including abstentions) entitled to vote at the Second Meeting (in person or by proxy) constitutes a quorum. An affirmative vote of a majority of votes cast is required for the approval of Proposals 3-14.

Q: Am I supposed to receive two proxy cards?

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A: Yes. You should have received separate proxy cards for the Meetings. You should have received only one proxy card for the First Meeting and you should have received only one proxy card for the Second Meeting.

Q: Why am I being asked to approve an adjournment of the Second Meeting?

A: In case shareholders have not approved all of Proposals 2-13 as of the date of the Second Meeting, the Board believes it would be prudent to adjourn the Second Meeting to allow more time to solicit votes to more fully reflect the collective will of the shareholders.
Q: How does the Board recommend that I vote?

A: After careful consideration of the Proposals and all available alternatives, the Board, including all of the Independent Trustees, unanimously recommends that shareholders vote “FOR” each Trustee Nominee and “FOR” each of Proposals 2-14.
Q: What is the deadline for submitting my vote?

A:  We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposals.  Unless you attend the Meetings to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund by 11:59 p.m. Eastern Time on September 2, 2025.

Q: Whom should I call if I have questions?

A: If you have questions about the Proposals described in the Proxy Statement or about voting procedures, please call the proxy information line toll free at 877-614-9587. If you have questions about the Fund, please call the Fund’s toll-free phone number 844-819-8287.

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Bluerock Total Income+ Real Estate Fund
919 Third Avenue, 40th Floor
New York, NY 10022

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
To Be Held September 3, 2025 at 10:00 a.m., Eastern Time (the “First Meeting”) and September 3, 2025 at 10:30 a.m., Eastern Time (the “Second Meeting”) (together, the “Special Meetings”)

Dear Shareholders:
The Board of Trustees of Bluerock Total Income+ Real Estate Fund (the “Fund”), a closed-end interval fund organized as a Delaware statutory trust, will hold two special meetings of the shareholders of the Fund on September 3, 2025, via live webcast, with the First Meeting at 10:00 a.m., Eastern Time, and the Second Meeting at 10:30 a.m., Eastern Time, for the following purposes:
First Meeting--Specific Fund Proposal
1.	To approve the election of each of I. Bobby Majumder, Romano Tio, Kamal Jafarnia, Ramin Kamfar, Ryan MacDonald, and S. Sori Farsheed (each a “Trustee Nominee”) to serve as a Trustee of the Fund.

First Meeting--General Proposal
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
The Board unanimously recommends that you vote “FOR” each Trustee Nominee.

Second Meeting--Specific Fund Proposals
 (Proposals are numbered 2-14 for continuity with Proposal 1 in the Proxy Statement)
2.
To facilitate the Fund listing its shares on the New York Stock Exchange, approval of eliminating the Fund’s fundamental policy of making quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value.

3.	To approve a change to the Fund’s Declaration of Trust that would increase the shareholder approval threshold in a contested Trustee election to a majority of shares outstanding.

4.	To approve a change to the Fund’s Declaration of Trust to require shareholders representing at least 10% of shares to join in a derivative action.

5.	To approve a change to the Fund’s Declaration of Trust to add a Delaware state court exclusive jurisdiction clause.

6.	To approve changes to the Fund’s Declaration of Trust related to the dissolution of the Fund.

7.	To approve the change to the Fund’s Declaration of Trust approval thresholds for mergers, conversions, and reorganizations.

8.	To approve a change to the Fund’s Declaration of Trust that would increase the shareholder approval thresholds for certain changes to the Declaration of Trust.

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9.	To approve an amendment to the Declaration of Trust to remove the shareholder meeting alternative.

10.	To approve an amendment to the Declaration of Trust to remove the ability for shareholders to act by written consent in lieu of a meeting.

11.	To approve amendments to the Declaration of Trust to incorporate ownership limitations.

12.	To approve of all other changes to the Fund’s Declaration of Trust not specifically addressed in Proposals 3-11.

13.	To approve Amended and Restated By-Laws for the Fund.

14.	To approve an adjournment to solicit additional proxies if there is a quorum, but insufficient proxies to approve the foregoing Proposals 2-13.

Second Meeting--General Proposal
To transact such other business as may properly come before the Second Meeting or any adjournment or postponement thereof.

The Board unanimously recommends that you vote “FOR” each of Proposals 2-14.

Shareholders of record at the close of business on July 7, 2025, are entitled to notice of, and to vote at, both the Special Meetings of shareholders and any adjournment or postponement thereof. All of the Proposals affect all classes of the Fund.

Important Notice Regarding the Availability of Proxy Materials for the Special Meetings of Shareholders to be Held on September 3, 2025.

A copy of the Notice of the Special Meetings of Shareholders, the Proxy Statement and Special Meeting Proxy Voting Ballots are available at www.proxyvotenow.com/bluerock.

By Order of the Board of Trustees

  /s/Jason Emala

Jason Emala, Secretary
July 28, 2025

YOUR VOTE IS IMPORTANT

To assure your representation at the Special Meetings of shareholders, please complete the enclosed Special Meeting proxies and return them promptly in the accompanying envelope, by calling the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the Special Meetings. If you plan to attend the Special Meetings and your shares are held through an intermediary, please have proof of ownership available. If you attend the Special Meetings, you may vote your shares, thereby revoking any prior votes.
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Bluerock Total Income+ Real Estate Fund
919 Third Avenue, 40th Floor
New York, NY 10022

PROXY STATEMENT
_______________________

SPECIAL MEETINGS OF SHAREHOLDERS
To Be Held September 3, 2025
______________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Bluerock Total Income+ Real Estate Fund (the “Fund”) on behalf of the Fund, for use at two separate special meetings of shareholders of the Fund (each a “Meeting” and together the “Meetings”). The first meeting is to be held via live webcast, on September 3, 2025, at 10:00 a.m., Eastern Time (the “First Meeting”), and at any adjournment or postponement thereof. The second meeting is to be held via live webcast, on September 3, 2025, at 10:30 a.m., Eastern Time (the “Second Meeting”), and at any adjournment or postponement thereof. The Notice of the Special Meetings, Proxy Statement and accompanying form of proxies will be mailed to shareholders on or about July 30, 2025.
At the First Meeting, shareholders will be asked to approve the election of Trustees of the Fund.
At the Second Meeting, shareholders will be asked to approve a series of proposals intended to facilitate a listing of the Fund on the New York Stock Exchange (“NYSE”), including (i) the elimination of the Fund’s fundamental policy of making quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value; (ii) certain specific changes to the Fund’s Agreement and Declaration of Trust, as amended to date (the “Declaration of Trust”), as well as the remaining changes generally addressed; and (iii) to approve Amended and Restated By-Laws for the Fund. Shareholders will also be asked to approve an adjournment to solicit additional proxies if there is a quorum, but insufficient proxies to approve the foregoing proposals.

If shareholders approve Proposals 2-13 below, the Trustees of the Fund will seek to list the Fund’s shares for trading on the NYSE, subject to the approval of such exchange and satisfaction of such exchange’s listing standards. The Trustees believe that NYSE listing will provide daily tradability for investors, create enhanced return potential, lower operating expenses, create the potential for increased and more frequent distributions, provide access to lower cost debt and potential for an investment grade rating. To facilitate listing on the NYSE, the Trustees request that shareholders approve discontinuing interval fund operations by discontinuing quarterly repurchases of shares and make certain changes to the Fund’s Declaration of Trust and By-Laws (the “Governing Documents”) to modernize the Fund’s Governing Documents, offer more operational specificity and potential operational efficiency for the Fund’s operations.

The Meetings have been called by the Board for the following purposes:

Specific Fund Proposals

First Meeting
1.
To approve the election of each of I. Bobby Majumder, Romano Tio, Kamal Jafarnia, Ramin Kamfar, Ryan MacDonald, and S. Sori Farsheed (each, a “Trustee Nominee” and collectively, the “Trustee Nominees”) to serve as a Trustee of the Fund.

Second Meeting

2.
To facilitate the Fund listing its shares on the NYSE, approval of eliminating the Fund’s fundamental policy of making quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value.

3.	To approve a change to the Fund’s Declaration of Trust that would increase the shareholder approval threshold in a contested Trustee election to a majority of shares outstanding.

4.	To approve a change to the Fund’s Declaration of Trust to require shareholders representing at least 10% of shares to join in a derivative action.

5.	To approve a change to the Fund’s Declaration of Trust to add a Delaware state court exclusive jurisdiction clause.

6.	To approve changes to the Fund’s Declaration of Trust related to the dissolution of the Fund.

7.	To approve the change to the Fund’s Declaration of Trust approval thresholds for mergers, conversions, and reorganizations.

8.	To approve a change to the Fund’s Declaration of Trust that would increase the shareholder approval thresholds for certain changes to the Declaration of Trust.

9.	To approve an amendment to the Declaration of Trust to remove the shareholder meeting alternative.

10.	To approve an amendment to the Declaration of Trust to remove the ability for shareholders to act by written consent in lieu of a meeting.

11.	To approve amendments to the Declaration of Trust to incorporate ownership limitations.

12.	To approve of all other changes to the Fund’s Declaration of Trust not specifically addressed in Proposals 3-11.

13.	To approve Amended and Restated By-Laws for the Fund.

14.	To approve an adjournment to solicit additional proxies if there is a quorum, but insufficient proxies to approve the foregoing Proposals 2-13.

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General Proposal
To transact such other business as may properly come before the Second Meeting or any adjournment or postponement thereof.

The Board unanimously recommends that you vote “FOR” each Trustee Nominee at the First Meeting and “FOR” each of Proposals 2-14 at the Second Meeting.

Only shareholders of record at the close of business on July 7, 2025, (the “Record Date”) are entitled to notice of, and to vote at, the Meetings and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual reports, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 919 Third Avenue, 40th Floor, New York, NY 10022 or by calling 844-819-8287. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements:

                This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations, and financial condition.

                The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties, and other factors. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

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FIRST MEETING

PROPOSAL 1: TO APPROVE THE ELECTION OF EACH OF I. BOBBY MAJUMDER, ROMANO TIO, KAMAL JAFARNIA, RAMIN KAMFAR, RYAN MACDONALD, AND S. SORI FARSHEED TO SERVE AS A TRUSTEE OF THE FUND.

The Board unanimously recommends that the shareholders of the Fund elect each of I. Bobby Majumder, Romano Tio, Kamal Jafarnia, Ramin Kamfar, Ryan MacDonald, and S. Sori Farsheed to serve as a Trustee on the Board.

Background

The Board currently consists of five individuals (I. Bobby Majumder, Romano Tio, Kamal Jafarnia, Ramin Kamfar and Simon Adamiyatt), three of whom (Messrs. Majumder, Tio and Jafarnia) are not “interested persons” (as defined under the 1940 Act) of the Fund, the Fund’s investment advisor (the “Advisor”), any sub-advisor, or distributor (“Independent Trustees”). In connection with this Proposal 1, the Board has resolved to increase the size of the Board from five to six Trustees, effective immediately prior to the Meetings, in order to provide additional skillsets and expertise that complement the Board’s existing members.  It is anticipated that, subject to the approval of shareholders, Ryan MacDonald and S. Sori Farsheed will be added to the Board, and Mr. Adamiyatt will step down from the Board effective upon the election and qualification of Mr. MacDonald as his successor. The current Trustees believe that Mr. MacDonald and Ms. Farsheed will each bring additional industry relationships, experience and diversity to the Board.

The Board proposes that the Fund’s shareholders elect each of the Trustee Nominees to the Board so as to have a Board made up entirely members who have been elected recently by shareholders.  In the future, the Board will have the flexibility, if needed, to appoint new members in the future in compliance with the Fund’s Governing Documents and the 1940 Act.

I. Bobby Majumder and Romano Tio are standing for election as Class I Trustees. Each Class I Trustee elected at the meeting will serve until the later of the date of the Fund’s 2026 annual meeting or until his successor is elected and qualifies, or until his earlier death, resignation, retirement or removal.

Ramin Kamfar and S. Sori Farsheed are standing for election as Class II Trustees. Each Class II Trustee elected at the meeting will serve until the later of the date of the Fund’s 2027 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

Ryan MacDonald and Kamal Jafarnia are standing for election as Class III Trustees. Each Class III Trustee elected at the meeting will serve until the later of the date of the Fund’s 2028 annual meeting or until his successor is elected and qualifies, or until his earlier death, resignation, retirement or removal.

Notwithstanding the foregoing, in the event that the Fund’s shares are not listed on the NYSE, the Board may elect not to implement some or all of the Governance Proposals, the Board may not be classified, and each elected Trustee would serve an indefinite term pursuant to the terms of the Fund’s current Declaration of Trust.

Each Trustee Nominee has indicated that he or she is willing and able to serve or continue to serve on the Board, and the Board has no reason to believe that any Trustee Nominee will be unavailable to serve as Trustee. If any Trustee Nominee becomes unavailable to serve for any reason, the persons named as proxies will vote for such other nominees nominated by the Nominating and Governance Committee. Under the Fund’s proposed Amended and Restated Declaration of Trust (the “Proposed Amended and Restated
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Declaration of Trust”) and proposed Second Amended and Restated By-Laws (the “Proposed Amended and Restated By-Laws”), each Trustee duly elected shall hold office until the expiration of his or her term and his or her successor shall have been elected at a meeting of shareholders called for the purpose of electing Trustees and shall have qualified, with certain exceptions.

Trustee Nominee Qualifications

The Nominating and Governance Committee of the Board is responsible for identifying, evaluating and recommending candidates for service on the Board. In assessing potential Trustee candidates, the Nominating and Governance Committee reviews such candidates’ experience, qualifications, attributes and skills, taking a variety of factors into account.  Trustees selected to serve on the Board are expected to be individuals of the highest character and integrity and are expected to demonstrate, among other characteristics, an ability to think and act independently, the capacity to work in a collegial manner with others, and notable or significant achievement and are expected to possess senior-level business, management or regulatory experience that would benefit the Fund.  In addition to considering whether an individual Trustee candidate meets the Committee’s established criteria, the Nominating and Governance Committee may also consider the current composition of the Board and the interplay of a candidate’s individual experiences, lifestyle, education, skills, economic circumstances, background and other qualities and attributes with those of the other Board members.  The following is a brief summary of the information that led to the conclusion that each Trustee Nominee should serve as a Trustee:

Interested Trustees/Nominees

Mr. MacDonald. Mr. MacDonald has served as a member of the Investment Committee of the Advisor since January 2018. Mr. MacDonald currently serves as Chief Investment Officer for Bluerock and certain of its affiliates. Mr. MacDonald also currently serves as Co-Chairman of IQHQ, Inc. and on the board of directors for the Townsend Group. Mr. MacDonald served in a variety of senior capacities for BRG, including Chief Investment Officer from 2020 until its sale. Since joining Bluerock in 2008, Mr. MacDonald is responsible for sourcing, underwriting, structuring, financing and closing of all of Bluerock’s real estate investments and dispositions. To date with Bluerock, Mr. MacDonald has been involved with real estate transactions with an aggregate value of approximately $11 billion. Prior to joining Bluerock, Mr. MacDonald was an Investment Analyst for PNC Realty Investors. Mr. MacDonald received a B.A. in Economics from the University of Maryland, College Park. If elected, Mr. MacDonald would be considered an interested Trustee under Section 2(a)(19) of the 1940 Act because he is an officer of Bluerock.

Mr. Kamfar.  Mr. Kamfar has served as a member of the Investment Committee and as Chairman of the Advisor since the inception of the Advisor in 2012. In addition, Mr. Kamfar is the founder of and serves as the Chairman and Chief Executive Officer of Bluerock, since its founding in October 2002. Mr. Kamfar served as Chairman and CEO of Bluerock Residential Growth REIT, a publicly traded REIT listed on the NYSE American (“BRG”), from its founding in 2009 until its sale in 2022. Mr. Kamfar currently serves as Chairman and CEO of Bluerock Homes Trust, a publicly traded REIT listed on the NYSE American (“BHM”) since its spin-off from BRG in 2022, as well as Chairman of Bluerock Asset Management, LLC since 2018. Mr. Kamfar started his career as an investment banker at Lehman Brothers Inc. in 1988, and has 30 years of experience in various aspects of real estate, mergers and acquisitions, private equity investing, investment banking, and public and private financings. Mr. Kamfar received an M.B.A. degree with distinction in Finance in 1988 from The Wharton School of the University of Pennsylvania and a B.S. degree with distinction in Finance in 1985 from the University of Maryland, College Park. Mr. Kamfar is considered an interested Trustee under Section 2(a)(19) of the 1940 Act because he is an officer of Bluerock.

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Independent Trustees/Nominees

Mr. Jafarnia. Mr. Jafarnia currently serves as Chief Legal Officer and General Counsel for Vise. Prior to Vise, Mr. Jafarnia served as General Counsel and Co-Founder for Opto Investments, Inc. from January 2021 until December 2024. Prior to Opto, Mr. Jafarnia served as General Counsel and Chief Compliance Officer at Artivest Holdings, Inc. from 2018 until 2021, and as Chief Compliance Officer for the Altegris KKR Commitments Fund. Prior to Artivest, Mr. Jafarnia served as Managing Director for Legal and Business Development at Provasi Capital Partners LP. Prior to that, from October 2014 to December 2017, he served as Senior Vice President of W.P. Carey Inc. (NYSE: WPC), as well as Senior Vice President and Chief Compliance Officer of Carey Credit Advisors, Inc. and as Chief Compliance Officer and General Counsel of Carey Financial, LLC. Prior to joining W. P. Carey Inc., Mr. Jafarnia served as Counsel to two American Lawyer Global 100 law firms in New York. From March 2014 to October 2014, Mr. Jafarnia served as Counsel in the REIT practice group at the law firm of Greenberg Traurig, LLP. From August 2012 to March 2014, Mr. Jafarnia served as Counsel in the Financial Services & Products Group and was a member of the REIT practice group of Alston & Bird, LLP. Between 2004 and 2012, Mr. Jafarnia served as a senior executive, in-house counsel, and Chief Compliance Officer for several alternative investment program sponsors, including, among others, American Realty Capital, a real estate investment program sponsor, and its affiliated broker-dealer, Realty Capital Securities, LLC. In addition, Mr. Jafarnia has served as a non-executive independent member of the board of directors for three publicly traded companies: 1) Ashford Hospitality Trust, Inc. (NYSE: AHT) from January 2013 to January 2024; 2) Bluerock Residential Growth REIT, Inc. (NYSE American: BRG) from June 2019 to October 2022; and 3) Bluerock Homes Trust, Inc. (NYSE American: BHM) since October 2022. Mr. Jafarnia received an LL.M. in Securities and Financial Regulation from Georgetown University Law Center, a J.D. degree from Temple University, and a B.A. degree in Economics and Government from the University of Texas at Austin.

Ms. Farsheed. Ms. Farsheed currently serves as an Independent Trustee of the Bluerock High Income Institutional Credit Fund, another closed-end interval fund managed by the Advisor. Ms. Farsheed contributes over 30 years of experience in the financial services industry in a variety of senior-level business development and relationship management roles. She has extensive experience in developing distribution strategy across the independent broker-dealer, bank and wirehouse channels for a broad array of alternative investment products as well as exchange-traded funds, exchange-traded notes, structured products, interval funds and mutual funds. Most recently, from June 2022 until May 2023, Ms. Farsheed was the Managing Director, Head of Distribution for iCap Equity, a financial services firm. Prior to iCap Equity, Ms. Farsheed served as the Executive Director of Strategic Partnerships at the Institute for Portfolio Alternatives (IPA) where she cultivated partnerships with large institutional investors and private equity firms. Prior to IPA, Ms. Farsheed was an Executive Vice President, Head of Business Development at AXIO Financial, Inc., a third-party distribution firm, where she built distribution channels for asset management firms. Prior to joining AXIO, from March 2012 to February 2018, Ms. Farsheed worked at Bluerock Capital Markets, LLC where her most recent role was serving as Executive Vice President, Head of Relationship Management. Ms. Farsheed earned her B.S. in Marketing from San Francisco State University. She currently holds FINRA Series 7 and Series 63 securities licenses.

Mr. Majumder.  Mr. Majumder is a partner at the law firm of Frost Brown Todd. Mr. Majumder specializes in corporate and securities transactions with an emphasis on the representation of underwriters, placement agents and issuers in both public and private offerings, private investment in public equity (PIPE) transactions and venture capital and private equity funds. Prior to Frost Brown Todd, Mr. Majumder was a partner at the law firm of Reed Smith from May 2019 to September 2021, where he served as the Managing Partner of the firm’s Dallas office and firmwide Co-Chair of the firm’s India practice. Prior to Reed Smith, Mr. Majumder was a partner at the law firm of Perkins Coie from March 2013 to May 2019. Prior to Perkins Coie, Mr. Majumder was a partner in the law firm of K&L Gates LLP from May 2005 to March 2013. From January 2000 to April 2005, Mr. Majumder was a partner at the law firm of Gardere Wynne Sewell LLP.
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Mr. Majumder also has served as an independent Trustee on the Board of Trustees of  Bluerock High Income Institutional Credit Fund since 2022. Since April 2025, Mr. Majumder has also served on the Board of Directors of Fatpipe, Inc. (Nasdaq: FATN). He is an active member of the Park Cities Rotary Club, a charter member of the Dallas Chapter of The Indus Entrepreneurs and an Associate Board member of the Cox School of Business at Southern Methodist University. Mr. Majumder is NACD Directorship Certified®.  Mr. Majumder received a J.D. from Washington and Lee University School of Law, and a B.A. from Trinity University.

Mr. Tio.  Mr. Tio co-founded 888 Capital Management, LLC, in February 2025, which focuses on acquiring, developing and operating residential properties. Mr. Tio served as Senior Managing Director of Greystone, a commercial real estate finance and investment firm, from March 2021 to March 2023. From June 2017 to March 2021, Mr. Tio served as Senior Managing Director at Ackman- Ziff, an institutional real estate capital advisory firm. From May 2009 to June 2017, Mr. Tio served as Managing Director of RM Capital Management LLC, a boutique real estate investment and advisory firm. From January 2008 to May 2009, Mr. Tio served as a Managing Director and co-head of the commercial real estate efforts of HCP Real Estate Investors, LLC, an affiliate of Harbinger Capital Partners Funds, a $10+ billion private investment firm specializing in event/distressed strategies. From August 2003 until December 2007, Mr. Tio was a Managing Director at Carlton Group Ltd., a boutique real estate investment banking firm where he was involved in over $2.5 billion worth of commercial real estate transactions. Earlier in his career, Mr. Tio was involved in real estate investment, financing, sales and brokerage for 25 years. Mr. Tio received a B.S. degree in Biochemistry from Hofstra University.

Information about the Board

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the Fund’s Governing Documents, each as amended from time to time, which have been filed with the Securities and Exchange Commission (“SEC”) and are available upon request. The Board currently consists of five individuals, three of whom are Independent Trustees. Pursuant to the Governing Documents of the Fund, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Financial Officer.  The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Fund is led by Mr. Ramin Kamfar, who has served as the Chairman of the Board since the Fund was organized in 2012. Additionally, under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session, at least quarterly. Under the Fund’s Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Fund believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and each shareholder.

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Board Risk Oversight

The Board is comprised of five Trustees, three of whom are Independent Trustees, with a standing independent Audit Committee with a separate chair, and a standing independent Nominating and Governance Committee. In connection with the proposed election of Ms. Farsheed, the Board has resolved to increase the size of the Board from five to six Trustees, effective immediately prior to the Meetings, in order to provide additional skillsets and expertise that complement the Board’s existing members.

The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Nominating and Governance Committee considers and evaluates the structure, composition and operation of the Board, including any committees, evaluates and recommend individuals to serve on the Board, and considers and makes recommendations relating to the compensation of the Independent Trustees. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. During the fiscal year ended September 30, 2024, there were four Board meetings and four meetings of the Fund’s Audit Committee; the Nominating and Governance Committee did not meet. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.  The Fund does not currently have a formal policy regarding Trustees’ attendance at annual shareholders’ meetings. The Fund was not required to hold an annual meeting at which Trustees were elected during its last fiscal year.

Following is a list of the Trustees and executive officers of the Fund and their principal occupations over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

Independent Trustees/Nominees

Name, Year of Birth	Position/Class/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
I. Bobby Majumder, 1968	Trustee Since 2012/ Class I/2026	Partner, Frost Brown Todd, LLP (September 2021 – Present); Partner, Reed Smith (May 2019 – August 2021); Partner, Perkins Coie LLP (2013 – May 2019).	2	Bluerock Residential Growth REIT, Inc. (2009 – 2022); Bluerock High Income Institutional Credit Fund (2022 – Present); Bluerock Homes Trust, Inc. (2021 – Present).
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Name, Year of Birth	Position/Class/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Romano Tio, 1960	Trustee Since 2012/ Class I/ 2026	Co-Founder 888 Capital Management, LLC (residential real estate company) (February 2025- Present); Senior Managing Director, Greystone (real estate lending, investment and advisory company) (2021 – 2023); Senior Managing Director, Ackman-Ziff Real Estate Capital Advisors (2017 – 2021).	2	Bluerock Residential Growth REIT, Inc. (2009 – 2022); Bluerock High Income Institutional Credit Fund (2022 – Present); Bluerock Homes Trust, Inc. (2021 – Present).
Kamal Jafarnia, 1966	Trustee Since 2021 Class III/ 2028	Chief Legal Officer and General Counsel for Vise (2025 – Present); General Counsel for Opto Investments, Inc. (fintech and investment management firm) (2021 – 2024); General Counsel and CCO for Artivest Holdings and Altegris Investment Management (fintech enablement platform) (2018 – 2021).	2
Ashford Hospitality Trust, Inc. (2013– 2024); Bluerock Residential Growth REIT, Inc. (2019 – 2022); Bluerock High Income Institutional Credit Fund (2022 – Present); Bluerock Homes Trust, Inc. (2021 – Present).

S. Sori Farsheed 1956	Trustee Nominee/ Class II/2027	Managing Director, Head of Distribution, iCap Equity (financial services company) (June 2022 – May 2023); Executive Director of Strategic Partnerships, Institute for Portfolio Alternatives (financial services company) (January 2020 – November 2020); Executive Vice President, Head of Business Development, AXIO Financial, Inc. (financial services company) (May 2018 – August 2019).	1	None

Interested Trustees/Nominees and Officers

Name, Year of Birth	Position/Class/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Ramin Kamfar, 1963	Trustee Since 2012/ Class II/ 2027	Chairman, Bluerock Real Estate, LLC (2002 – Present); Chairman, Bluerock Fund Advisor, LLC (2012 – Present); and Bluerock Asset Management, LLC (2018 – Present).	2	Bluerock Residential Growth REIT (2008 – 2022); Bluerock High Income Institutional
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Name, Year of Birth	Position/Class/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Credit Fund (2021 – Present); Bluerock Homes Trust, Inc. (2021 – Present).
Ryan MacDonald 1983	Trustee Nominee/ Class III/ 2028	Chief Investment Officer for Bluerock Real Estate and various related entities (2021 – Present); Chief Acquisitions Officer for Bluerock Real Estate and various related entities (2017-Present).	0	None
Simon Adamiyatt, 1962	Trustee Since 2019*** Treasurer/ Chief Financial Officer Since 2018	Executive Director, Bluerock Real Estate, LLC (2018 – Present).	1	None
Jordan Ruddy, 1963	President Since 2013	Chief Operating Officer, Bluerock Real Estate, LLC (2002 – Present); President, Bluerock Fund Advisor, LLC (2013 – Present); President, Bluerock Asset Management, LLC (2020 – Present).	n/a	n/a
Jason Emala, 1978	Secretary Since 2018	General Counsel/Chief Legal Officer/Chief Compliance Officer of the Advisor and various Bluerock entities (2018 – Present).	n/a	n/a
Lucas Foss, 1977	Chief Compliance Officer Since 2022
Vice President and Deputy Chief Compliance Officer, ALPS (November 2017- present); CCO of X- Square Balanced Fund, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; SPDR® S&P500® ETF Trust, SPDR® Dow Jones® Industrial AverageETF Trust, SPDR® S&P MIDCAP 400® ETF Trust, ALPS Series Trust, 1WS Credit Income Fund and Bluerock Total Income + Real Estate Fund.
			n/a	n/a

*
The term of office for each Trustee/Nominee listed above will continue until the expiration of his or her term and his or her successor shall have been elected at a meeting of Shareholders called for the purpose of electing Trustees and shall have qualified, with certain exceptions. The term of office for each officer listed above will continue indefinitely.

**	The Fund Complex currently includes the Fund and Bluerock High Income Institutional Credit Fund.

***	Mr. Adamiyatt is anticipated to step down from the Board effective upon the election and qualification of Ryan MacDonald as his successor.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of each Trustee that is not an “interested person” of the Fund within the meaning of the 1940 Act (Messrs. Majumder, Tio and Jafarnia). The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance
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and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter, a copy of which is available online at https://bluerock.com/bluerock-total-income-plus-real-estate-fund/documents-and-forms/. During the fiscal year ended September 30, 2024, the Audit Committee held four meetings.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of each Trustee that is not an “interested person” of the Fund within the meaning of the 1940 Act (Messrs. Majumder, Tio and Jafarnia). The Nominating and Governance Committee’s responsibilities include: (i) nominating individuals to serve as both Independent Trustees and interested Trustees; (ii) establishing and maintaining guidelines for selecting candidates for election to the Board; (iii) reviewing periodically the size and composition of the Board as a whole; (iv) evaluating annually the operations of the Board and its committees and assisting the Board in conducting its annual self-evaluation; (v) reviewing, as necessary, the responsibilities of any committees of the Board; (vi) reviewing Trustee compensation annually; and (vii) reviewing periodically the Board’s, and all Board committee’s corporate Governance policies and practices and recommends, as it deems appropriate, any changes to the Board. The Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter, a copy of which is available online at https://bluerock.com/bluerock-total-income-plus-real-estate-fund/documents-and-forms/. During the fiscal year ended September 30, 2024, the Nominating and Governance Committee did not meet.

Trustee Candidate Nomination Process

The Nominating and Governance Committee makes recommendations of individuals to serve as both Independent and interested Trustees of the Fund Board, subject to the approval of the Board. When the Board has or expects to have a vacancy, the Nominating and Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustee. The Nominating and Governance Committee may consider candidates identified by the Trustees, the Fund’s Advisor, as well as shareholders, as part of this process. To the extent necessary, the Nominating and Governance Committee may use a third-party search firm to assist with the identification of qualified candidates. As part of its evaluation process, the Nominating and Governance Committee takes into account certain considerations including a candidate’s character and integrity, ability to think and act independently and work in a collegial manner, financial literacy, relevant professional experience, ability to devote sufficient time to service as a Trustee and potential conflicts of interest.

The Nominating and Governance Committee has not adopted a specific policy regarding Board diversity, but will take this into account, among other factors, in its consideration of new nominees for the Board. The Nominating and Governance Committee may amend its procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating and Governance Committee.

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Ownership of Fund Shares

The following table indicates the dollar range of equity securities that each Trustee and Trustee Nominee beneficially owned in the Fund as of December 31, 2024.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
I. Bobby Majumder	$50,001–$100,000	$50,001–$100,000
Ramin Kamfar^	Over $100,000	Over $100,000
Romano Tio	$50,001–$100,000	$50,001–$100,000
Kamal Jafarnia	$50,001–$100,000	$50,001–$100,000
Simon Adamiyatt#	Over $100,000	Over $100,000
S. Sori Farsheed	$50,001 -$100,000	$50,001–$100,000
Ryan MacDonald	$0-$10,000	$0-$10,000

*	The “family of investment companies” includes the Fund and Bluerock High Income Institutional Credit Fund.
^	Includes Mr. Kamfar’s interests through his interest in Bluerock Asset Management.
#	Mr. Adamiyatt is anticipated to step down from the Board effective upon the election and qualification of Ryan MacDonald as his successor.

Compensation

Each Trustee who is not affiliated with the Fund or the Advisor receives an annual fee of $60,000, paid quarterly, of which $40,000 is paid in cash and the remaining $20,000 is paid in the equivalent amount of the Fund shares, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Fund.

The table below details the amount of compensation the Trustees earned during the Fund’s fiscal year ended September 30, 2024. The Fund does not have a bonus, profit sharing, pension, or retirement plan.

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Interested Trustees
Simon Adamiyatt*	$0	None	None	$0
Ramin Kamfar*	$0	None	None	$0
Independent Trustees
I. Bobby Majumder	$60,000	None	None	$60,000
Romano Tio	$60,000	None	None	$60,000
Kamal Jafarnia	$60,000	None	None	$60,000

*
Mr. Kamfar and Mr. Adamiyatt are interested and do not receive compensation from the trust as a Trustee. Mr. Adamiyatt is anticipated to step down from the Board effective upon the election and qualification of Ryan MacDonald as his successor.

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The Board unanimously recommends that shareholders of the Fund vote “FOR” each Trustee Nominee.

SECOND MEETING

PROPOSAL 2: TO FACILITATE A LISTING ON THE NYSE, APPROVAL OF ELIMINATING THE FUND’S FUNDAMENTAL POLICY OF MAKING QUARTERLY REPURCHASE OFFERS FOR NO LESS THAN 5% OF THE FUND’S SHARES OUTSTANDING AT NET ASSET VALUE.
Background
Since it commenced investment operations, the Fund has operated as an interval fund pursuant to Rule 23c-3 under the 1940 Act. As an interval fund, the Fund has made quarterly repurchase offers to shareholders, and the Fund adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of its outstanding shares. However, there was no guarantee that shareholders would be able to sell all of the shares they desire in a quarterly repurchase offer. While the Fund has provided over $4.3 billion in liquidity over the last three years, recent repurchase requests have been subject to significant prorations, with investors only receiving an average of 20% of their repurchase requests over the last year. The Trustees agreed that pursuing an option to provide increased liquidity would be in the best interests of shareholders.
The Trustees carefully considered various options, including (a) continuing to operate the Fund with quarterly repurchase offers of 5%; (b) materially increasing the size of the Fund’s quarterly repurchase offers; (c) liquidating the Fund by selling the Fund’s investment portfolio, and distributing proceeds to shareholders; (d) merging with another fund; or (e) listing the Fund on an exchange to provide secondary market liquidity to shareholders.
 In connection with their evaluation of the various options, the Trustees carefully analyzed each potential option including, but not limited to, the following factors: (a) the probability of completion, (b) timing and costs, (c) ability to maximize value for shareholders both in the near term and long term, (d) challenges and limitations and (e) likelihood of success in accomplishing the goal of providing increased liquidity to shareholders.
Specific to the proposed conversion of the Fund to a listed closed-end fund, the Board considered a variety of factors, including but not limited to: that shareholders would be able to trade shares of the Fund on a daily basis while upside potential would be preserved for long-term shareholders, the Advisor’s expectation that the resolution of the “Liquidity Mismatch ” described above will provide the Fund with flexibility to make new investments and take advantage of compelling investment opportunities, thus creating a potential for increased, more frequent distributions to shareholders, the anticipated reduction in the Fund’s operating expenses, and the Advisor’s expectation that the conversion will improve the Fund’s access to lower cost debt and its ability to achieve an investment grade rating. The Board weighed these anticipated benefits against potential disadvantages of a conversion, including that shareholders will not have the ability to sell their shares before conversion, the possibility that shares will sell at a discount after the conversion, and the potential for activist investors to engage with the Fund, noting that certain of the Proposals are intended to mitigate the risk of activists to long-term shareholder interests.  Based upon these considerations, the Board’s consideration of alternatives, and the totality of the information provided, the Board concluded that discontinuing interval fund operations and listing the Fund’s shares on the NYSE would be in the best interests of the Fund and its shareholders.
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Based on the foregoing and the totality of the information provided, the Board concluded that discontinuing interval fund operations and listing on the NYSE would be the optimal approach to providing increased liquidity to shareholders and would be in the best interests of the Fund and its shareholders.
The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of the proposed elimination of the Fund’s fundamental policy of making quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value.

PROPOSALS 3-12: RESTATE AGREEMENT AND DECLARATION OF TRUST

APPROVAL OF RESTATEMENT OF FUND’S PRIMARY GOVERNING DOCUMENT, THE AGREEMENT AND DECLARATION OF TRUST

Background
Although federal law, and particularly the 1940 Act, regulates many aspects of the governance of a fund, every fund is organized as a legal entity under state law. The Fund is organized as a statutory trust under Delaware law, which provides a legal framework for the general powers, duties, rights and obligations of the Trustees and shareholders, but leaves the more specific powers, duties, rights and obligations to be determined by the Trustees as set forth in the Fund’s Declaration of Trust and By-Laws.
Proposal to Restate Declaration of Trust
The Board believes the Amended and Restated Declaration of Trust will modernize the Fund’s Governing Documents, offer more operational specificity and potential operational efficiency for the Fund.  Specifically, the Board believes the proposed changes are consistent with current market practice for listed closed-end funds, with certain revisions expressly addressing NYSE listing-related operations. The proposed changes are intended to make the administration of the Fund more efficient and cost-effective on a going forward basis, and provide more flexibility for the operations of the Fund. In addition, certain of the proposed revisions are intended to protect the long-term interests of Fund shareholders. It is proposed that Proposals 3-12 take effect concurrently with the listing of the Fund’s shares on the NYSE.  In the event that Proposals 2-13 are not approved by the shareholders or the Fund’s shares are not listed on the NYSE, Proposals 3-12 will not be implemented. In addition, although the Fund may be able to be listed on the NYSE without the governing document changes outlined in Proposals 3-12, if any of Proposals 3-12 are not approved by shareholders, the Advisor and the Board may re-evaluate the listing of the Fund.
The Fund is asking for shareholder approval of specific changes to the Fund’s Declaration of Trust because they could be viewed as changes that substantively affect shareholder rights. Additionally, for continuity in the approval of the Proposed Amended and Restated Declaration of Trust, the Fund is also asking for approval of the remaining changes not specifically addressed in Proposals 3-11 below. Hereinafter, the Fund’s current Declaration of Trust and the Proposed Amended and Restated Declaration of Trust may be referred to as Declaration of Trust as the context indicates.
PROPOSAL 3: CHANGE SHAREHOLDER APPROVAL THRESHOLD IN A CONTESTED TRUSTEE ELECTION

Currently, Trustees are elected by a plurality. With plurality voting, the nominees who receive the most “for” votes are elected to the board until all board seats are filled. As proposed, in an uncontested election Trustees would continue to be elected by a plurality; while a contested Trustee election (one where there is more than one candidate for a Trustee position), would require a candidate to receive the vote of a majority of the shares outstanding to be elected. If no candidate received the vote of a majority of the shares
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outstanding, the existing Trustees would hold over and continue to serve until their successors were elected. Defined terms used but not defined herein have the meanings set forth in the Proposed Amended and Restated Declaration of Trust, attached hereto as Exhibit A.

Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Quorum and Required Vote	Trustees shall be elected by a plurality of the votes cast at a Shareholders’ meeting at which a quorum is present.
Trustees shall be elected, other than in a Contested Election, by the affirmative vote of a plurality of the outstanding Shares of the Trust present in person or by proxy at a Shareholders’ meeting at which a quorum is present; and Trustees shall be elected in a Contested Election by the affirmative vote of a majority of the Shares outstanding and entitled to vote with respect to the election of Trustees.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of the proposed change to the shareholder approval threshold in a contested Trustee election.

PROPOSAL 4: ADDITION OF REQUIREMENT THAT SHAREHOLDERS REPRESENTING AT LEAST 10% OF SHARES MUST JOIN A DERIVATIVE ACTION

Currently, there is not a requirement that a minimum percentage of shareholders be represented to bring a derivative claim. As proposed, shareholders representing at least 10% of Fund shares must join in a derivative action in order for it to not be rejected. This 10% requirement does not apply to claims arising under the federal securities laws. This 10% requirement is intended to discourage small shareholders from causing the Fund to incur legal investigation costs, defense costs, and divert resources to address the grievances of a very small proportion of Fund investors.

Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust
10% Shareholder Requirement for Derivative Actions	N/A
Shareholders who held (or subsequently acquired) Shares of the affected Series at the times specified above and who own, at the commencement of the derivative action, Shares representing at least ten percent (10%) of the outstanding Shares of the Trust or the affected Series must join in initiating the derivative action.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of the proposed addition of a requirement that shareholders representing at least 10% of shares must join in a derivative action.

PROPOSAL 5: ADDITION OF EXCLUSIVE JURISDICTION OF DELAWARE STATE COURTS CLAUSE

The Fund’s current Declaration of Trust is silent as to exclusive jurisdiction. As proposed, shareholders must bring claims in be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. This exclusive jurisdiction requirement does not apply to claims arising under federal securities laws. Exclusive jurisdiction provisions may make it more expensive for a shareholder to bring a suit and may limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. This exclusive jurisdiction clause is intended to protect shareholders by bringing greater certainty to legal disputes by assuring they are brought in state courts in Delaware, the Fund’s jurisdiction of formation, rather than in a different state court that has a less
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well-developed body of case law and less familiarity with Delaware state law provisions that apply to the Fund.

Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Exclusive Jurisdiction for Proceedings Involving the Fund	N/A	Delaware state courts

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of the proposed addition of a Delaware state court exclusive jurisdiction clause.
PROPOSAL 6: CHANGES RELATED TO THE AUTHORITY TO DISSOLVE THE FUND

Currently, the Fund may be dissolved at any time by vote of a majority of the shares of the Fund or by the Board. As proposed, the Fund may be dissolved only upon approval of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares unless such dissolution has been previously approved by the affirmative vote of at least 66 2/3% of the Board of Trustees, in which case an affirmative vote of a majority of the outstanding voting securities shall be required; provided that if the affirmative vote of at least 75% of the Board approves the dissolution, no vote of Shareholders shall be required to dissolve the Trust. This change is intended to allow the Board, in the appropriate circumstances, with greater levels of Trustee support, to make determinations that dissolution is in the best interest of the Fund and its shareholders without requiring the Fund to incur proxy solicitation costs to seek higher levels of shareholder approval of dissolution.

Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Dissolution of Fund	The Fund may be dissolved at any time by vote of a majority of the Shares of the Fund entitled to vote or by the Board by written notice to the Shareholders.
The Fund may be dissolved only upon approval of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares unless such dissolution has been previously approved by the affirmative vote of at least 66 2/3% of the Board of Trustees, in which case an affirmative vote of a majority of the outstanding voting securities shall be required; provided that if the affirmative vote of at least 75% of the Board approves the dissolution, no vote of Shareholders shall be required to dissolve the Trust.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of the proposed change granting the Board authority to dissolve the Fund.
PROPOSAL 7: CHANGE TO APPROVAL THRESHOLDS FOR MERGERS, CONVERSIONS, AND REORGANIZATIONS.

Currently, the Fund may merge with another entity, convert into a different form, or reorganize  upon Board approval, and any shareholder vote if required by applicable law. As proposed, certain mergers, conversions, and reorganizations require a higher Board and shareholder approval thresholds. Specifically, mergers, conversions, and reorganizations require approval by a “vote of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares unless such transaction has been previously approved by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case,” such transactions require the vote of a majority of the outstanding voting securities. These changes are intended to help assure fairness to all shareholders by requiring shareholders to approve certain types of transactions with large shareholders of the Fund.  These changes are intended to help assure fairness to all shareholders by ensuring that a broad base of shareholders approve certain types of transactions.
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Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Mergers
Any such merger or consolidation shall not require the vote of the Shareholders affected thereby, unless such vote is required by the 1940 Act or unless such merger or consolidation would result in an amendment of this Declaration of Trust, which would otherwise require the approval of such Shareholders,

Any such merger or consolidation shall not require the vote of the Shareholders affected thereby, unless such vote is required by the 1940 Act or the requirements of any stock exchange on which Shares are listed for trading, in which case such merger or consolidation shall first have been approved by a vote of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares unless such transaction has been previously approved by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required, or unless such merger or consolidation would result in an amendment of this Declaration of Trust that would otherwise require the approval of such Shareholders, in which case, following approval by the Board of Trustees, the approval of Shareholders that would be required for such amendment under this Declaration of Trust shall be required. Such affirmative vote shall be in addition to the vote or consent of Shareholders otherwise required by law or any agreement between the Trust and any national securities exchange.

Conversion
A majority of the Board of Trustees may, without the vote or consent of the Shareholders, cause (i) the Trust to convert to a common-law trust, a general partnership, limited partnership or a limited liability company organized, formed or created under the laws of the State of Delaware as permitted pursuant to Section 3821 of the DSTA; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another business trust (or series thereof) created pursuant to this Section 3 of this Article VIII,; or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; provided, however, that if required by the 1940 Act, no such statutory conversion, Share conversion or Share exchange shall be effective unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the “vote of a majority of the conversion of Shares of the  Trust or any Series into beneficial interests in such separate business trust or trusts (or series thereof).

(i)  The Board of Trustees may, without the vote or consent of the Shareholders, cause (i) the Trust to convert to a common-law trust, a general partnership, limited partnership or a limited liability company organized, formed or created under the laws of the State of Delaware as permitted pursuant to Section 3821 of the DSTA; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust; or (ii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; provided, however, that if a Shareholder vote is required by the 1940 Act or the requirement of any stock exchange on which Shares are listed for trading, no such statutory conversion, Share conversion or Share exchange shall be effective unless the terms of such transaction shall first have been approved outstanding voting securities,” as such phrase is defined in the 1940 Act, of the Trust or Series, as applicable; provided, further, that in all respects not governed by statute or applicable law, the Board of Trustees shall have the power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation including the power to create one or more separate business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred by a vote of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares unless such transaction has been previously approved by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required. Such affirmative vote shall be in addition to the vote or consent of Shareholders otherwise required by law or any agreement between the Trust and any national securities exchange.

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Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust

(ii)   The Board of Trustees may cause the Trust to convert from a “closed-end company” to an “open-end company,” as those terms are defined in the 1940 Act. Such conversion shall require the vote of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares unless such transaction has been previously approved by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required. Such affirmative vote shall be in addition to the vote or consent of Shareholders otherwise required by law or any agreement between the Trust and any national securities exchange.

Reorganization
A majority of the Board of Trustees may cause the Trust to sell, convey and transfer all or substantially all of the assets of the Trust, or all or substantially all of the assets associated with any one or more Series, to another trust, business trust, partnership, limited partnership, limited liability company, association or corporation organized under the laws of any state, or to one or more separate series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with each Series the assets of which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act no assets associated with any particular Series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the “vote of a majority outstanding voting securities,” as such phrase is defined in the 1940 Act, of that Series.

The Board of Trustees may cause the Trust to sell, convey and transfer all or substantially all of the assets of the Trust, or all or substantially all of the assets associated with any one or more Series, to another trust, statutory trust, partnership, limited partnership, limited liability company, association or corporation organized under the laws of any state, or to one or more separate series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with each Series the assets of which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act or the requirements of any stock exchange upon which Shares are listed for trading, no assets associated with any particular Series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved by a vote of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares of such Series unless such transaction has been previously approved by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote of such Series shall be required. Such affirmative vote shall be in addition to the vote or consent of Shareholders otherwise required by law or any agreement between the Trust and any national securities exchange.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of the proposed changes to the approval thresholds for Fund mergers, conversions and reorganizations.
PROPOSAL 8: INCREASE SHAREHOLDER APPROVAL THRESHOLDS TO APPROVE CERTAIN CHANGES TO DECLARATION OF TRUST

Presently, amendments to the Declaration of Trust can be made by the Board without shareholder approval so long as they do not adversely affect to a material degree the rights and preferences of Fund shares. As proposed, certain elements of the Declaration of Trust may not be changed without both Board and shareholder approval. Specifically, “any amendment to Article IV, Section 1 to declassify the Board of
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Trustees, or any amendment to Article V, Section 1, clause (ii), shall require the affirmative vote or consent of the Board of Trustees followed by the affirmative vote or consent of Shareholders owning at least seventy-five percent (75%) of the outstanding Shares, unless such amendment has been previously approved, adopted or authorized by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required and (y) any additional matter not expressly requiring a vote of Shareholders on which the Trustees determine the Shareholders shall have power to vote shall require the affirmative vote or consent of Shareholders owning at least seventy-five percent (75%) of the outstanding Shares, unless such matter has been previously approved, adopted or authorized by the affirmative vote of at least two-thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required.” A “Majority Shareholder Vote” shall mean a vote of “a majority of the outstanding voting securities,” as such term is defined in the 1940 Act.
The proposed shareholder vote thresholds are intended to clarify the circumstances under which shareholder approval is required for potential future amendments to the Declaration of Trust, and are intended to modernize the Fund’s amendment provisions to be more consistent with established Delaware precedent.
Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Increased Approval Thresholds for Amendments	N/A
Any amendment to Article IV, Section 1 to declassify the Board of Trustees, or any amendment to Article V, Section 1, clause (ii), shall require the affirmative vote or consent of the Board of Trustees followed by the affirmative vote or consent of Shareholders owning at least seventy-five percent (75%) of the outstanding Shares, unless such amendment has been previously approved, adopted or authorized by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required and (y) any additional matter not expressly requiring a vote of Shareholders on which the Trustees determine the Shareholders shall have power to vote shall require the affirmative vote or consent of Shareholders owning at least seventy-five percent (75%) of the outstanding Shares, unless such matter has been previously approved, adopted or authorized by the affirmative vote of at least two-thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of the proposed increase to shareholder vote thresholds to approve amendments to the Declaration of Trust.

PROPOSAL 9: AMEND DECLARATION OF TRUST TO REMOVE SHAREHOLDER MEETING ALTERNATIVE

Presently, Article V, Section 2 of the Fund’s Declaration of Trust includes a provision that states that ten or more shareholders who “[meet] the qualifications set forth in Section 16(c) of the 1940 Act,” may provide materials to other shareholders to request a shareholder meeting. However, Section 16(c) of the 1940 Act does not technically apply to statutory trusts such as the Fund. In addition, this provision may harm the long-term interests of Fund shareholders by allowing activist investors to circumvent the standard proxy and shareholder meeting process.
The proposed deletion of this provision is intended to modernize the Fund’s Declaration of Trust to be more consistent with the federal securities laws.
19

Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Shareholder Meeting Alternative
Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record, subject to any rights provided to the Trust or any Trustees provided by said Section 16(c).

N/A

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of the proposed amendment to the Declaration of Trust to remove the shareholder meeting alternative.

PROPOSAL 10: AMEND DECLARATION OF TRUST TO REMOVE ABILITY FOR SHAREHOLDERS TO ACT BY WRITTEN CONSENT IN LIEU OF A MEETING

Presently, Article 5, Sections 4 and 5 of the Fund’s Declaration of Trust include provisions that permit shareholders to act by written consent in lieu of a shareholder meeting. This provision may harm the long-term interests of Fund shareholders by allowing hostile bidders and insurgent shareholders to circumvent the standard proxy and shareholder meeting process. For example, if the Trust develops a concentrated ownership base, certain actions could occur by written consent with little or no advance notice to the Trust or the market – and before the Board of Trustees has a meaningful opportunity to communicate its views regarding the proposed shareholder action.
The proposed deletion of this provision is intended to modernize the Fund’s Declaration of Trust and provide a more orderly process for shareholder proposals.
Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Shareholders’ Ability to Act by Written Consent in Lieu of a Meeting
Any action which may be taken at any meeting of Shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of Shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Shares entitled to vote on that action were present and voted.  All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust’s records.  Any Shareholder giving a written consent or the Shareholder’s proxy holders or a transferee of the Shares or a personal representative of the Shareholder or its respective proxy-holder may revoke the consent by a writing received by the secretary of the Trust before written consents of the number of Shares required to authorize the proposed action have been filed with the secretary.

If the consents of all Shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such Shareholders shall not have been received, the secretary shall give prompt notice of the action taken without a meeting to such Shareholders.  This notice shall be given in the manner specified in the By-Laws.
N/A

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The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of the proposed amendment to the Declaration of Trust to remove the ability for shareholders to act by written consent in lieu of a shareholder meeting.

PROPOSAL 11: APPROVE AMENDMENTS TO THE DECLARATION OF TRUST TO INCORPORATE 4.9 AND 9.9 PERCENT OWNERSHIP LIMITATIONS

Presently, there are no limitations on the number of shares of the Fund that a shareholder may own. As proposed, certain elements the Declaration of Trust would be amended to incorporate limitations on ownership of the Fund, such that within the first twelve months of the Fund’s shares being listed on the New York Stock Exchange, no shareholder may obtain more than 4.9% of the Fund, and thereafter, no shareholder may obtain more than 9.9% of the Fund (together, the “Ownership Limitations”).
The Ownership Limitations do not retroactively apply to acquisitions of shares that occurred prior to the Fund becoming a listed closed-end fund. However, such shares will be aggregated with any shares acquired thereafter for purposes of determining whether the Ownership Limitations are exceeded.
The Ownership Limitations are designed to protect long-term shareholders in the first twelve months after the Fund is listed on the New York Stock Exchange when the Fund may trade at a substantial discount to NAV as shareholders take advantage of newly-available secondary market liquidity and before the Advisor has had the opportunity to fully implement its business plan in connection with the conversion.  Following this initial period, the Ownership Limitations are intended to limit the concentration of Fund shareholdings among persons who would be an “affiliated person” (as defined in the 1940 Act) by virtue of their shareholdings.
Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Ownership Limitations	N/A
Certain Acquisitions Prohibited.

(a) Restrictions on Certain Acquisitions of Shares. If an Acquiring Person shall attempt to purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise, any Shares, or any option, warrant or other right to purchase or acquire Shares or any securities convertible into or exchangeable for Shares or any interest in any other entity that directly, indirectly or constructively owns any Shares (any such purchase or acquisition being an “Acquisition”), in each case, whether of record, beneficially, by operation of law or otherwise and such Acquisition shall cause such Acquiring Person to become a beneficial owner (within the meaning of Section 13 of the Exchange Act) of greater than 4.9 percent of the Shares in the first twelve months after the Shares are listed on the New York Stock Exchange, and thereafter greater than 9.9 percent of the Shares (a “5/10 Percent Shareholder”) or increase the percentage of Shares beneficially owned by a 5/10 Percent Shareholder, then such Acquiring Person shall be a “Restricted Holder” and such Shares shall be “Excess Shares,” and such Acquisition of Excess Shares shall not be permitted and such transfer of Excess Shares to the Restricted Holder shall be void ab initio except as authorized pursuant to this Article III, Section 8; provided, however, that for purposes of determining the existence and identity of, and the amount of Shares beneficially owned by, any Acquiring Person or Restricted Holder, the Trust is entitled to rely conclusively on (a) the existence and absence of filings of Schedules 13D and 13G under the 1934 Act (or any similar schedules) as of any date and (b) the Trust’s actual knowledge of the ownership of the Shares.

(b) Requests for Exceptions. The restrictions contained in this Article III, Section 8, are for the purpose of limiting the concentration of Fund shareholdings among persons who would be “affiliated person” (as defined in the 1940 Act) by virtue of their shareholdings. In connection therewith, and to provide for the effective policing of these provisions, an Acquiring Person or Restricted Holder who proposes to effect an Acquisition of Excess Shares, prior to the date of the proposed Acquisition, shall request

21

Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust

in writing (a “Request”) that the Board of Trustees review the proposed Acquisition of Excess Shares and authorize or not authorize the proposed Acquisition pursuant to this subparagraph (b). A Request shall be mailed or delivered to the Secretary of the Trust at the Trust’s principal place of business. Such Request shall be deemed to have been delivered only when actually received by the Secretary of the Trust. A Request shall include: (1) the name, address and telephone number of the Acquiring Person or Restricted Holder; (2) a description of the interest proposed to be acquired by the Acquiring Person or Restricted Holder; (3) the date on which the proposed Acquisition is expected to take place; (4) the name of the intended transferor of the interest to be acquired by the Acquiring Person or Restricted Holder; and (5) a Request that the Board of Trustees authorize, if appropriate, the Acquisition of Excess Shares pursuant to this subparagraph (ii) and inform the Acquiring Person or Restricted Holder of its determination regarding the proposed Acquisition. If an Acquiring Person or Restricted Holder duly submits a proper and complete Request to the Secretary of the Trust, at the next regularly scheduled meeting of the Board of Trustees following the tenth business day after receipt by the Secretary of the Trust of the Request, the Board of Trustees will act to determine whether to authorize the proposed Acquisition described in the Request, in accordance with this subparagraph (b) and subparagraph (e) of this Article III, Section 8. The Board of Trustees shall conclusively determine whether to authorize the proposed Acquisition, in its sole discretion and judgment, and shall cause the Acquiring Person or Restricted Holder making the Request to be informed of such determination as soon as practicable thereafter.

(c) Effect of Unauthorized Acquisition. Any Acquisition of Excess Shares attempted or purported to be made in violation of this Article III, Section 8, shall be null and void ab initio to the fullest extent permitted by law. In the event of an attempted or purported Acquisition of Excess Shares by a Restricted Holder in violation of this Article III, Section 8, the Trust shall be deemed to be the agent for the transferor of the Excess Shares. The Trust shall be such agent for the limited purpose of consummating one or more sales of the Excess Shares (including over the New York Stock Exchange or other national securities exchange on which the Securities may be traded) to a Person or Persons who are not Restricted Holders (each, an “Eligible Transferee”), which may include, without limitation, the transferor. The record ownership of the Excess Shares shall remain in the name of the transferor until the Excess Shares have been sold by the Trust or its assignee, as agent, to an Eligible Transferee. Neither the Trust, as agent, nor any assignee of its agency hereunder, shall be deemed to be a Shareholder nor be entitled to any rights of a Shareholder, including, but not limited to, any right to vote the Excess Shares or to receive dividends or liquidating distributions in respect thereof, if any, but the Trust or its assignee shall only have the right to sell and transfer the Excess Shares on behalf of and as agent for the transferor to another Person or Persons; provided, however, that an Acquisition by such other Person or Persons does not violate the provisions of this Article III, Section 8. Until the Excess Securities are acquired by an Eligible Transferee, the rights to vote and to receive dividends and liquidating distributions with respect to the Excess Shares shall remain with the transferor. The intended transferee of the Excess Shares and the Restricted Holder with respect to any Excess Shares shall not be entitled to any rights of Shareholders, including, but not limited to, the rights to vote or to receive dividends and liquidating distributions with respect to the Excess Shares. If the Restricted Holder has resold the Excess Shares, the Restricted Holder shall be deemed to have sold the Excess Shares for the Trust in its capacity as agent, and shall be required to transfer to the Trust in its capacity as agent any proceeds of such sale and any dividends or liquidating distributions received in respect of such Excess Shares. In the event of a permitted sale and transfer, whether by the Trust or its assignee, as agent, the proceeds of such sale shall be applied first, to reimburse the Trust or its assignee for any expenses incurred by the Trust acting in its role as the agent for the sale of the Excess Shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to one or more organizations qualifying under Section 501(c)(3) of the Code selected by the Board of Trustees.

(e) Authorization of Acquisition of Shares by a Restricted Holder. The Board of Trustees may authorize an Acquisition of Excess Shares by a Restricted Holder,

22

Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust

if, in its sole discretion and judgment it determines that the Acquisition is in the best interests of the Trust and its Shareholders. In deciding whether to approve any proposed Acquisition of Excess Shares by a Restricted Holder, the Board of Trustees may request all relevant information from the Restricted Holder with respect to all Shares directly or indirectly owned by such Restricted Holder. Any Acquiring Person or Restricted Holder who makes a Request of the Board of Trustees pursuant to Article III, Section 8, to effect an Acquisition of Excess Shares shall reimburse the Trust, on demand, for all reasonable costs and expenses incurred by the Trust with respect to any proposed Acquisition, including, without limitation, the Trust’s reasonable costs and expenses incurred in determining whether to authorize that proposed Acquisition.

(f) Certain Indirect Prohibited Acquisitions. In the event an Acquisition would be in violation of this Article III, Section 8, as a result of attribution under federal securities laws to the Acquiring Person who is the intended transferee of the beneficial ownership of Shares by a Person who is not controlling, controlled by or under common control with the intended transferee (an “Other Person”), which beneficial ownership is nevertheless attributed under federal securities laws to the intended transferee, the restrictions contained in this Article III, Section 8, shall not apply in a manner that would invalidate any Acquisition to such Other Person, and the Acquiring Person who is the intended transferee and any Persons controlling, controlled by or under common control with the intended transferee (collectively, the “Intended Transferee Group”) shall automatically be deemed to have transferred to the Trust, sufficient Shares (which Shares shall: (i) consist only of Shares held legally or beneficially, whether directly or indirectly, by any member of the Intended Transferee Group, but not Shares held through any Other Person, other than Shares held through a Person acting as agent or fiduciary for any member of the Intended Transferee Group; (ii) be deemed transferred to the Trust, in the inverse order in which it was acquired by members of the Intended Transferee Group, and (iii) be treated as Excess Shares) to cause the intended transferee, following such transfer to the Trust, not to be in violation of the restrictions contained in this Article III, Section 8; provided, however, that to the extent the foregoing provisions of this subsection (f) would not be effective to prevent an Acquisition in violation of this Article III, Section 8, the restrictions contained in this Article III, Section 8, shall apply to such other Shares beneficially owned by the intended transferee (including Shares actually owned by Other Persons), in a manner designed to minimize the amount of Shares subject to the restrictions contained in this Article III, Section 8, or as otherwise determined by the Board of Trustees to be necessary to prevent an Acquisition in violation of the restrictions contained in this Article III, Section 8 (which Shares shall be treated as Excess Shares).

(g) Prompt Enforcement; Further Actions. After obtaining actual knowledge of an Acquisition of Excess Shares by a Restricted Holder, the Trust shall demand the surrender of, or cause to be surrendered, to it, the Excess Shares, or any proceeds received upon a sale of the Excess Shares, and any dividends or other distributions made with respect to the Excess Shares. If such surrender is not made within 30 business days from the date of such demand, the Trust may institute legal proceedings to compel such transfer; provided, however, that nothing in this paragraph (g) shall: (i) be deemed inconsistent with the Acquisition of the Excess Shares being deemed null and void pursuant to paragraph (d) of this Section 8; (ii) preclude the Trust in its discretion from immediately bringing legal proceedings without a prior demand; or (iii) cause any failure of the Trust to act within the time periods set forth in this paragraph (g) to constitute a waiver or loss of any right of the Trust under this Article III, Section 8.

(h) Damages. Any Restricted Holder who knowingly violates the provisions of this Article III, Section 8, and any Persons controlling, controlled by or under common control with such a Restricted Holder, shall be jointly and severally liable to the Trust for, and shall indemnify and hold the Trust harmless against, any and all damages suffered as a result of such violation, including attorneys’ and auditors’ fees incurred in connection with such violation.

(i) Conditions to Acquisition; Responsibilities of Transfer Agent. The Trust may require, as a condition to the registration of the Acquisition of any Shares or the payment of any distribution on any of its Shares, that the intended transferee or payee

23

Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust

furnish to the Trust all information reasonably requested by the Trust with respect to all the direct or indirect ownership interests in such Shares. The Trust may make such arrangements or issue such instructions to its transfer agent as may be determined by the Board of Trustees to be necessary or advisable to implement this Article III, Section 8, including, without limitation, instructing the transfer agent not to register any Acquisition of Shares on the Trust’s record books if the transfer agent has knowledge that such Acquisition would be prohibited by this Article III, Section 8, and/or authorizing such transfer agent to require an affidavit from an intended transferee regarding such Acquiring Person’s ownership of Shares and other evidence that an Acquisition will not be prohibited by this Article III, Section 8, as a condition to registering any Acquisition.

(j) Authority of Board of Trustees. Nothing contained in this Article III, Section 8, shall limit the authority of the Board of Trustees to take such other action to the extent permitted by law as it deems necessary or advisable.

(k) Exchange Transactions. Nothing in this Article III, Section 8 shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article III, Section 8 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article III, Section 8.

(l) Severability. If any part of the provisions of this Article III, Section 8, are judicially determined to be invalid or otherwise unenforceable, such invalidity or unenforceability shall not affect the remainder of the provisions of this Article III, Section 8, which shall be thereafter interpreted as if the invalid or unenforceable part were not contained herein.

(m) Expiration. Each provision of this Article III, Section 8, shall apply until such time as the Board of Trustees determines in its sole discretion that such provision is no longer necessary or advisable.
                (n) Legend on Certificates. All certificates evidencing ownership of Shares that are subject to the restrictions on transfer contained in the Article III, Section 8 shall bear a conspicuous legend referencing the restrictions set forth in this Article III, Section 8.

(i) Certain Definitions. Whenever used in this Article III, Section 8, unless otherwise required by the context or specifically provided:

(1) “Acquiring Person” includes an Associate of the Person.

(2) “Associate,” when used to indicate a relationship with any Person, means:

(i)     Any other Person (other than the Trust or a subsidiary of the Trust) of which such Person is an officer, director, or partner or is, directly or indirectly, the holder of 10% or more of any class of equity securities;

(ii)   Any trust, corporation or other entity in which such Person has a substantial beneficial interest or as to which such person serves as a director, trustee or in a similar fiduciary capacity;

(iii)   Any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person; or

(iv)   Any other person that:

a. Directly or indirectly controls, or is controlled by, or is under common control with, the Person specified, which will include any investment fund or other

24

Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust

  collective investment vehicle that has the same investment adviser as the person specified;

b.    Is acting as an investment adviser with regard to any person specified that is an investment fund or other collective investment vehicle; or

  c.     Is acting or intends to act jointly or in concert with the Person specified.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of the proposed amendment to the Declaration of Trust to add 4.9% and 9.9% ownership limitations.

PROPOSAL 12: APPROVAL OF ALL OTHER CHANGES TO THE FUND’S DECLARATION OF TRUST NOT SPECIFICALLY ADDRESSED IN PROPOSALS 3-11.

To provide greater certainty to the future operation of the Fund, the Board asks that shareholders approve the remaining changes to the Declaration of Trust for the Fund, even though they may have already expressly approved certain specific elements of the Declaration of Trust.

The summary below identifies certain changes that a shareholder might consider relevant. The description in this Proxy Statement of the Proposed Amended and Restated Declaration of Trust is only a summary of some changes that a shareholder might consider relevant. You should read the Proposed Amended and Restated Declaration of Trust, attached hereto as Exhibit A.
General Summary of Key Provisions
Summarized below are some of the key provisions of the Proposed Amended and Restated Declaration of Trust. The current Declaration of Trust and the Proposed Amended and Restated Declaration of Trust are substantially similar in all other material respects. Shareholders should review the form of Proposed Amended and Restated Declaration of Trust, which is found at Exhibit A. The description in this Proxy Statement of the Proposed Amended and Restated Declaration of Trust is only a summary, which is qualified in its entirety by reference to the Proposed Amended and Restated Declaration of Trust.
Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Shareholder Meetings
Special meetings of the Shareholders of the Trust or any Series shall be called by the Board of Trustees, Chairman or President upon the written request of Shareholders owning the requisite percentage amount of the outstanding Shares entitled to vote specified in the By-Laws.

Shareholders shall be entitled to at least fifteen (15) days’ notice of any meeting.

Except as required by federal law, including the 1940 Act, Shareholders shall not be entitled to call meetings of the Shareholders. To the extent required by federal law, including the 1940 Act, meetings of the Shareholders of the Trust or any Series shall be called by the Secretary of the Trust upon the written request of the Shareholders owning the requisite percentage amount of the outstanding Shares entitled to vote specified in the By-Laws.

Indemnification of Shareholders
(a) To the fullest extent that limitations on the liability of Trustees and officers are permitted by the DSTA, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:

(a) A Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of: the Trust or any Trustee or officer, agent or employee of the Trust; provided, however, that nothing contained herein shall

25

Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust

any agent or employee of the Trust; any Investment Adviser or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Trust whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.

protect any Trustee or officer against any liability to the Trust or to Shareholders to which the Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office with the Trust.

(b) Every person who is or was a Trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of another foreign or domestic corporation, trust, partnership, joint venture or other enterprise (each such person, a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the By-Laws and other applicable law

Principal Shareholder Transactions	N/A
Notwithstanding any other provision of this Declaration of Trust and subject to the exceptions provided in subparagraph (c) below, the types of transactions described in sub-paragraphs (1) through (3) below shall require approval by vote of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares unless such transaction has been previously approved by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required when a Principal Shareholder is a party to the transaction.

(i) The issuance of any securities of the Trust or any of its subsidiaries to any Principal Shareholder for cash (other than pursuant to any dividend reinvestment plan).

(ii) The sale, lease or exchange of all or any substantial part of the assets of the Trust or any of its subsidiaries to any Principal Shareholder (except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Trust or any of its subsidiaries, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

(iii) The sale, lease, or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust or any of its subsidiaries, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Trust or any of its subsidiaries, aggregating for the purpose of such computation, all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

26

Provision	Current Declaration of Trust	Proposed Amended and Restated Declaration of Trust

(b) For purposes of this Section 5, the term “Principal Shareholder” shall mean any Person or group (within the meaning of Rule 13d-5 under the 1934 Act) that is the beneficial owner, directly or indirectly, of five percent (5%) or more of the Shares of the Trust and shall include any affiliate or associate, as such terms are defined in clause (2) below, of a Principal Shareholder, but shall not include the Investment Adviser of the Trust or any Affiliated Person of the Investment Adviser of the Trust. For the purposes of this Section 5, in addition to the Shares that a Principal Shareholder beneficially owns directly, a Principal Shareholder shall be deemed to be the beneficial owner of any Shares (1) which the Principal Shareholder has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise or (2) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (1) above), by any other Person or group with which the Principal Shareholder or its “affiliate” or “associate,” as those terms are defined in Rule 12b-2, or any successor rule, under the 1934 Act, has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of Shares, or which is its “affiliate” or “associate” as so defined. For purposes of this Section 5, calculation of the total Shares of the Trust shall not include Shares deemed owned through application of clause (1) above.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of the remaining changes to the Amended and Restated Declaration of Trust not specifically identified in Proposals 3-11.

PROPOSAL 13: RESTATE BY-LAWS

APPROVAL OF RESTATEMENT OF THE FUND’S SECONDARY GOVERNING DOCUMENT, THE BY-LAWS

Background
As noted above, although federal law, and particularly the 1940 Act, regulates many aspects of the governance of a fund, every fund is organized as a legal entity under state law. The Fund is organized as a statutory trust under Delaware law, which provides a legal framework for the general powers, duties, rights and obligations of the Trustees and shareholders, but leaves the more specific powers, duties, rights and obligations to be determined by the Trustees as set forth in the Fund’s Declaration of Trust and By-Laws.
Proposal to Restate By-Laws
The Board approved the Proposed Amended and Restated By-Laws primarily to modernize the Fund’s Governing Documents, offer more operational specificity and potential operational efficiency for the Fund’s operations. Certain revisions may be considered to expressly address NYSE listing aspects as well as a recently enacted Delaware control share statute. The proposed changes are intended to make the
27

administration of the Fund more efficient and cost-effective on a going forward basis and provide more flexibility for the operations of the Fund.
It is proposed that Proposal 13 take effect concurrently with the listing of the Fund’s shares on the NYSE.  In the event that the Proposal is not approved by shareholders or the Fund’s shares are not listed on the NYSE, Proposal 13 will not be implemented.
Summarized below are some of the key changes to the current By-Laws. The Proposed Amended and Restated By-Laws are attached as Exhibit B. You should read the Proposed Amended and Restated By-Laws. The description in this Proxy Statement of the Proposed Amended and Restated By-Laws is only a summary of the material changes to the current By-Laws, which is qualified in its entirety by reference to the Proposed Amended and Restated By-Laws, and is not a comprehensive list of all changes.
Provision	Current By-Laws	Proposed Amended and Restated By-Laws
Business to be Transacted at Shareholder Meetings	N/A
Business transacted at any meeting of Shareholders shall be limited to (a) the purpose stated in the notice, (b) the adjournment of such meeting in accordance with these By-Laws, and (c) solely with respect to annual meetings, such other matters as are permitted to be presented at the meeting in accordance with [the Section related to the Advance Notice of Shareholder Nominees for Trustee and Other Shareholder Proposals].

Call of Meeting
Special meetings of the Shareholders of the Trust or any Series shall be called by the Board of Trustees, Chairman, or President upon the written request of Shareholders owning at least one-third of the outstanding Shares entitled to vote.

Except as required by federal law, including the 1940 Act, Shareholders shall not be entitled to call meetings of the Shareholders. To the extent required by federal law, including the 1940 Act, meetings of the Shareholders shall be called by the Secretary upon the request of the Shareholders owning Shares representing at least the percentage of the total combined votes of all Shares of the Trust issued and outstanding required by federal law, including the 1940 Act, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the Shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders.

28

Provision	Current By-Laws	Proposed Amended and Restated By-Laws
Advance Notice Provisions for Shareholder Proposals	N/A
Customary advance notice provisions, including:

• Shareholder proposals and Trustee nominations must be made by shareholders of record who provide timely written notice to the Trust, which generally means between 90-120 days prior to the anniversary of the prior year’s annual meeting proxy statement, unless an annual meeting was not held in the prior year or is advanced by more than 30 days or delayed by more than 60 days;

• Written notice of any shareholder proposal/nomination must include, among other things: whether nominee is an “interested person” for 1940 Act purposes; text of the proposal; reasons for the proposal; description of any material interest the shareholder has in the proposal; the amount of shares or derivatives owned by the shareholder; and certain other information regarding activities related to Fund shares or as required by law;

• Each proposed nominee must also deliver with a shareholder’s written notice, a completed Trustee questionnaire provided by the Fund, their consent to interviews and background checks and other make certain other representations; and

• A shareholder’s notice must be updated as of the record date and prior to any shareholder meeting and to correct any inaccuracies.

Adjournment	Any shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy.
Any Shareholders’ meeting may be adjourned by the Board of Trustees or the chair of the meeting one or more times for any reason, including the failure of a quorum to be present at the meeting with respect to any proposal or the failure of any proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. A Shareholders’ meeting may be adjourned by the Board of Trustees or chair of the meeting as to one or more proposals regardless of whether action has been taken on other matters.

Amendment by Shareholders
These By-Laws may be amended or repealed by the affirmative vote or written consent of two-thirds of the outstanding shares entitled to vote, except as otherwise provided by applicable law or by the Declaration of Trust or these By-Laws.

These By-Laws may be amended or amended and restated only by the Board of Trustees, and no Shareholder vote shall be required for any such amendment or restatement. Shareholders shall have no right to amend these By-Laws.

Summary of Certain Aspects of Delaware Control Share Acquisition Statute
Because the Fund is organized as a Delaware statutory trust, it will be automatically subject to the control share acquisition provisions (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”) once it becomes a listed closed-end fund. The Control Share Statute became automatically applicable to listed closed-end funds organized as Delaware statutory trusts, such as the Fund once it becomes a listed closed-end fund, upon its effective date of August 1, 2022.
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The Control Share Statute provides for a series of voting power thresholds above which shares are considered “control beneficial interests” (referred to here as “control shares”). These voting power thresholds are as follows:
•	10% or more, but less than 15% of all voting power;
•	15% or more, but less than 20% of all voting power;
•	20% or more, but less than 25% of all voting power;
•	25% or more, but less than 30% of all voting power;
•	30% or more, but less than a majority of all voting power; or
•	a majority or more of all voting power.
Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of fund shares in the election of Trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” which is broadly defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the Governing Documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Board. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. The Board is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. However, Section 1.9 of the Fund’s Proposed Amended and Restated By-Laws, provides that the voting restrictions under the Control Share Statute shall not apply to (i) any acquisition of preferred shares that may be issued by the Fund and (ii) any acquisition or proposed acquisition of shares by any company that, in accordance with the 1940 Act or SEC exemptive order or other regulatory relief or guidance, votes the shares held by it in the same proportion as the vote of all other holders of such security or all securities.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Fund becoming a listed closed-end fund. However, such shares will be aggregated with any shares acquired thereafter for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The Control Share Statute has the potential to serve as a defensive measure or anti-takeover device against activist investors’ proposals. As such, the Control Share Statute may protect the long-term interests of Fund shareholders by limiting the ability of activist investors to use their ownership to attempt to disrupt the Fund’s long-term strategy. However, the Control Share Statute may also serve to entrench the Board and make it less responsive to shareholder requests. The totality of positive or negative effects is difficult to predict as the Control Share Statute has been in effect for a relatively short period of time.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.
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The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of the Proposed By-Laws.
PROPOSAL 14: ADJOURN, IF NEEDED, TO ALLOW MORE TIME TO SOLICIT VOTES

APPROVAL OF ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES IF THERE IS A QUORUM, BUT INSUFFICIENT PROXIES TO APPROVE ANY OF THE FOREGOING PROPOSALS 2-13

Background and Rationale
Because shareholders may take longer than expected to submit votes, the Fund could find that at the date of the Second Meeting, a quorum is present, yet there are not sufficient votes to approve all of Proposals 2-13. In this scenario, the Board believes it would be prudent to adjourn the Second Meeting to allow more time to solicit votes to more fully reflect the collective will of the shareholders. At an adjourned Second Meeting, the Fund will transact the business which would have been transacted at the original Second Meeting date.
The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of the proposed authority to adjourn the Second Meeting.
OPERATION OF THE FUND
The Fund is a closed-end fund organized as a Delaware statutory trust on May 25, 2012. The Fund’s principal executive office is located at 919 Third Avenue, 40th Floor, New York, NY 10022, and its telephone number is (212) 843-1601. The Board supervises the business activities of the Fund. Like other funds, the Fund retains various organizations to perform specialized services. The Fund has retained Bluerock Fund Advisor, LLC (the “Advisor”), a registered advisor under the Investment Advisors Act of 1940, as the Fund’s investment advisor under an investment advisory agreement. ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as administrator and accounting agent for the Fund. SS&C Global Investor & Distribution Solutions, Inc., located at 1055 Broadway, Kansas City, MO 64121-9445, service as the Fund’s transfer agent. UMB Bank, N.A, with principal offices at 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as custodian for the securities and cash of the Fund’s portfolio. ALPS Distributors, Inc. 1290 Broadway, Suite 100, Denver, CO, serves as principal underwriter and distributor for shares of the Fund.
THE PROXY
The Board solicits proxies so that each shareholder has the opportunity to vote on the Proposals to be considered at the Meetings. A proxy for voting your shares at the First Meeting and a proxy for voting your shares at the Second Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the respective Meetings as specified. If no specification is made, the shares represented by a duly executed proxy will be voted “for” the Proposal(s), and at the discretion of the holders of the proxy on any other matter that may come before the Meetings that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke a proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Fund revoking the proxy, or (iii) attending and voting in person at the respective Meeting.
VOTING SECURITIES AND VOTING

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As of the Record Date, the following number of shares of beneficial interest of the Fund were issued and outstanding:

Class A	22,626,820
Class C	13,223,954
Class I	101,438,595
Class L	2,885,371
Class M	3,806,753
Total	143,981,493

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meetings on any Proposal. The classes of the Fund are voting together on the Proposals. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held (if any), on any matter submitted to a vote at the Meetings. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meetings.

First Meeting

Approval of the Trustee election Proposal requires the affirmative vote of a plurality of all votes at the First Meeting. Under this plurality system, Trustee positions are filled by nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. All nominees receiving a plurality of votes cast will be elected. Under a plurality vote, the candidates that receive the highest number of votes, even if they receive less than a majority of the votes cast, will be elected. Because the nominees are running unopposed, all six nominees are expected to be elected as Trustees. As all nominees who receive votes in favor will be elected, votes against and to withhold will have no effect on the election outcome.  For this Proposal 1, the holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Fund (including broker non-votes and those voting withhold) entitled to vote at the First Meeting (in person or by proxy) constitutes a quorum. Under the rules of the NYSE, if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges (otherwise known as a “non-routine matter”), the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers the Trustee election proposal to be a routine matter, and therefore a broker may use its discretionary power to vote on that Proposal.

Second Meeting

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 2. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Second Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy (including abstentions), or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. For Proposals 3-14, the holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Fund (including abstentions) entitled to vote at the Second Meeting (in person or by proxy) constitutes a quorum. An affirmative vote of a majority of votes cast is required for the approval of Proposals 3-14.

When a proxy is returned as a “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will not be treated as present for purposes of determining a
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quorum. In addition, under the rules of the NYSE, if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges (otherwise known as a “non-routine matter”), the broker may not vote the shares as to that proposal even if it has discretionary voting power. The guidelines regarding “broker non-votes” apply to Proposals 2-14.

The Fund is holding two meetings to facilitate the separate consideration of routine and non-routine matters. By considering only routine matters at the First Meeting, the Fund is reducing the potential that there could be a significant number of broker non-votes which could result in additional solicitation expenses in order to obtain shareholder approval of Proposal 1. The Fund does not expect that there will be broker non-votes at the Second Meeting.
Under Proposal 14, the Second Meeting may be adjourned by the vote of a majority of the shares represented at the Second Meeting, even if a quorum is present, to permit further solicitation of proxies.
First and Second Meeting
If a quorum is not present at a Meeting, then the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, to permit further solicitation of proxies. When a quorum is not present, in determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of withhold votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting (up to 15 days), without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting. The Fund encourages, but does not require, Trustees to attend the Meetings.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

There were no Trustees or officers of the Fund who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As a group, the Trustees and officers of the Fund owned less than 1% of the outstanding shares of the Fund as of the Record Date. Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.
As of the Record Date, the Trustee Nominees and officers owned the following shares of the Fund.
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Title of class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Class I	I. Bobby Majumder	3,398	0.0%
Class I	Romano Tio	3,398	0.0%
Class I	Kamal Jafarnia	2,730	0.0%
Class I	Ramin Kamfar	35,855	0.0%
Class I	Ryan MacDonald	190	0.0%
Class I	Simon Adamiyatt	6,649	0.0%
Class I	S. Sori Farsheed	2,824	0.0%
Class I	Jordan Ruddy	16,774	0.0%
Class I	Jason Emala	6,481	0.0%
Class I	Lucas Foss	0	0.0%

A principal shareholder is any person who owns (beneficially) more than 5% of the outstanding shares of a fund. Based on SEC filings, the Fund is not aware of shareholder groups that were the beneficial owner of more than 5% of the outstanding shares of the Fund prior to the Record Date.

SHAREHOLDER PROPOSALS AND COMMUNICATION WITH THE BOARD

The Fund has not received any shareholder proposals to be considered for presentation at the Meetings. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Shareholders of the Fund who wish to communicate with Trustees (or to the Trustees who are not interested persons of the Fund, as a group) should send communications to the attention of Jason Emala, Secretary, Bluerock Total Income+ Real Estate Fund, 919 Third Avenue, 40th Floor, New York, NY 10022. All communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

Assuming that the Fund is able to be listed on the NYSE in the 2025 calendar year, the Fund anticipates that its 2026 annual meeting of shareholders will be held on or about December 16, 2026. Persons nominated by shareholders for election as Trustees of the Trust and any other proposals by shareholders shall be properly brought before the annual meeting only if notice of any such matter be delivered to the Fund’s offices, at 919 Third Avenue, 40th Floor, New York, NY 10022, Attention: Secretary, no earlier than August 18, 2026, and no later than the close of business on September 17, 2026. Shareholder proposals submitted under Rule 14a-8 for inclusion in the Fund’s proxy statement must be received prior to August 18, 2026.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Fund has engaged Morrow Sodali Fund Solutions LLC (“Sodali”), a proxy solicitation firm, to assist in the vote tabulation and solicitation. The estimated fees anticipated to be paid to Sodali for tabulation and solicitation services are expected to be
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approximately $800,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of the First Meeting, Notice of the Second Meeting, First Meeting proxy, Second Meeting proxy, and any additional materials relating to the Meetings and the cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, the Fund will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses. Certain officers of the Fund and the Advisor may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any compensation.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934 and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Board and officers, the Advisor, certain persons affiliated with the Advisor, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, the “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of the Fund and the SEC. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they filed with respect to shares of the Fund.

Delinquent Section 16(a) Reports

Each independent Trustee receives a quarterly issuance of shares of the Fund as part of their Trustee compensation.  In connection with the issuance of such shares on December 31, 2024 for the fourth quarter of 2024, the Trustees’ Form 4s were filed on January 8, 2025.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
The Board selected Cohen & Company, Ltd. (“Cohen”), located at 1835 Market St., Suite 310, Philadelphia, PA 19103, to serve as the Fund’s independent registered public accounting firm (auditor) for the fiscal year ending September 30, 2025. Cohen provides audit services and review of certain documents to be filed with the SEC. A representative of Cohen is expected to attend the Meetings. The Audit Committee pre-approves all audit engagements of the Fund’s independent registered public accounting firm and, when appropriate, any non-audit services (including audit-related, tax and all other services). One hundred percent of the audit fees presented below were pre-approved. Zero percent of the audit-related and tax fee services below were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. The Audit Committee pre-approves non-audit engagements of Fund’s independent registered public accounting firm, subject to the following de minimis exception. Pre-approval for a service provided to the Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Fund to the auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit. The Audit Committee also pre-approves any non-audit services proposed to be provided by the independent registered public accounting firm to (a) the Advisor and (b) any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund, if the auditor’s engagement with the Advisor or any such control persons relates directly to the operations and financial reporting of the Fund. This pre-approval is also subject to a de minimis exception, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the auditor by the Fund
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and any other entity that has its services approved under this policy (i.e., the Advisor or any entity controlling, controlled by, or under common control with the Advisor).
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
2023	$83,500	$2,500	$3,000	$0	$3,000
2024	$127,500	$2,500	$5,000	$0	$5,000

The aggregate non-audit fees billed by the Fund’s auditor for services rendered to the Fund, and rendered to the Fund’s Advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund were $0 for the fiscal years ended September 30, 2023 and September 30, 2024.  The Fund’s Audit Committee has considered whether the provision of non-audit services to the Fund’s Advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the auditor’s independence.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meetings other than as set forth above. If any other matters properly come before the Meetings that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 844-819-8287, or write the Fund at 919 Third Avenue, 40th Floor, New York, NY 10022.

Important Notice Regarding the Availability of Proxy Materials for the Meetings of Shareholders to be Held on September 3, 2025

A copy of the Notice of each Special Meeting of Shareholders, the Proxy Statement and Proxy Voting Ballots are available at www.proxyvotenow.com/bluerock.

BY ORDER OF THE BOARD OF TRUSTEES

Jason Emala, Secretary

Dated: July 28, 2025

If you have any questions before you vote, please call the proxy information line toll free at 877-614-9587 to answer your questions about the proxy material or about how to how to cast your vote. You may also
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receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN EACH ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, OR VOTE YOUR SHARES ONLINE AT THE WEBSITE LISTED.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE OF EACH ENCLOSED PROXY FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.
WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Meetings of Shareholders:
A copy of the Proxy Statement is available at: www.proxyvotenow.com/bluerock.
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EXHIBIT A

AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST
of
Bluerock Total Income+ Real Estate Fund
(a Delaware Statutory Trust)

TABLE OF CONTENTS

i

ii

AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST
OF
BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made this [__] day of [_______] 2025, by the Trustee(s) hereunder, and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided.
W I T N E S S E T H:
WHEREAS, this Trust was formed pursuant to a Certificate of Trust of the Trust (then known as Bluerock Total Alternatives Real Estate Fund) filed in the Office of the Secretary of State of the State of Delaware (the “State Office”) on May 25, 2012 (the “Original Certificate”) and the adoption of an Agreement and Declaration of Trust of the Trust dated as of May 25, 2012 (the “Original Trust Agreement”) to carry on the business of an investment company;
WHEREAS, the Original Certificate was amended on July 31, 2012 by the Certificate of Amendment thereto as filed in the State Office, changing the name of the Trust to Bluerock Total Income+ Real Estate Fund;
WHEREAS, the Original Certificate was further amended on November 7, 2012 by the Certificate of Amendment thereto as filed in the State Office, changing the name of the Trust to Total Income+ Real Estate Fund;
WHEREAS, the Original Certificate was further amended on January 18, 2019 by the Certificate of Amendment thereto as filed in the State Office, changing the name of the Trust to Bluerock Total Income+ Real Estate Fund;
WHEREAS, the Trustees now desire to amend and restate the Original Trust Agreement in its entirety as set forth in this Declaration of Trust; and
NOW, THEREFORE, the Trustees hereby amend and restate the Original Trust Agreement in its entirety as hereinafter set forth.
Name and Definitions.
Name.  The name of the Trust is “Bluerock Total Income+ Real Estate Fund” and the Trustees shall conduct the business of the Trust under that name, or any other name as they may from time to time determine. The Trustees may, without Shareholder approval, change the name of the Trust or any Series and adopt such other name as they deem proper. Any name change of the Trust shall become effective upon the effectiveness of the filing of a certificate of amendment under the Delaware Act reflecting such change. Any name change of any Series shall become effective upon approval by the Trustees of such change or any document (including any Registration Statement) reflecting such change. Any such action shall have the status of an amendment to this Declaration of Trust. In the event of any name change, the Trustees shall cause notice to be given to the affected Shareholders within a reasonable time after the implementation of such change, which notice shall be deemed given if the changed name is reflected in any Registration Statement.
Registered Agent and Registered Office; Principal Place of Business.
Registered Agent and Registered Office.  The name of the registered agent of the Trust and the address of the registered office of the Trust are as set forth on the Certificate of Trust.
Principal Place of Business.  The principal place of business of the Trust is 450 Wireless Boulevard, Hauppauge, NY 11788 or such other location within or outside of the State of Delaware as the Board of Trustees may determine from time to time.
Definitions.  Whenever used herein, unless otherwise required by the context or specifically provided:
“12(d) Control Person” shall mean any person who Controls, is Controlled by, or under common Control with, a 12(d) Holder (solely for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act);
“12(d) Holder” shall mean an investment company (including, for purposes of (1) below, any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act) that in the aggregate owns, directly or indirectly through any companies Controlled by the 12(d) Holder, of record or beneficially as defined in Rule 13d-3 and 13d-5 of the 1934 Act:
More than three percent (3%) of the outstanding voting Shares of the Trust;
Securities issued by the Trust having an aggregate value in excess of five percent (5%) of the total assets of such investment company or of any company or companies Controlled by such investment company;
Securities issued by the Trust and by all other investment companies having an aggregate value in excess of ten percent (10%) of the total assets of the investment company making such investment or any company or companies Controlled by the investment company making such investment;
Together with other investment companies having the same Investment Adviser and companies Controlled by such investment companies, more than ten percent (10%) of the total outstanding Shares of the Trust; or
For an investment company operating as a “fund of funds” pursuant to Section 12(d)(1)(F) of the 1940 Act, together with all Affiliated Persons of such investment company, more than three percent (3%) of the outstanding voting Shares of the Trust (solely for purposes of determining an “Affiliated Person” for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act);
“1933 Act” shall mean the Securities Act of 1933 and the rules and regulations thereunder, all as adopted or amended from time to time;
“1934 Act” shall mean the Securities Exchange Act of 1934 and the rules and regulations thereunder, all as adopted or amended from time to time;
“1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time;
“5/10 Percent Shareholder” shall have the meaning given it in Article III, Section 8(a) of this Declaration of Trust;
“Acquisition” shall have the meaning given it in Article III, Section 8(a) of this Declaration of Trust;
“Advisers Act” shall mean the Investment Advisers Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time;
“Affiliated Person” shall have the meaning given to it in Section 2(a)(3) of the 1940 Act when used with reference to a specified Person;
“Assignment” shall have the meaning given in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder;
“Board of Trustees”

shall mean the governing body of the Trust, which is comprised of the Trustees of the Trust;
“By-Laws” shall mean the By-Laws of the Trust, as amended from time to time in accordance with Article X of the By-Laws, and incorporated herein by reference;
“Certificate of Trust” shall mean the certificate of trust filed with the Office of the Secretary of State of the State of Delaware as required under the DSTA to form the Trust, as amended from time to time;
“Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder;
“Commission” or “SEC” shall mean the Securities and Exchange Commission;
“Complaining Shareholder” shall refer to a Shareholder making a demand or bringing a claim pursuant to Article V, Section 5 hereof;
“Contested Election” shall mean any election of Trustees in which the number of persons nominated for election as Trustees in accordance with this Declaration of Trust and the By-Laws exceeds the number of Trustees to be elected;
“Continuing Trustee” shall mean a Trustee who either (i) has been a member of the Board of Trustees for a period of at least three (3) years or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees;
“Control”, “Controls”, “Controlling”, and “Controlled by” shall have the meaning given to the term “Control” in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder;
“Covered Person” shall have the meaning given it in Article VIII, Section 2(b) of this Declaration of Trust;
“Delaware Act”

or “DSTA” refers to Chapter 38 of Title 12 of the Delaware Code entitled “Treatment of Delaware Statutory Trusts,” as it may be amended from time to time;
“Declaration of Trust” shall mean this Amended and Restated Agreement and Declaration of Trust, as amended or restated from time to time;
“Eligible Transferee” shall have the meaning given it in Article III, Section 8(c) of this Declaration of Trust;
“General Liabilities” shall have the meaning given it in Article III, Section 6(b) of this Declaration of Trust;
“Intended Transferee Group” shall have the meaning given it in Article III, Section 8(e) of this Declaration of Trust;
“Interested Person” shall have the meaning given it in Section 2(a)(19) of the 1940 Act;
“Investment Adviser” or “Adviser” shall mean a party furnishing services to the Trust pursuant to any contract described in Article IV, Section 7(a) hereof, and where the context clearly refers to an investment adviser of an entity other than the Trust, then “Investment Adviser” shall have the meaning given to it in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder;
“Majority Trustee Vote” shall mean (a) with respect to a vote of the Board of Trustees, a vote of the majority of the Trustees then in office, and, if there is one or more Continuing Trustees, a separate vote of a majority of the Continuing Trustees; and (b) with respect to a vote of a committee or sub-committee of the Board of Trustees, a vote of the majority of the members of such committee or sub-committee, and, if there is one or more Continuing Trustees on such committee or sub-committee, a separate vote of a majority of the Continuing Trustees that are members of such committee or sub-committee;
“Majority Shareholder Vote” shall have the same meaning as the term “vote of a majority of the outstanding voting securities” is given in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder;

“Other Person” shall have the meaning given to it in Article III, Section 8(e) of this Declaration of Trust;
“Person” shall include a natural person, partnership, limited partnership, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity;
“Pooled Vehicle” shall mean (i) any issuer meeting the definition of an “investment company” in Section 3(a) of the 1940 Act, or (ii) any person that would meet the definition of an investment company but for the exceptions in Section 3(c) of the 1940 Act;
“Principal Underwriter” shall have the meaning given to it in Section 2(a)(29) of the 1940 Act;
“Registration Statement” shall mean the Trust’s registration statement or statements as filed with the Commission, as from time to time in effect and shall include any prospectus or statement of additional information, including supplements thereto, forming a part thereof;
“Request” shall have the meaning given it in Article III, Section 8(b) of this Declaration of Trust;
“Series” means a series of Shares of the Trust established in accordance with the provisions of Article III, Section 6;
“Shares” shall mean the outstanding shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time, and shall include fractional and whole shares;
“Shareholder” shall mean a record owner of Shares;
“Trust” shall refer to the Delaware statutory trust established by this Declaration of Trust, as amended from time to time;
“Trust Property”

shall mean any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or one or more of any Series, including, without limitation, the rights referenced in Article VIII, Section 2 hereof;
“Trustee” or “Trustees” shall refer to each signatory to this Declaration of Trust as a trustee, so long as such signatory continues in office in accordance with the terms hereof, and all other Persons who may, from time to time, be duly elected or appointed, qualified and serving on the Board of Trustees in accordance with the provisions hereof.  Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in their capacity as Trustees hereunder.
Purpose of Trust.

           The purpose of the Trust is to conduct, operate and carry on the business of a registered management investment company registered under the 1940 Act through one or more Series investing primarily in securities and, in addition to any authority given by law, to exercise all of the powers and to do any and all of the things as fully and to the same extent as any private corporation organized for profit under the general corporation law of the State of Delaware, now or hereafter in force, including, without limitation, the following powers:
To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, mortgage, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities or property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities, to change the investments of the assets of the Trust;
To exercise any and all rights, powers and privileges with reference to or incident to ownership or interest, use and enjoyment of any of such securities and other instruments or property of every kind and description, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, lend, transfer, mortgage, hypothecate, lease, pledge or write options with respect to or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any of such securities and other instruments or property, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities and other instruments or property;
To sell, exchange, lend, pledge, mortgage, hypothecate, lease or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series, subject to any requirements of the 1940 Act;
To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;
To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;
To hold any security or property in a form not indicating that it is trust property, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or sub-custodian or a nominee or nominees or otherwise or to authorize the custodian or a sub-custodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to proper safeguards according to the usual practice of investment companies or any rules or regulations applicable thereto;
To consent to, or participate in, any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;
To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;
To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;
To enter into joint ventures, general or limited partnerships and any other combinations or associations;
To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;
To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, to the fullest extent permitted by this Declaration of Trust, the By-Laws and by applicable law; and
To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.
To purchase or otherwise acquire, own, hold, sell, negotiate, exchange, assign, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy, property of all kinds.
To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situated; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property.
To borrow or raise moneys for any of the purposes of the Trust, and to mortgage or pledge the whole or any part of the property and franchises of the Trust, real, personal, and mixed, tangible or intangible, and wheresoever situated.
To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount.
To issue, purchase, sell and transfer, reacquire, hold, trade and deal in Shares, bonds, debentures and other securities, instruments or other property of the Trust, from time to time, to such extent as the Board of Trustees shall, consistent with the provisions of this Declaration of Trust, determine; and to repurchase, re-acquire and redeem, from time to time, its Shares or, if any, its bonds, debentures and other securities.
The Trust shall not be limited to investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series.  The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries.  Neither the Trust nor the Trustees shall be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.
The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and powers shall not be held to limit or restrict in any manner the powers of the Trust, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the Trust by the DSTA and the other laws of the State of Delaware or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

Shares.

Division of Beneficial Interest.  The beneficial interest in the Trust shall at all times be divided into Shares, all without par value.  The number of Shares authorized hereunder is unlimited.  The Board of Trustees may authorize the division of Shares into separate and distinct Series and the division of any Series into separate classes of Shares.  The different Series and classes shall be established and designated, and the variations in the relative rights and preferences as between the different Series and classes shall be fixed and determined by the Board of Trustees without the requirement of Shareholder approval.  If no separate Series or classes shall be established, the Shares shall have the rights and preferences provided for herein and in Article III, Section 6 hereof to the extent relevant and not otherwise provided for herein, and all references to Series and classes shall be construed (as the context may require) to refer to the Trust.  The fact that a Series shall have initially been established and designated without any specific establishment or designation of classes (i.e., that all Shares of such Series are initially of a single class) shall not limit the authority of the Board of Trustees to establish and designate separate classes of said Series.  The fact that a Series shall have more than one established and designated class, shall not limit the authority of the Board of Trustees to establish and designate additional classes of said Series, or to establish and designate separate classes of the previously established and designated classes.
The Board of Trustees shall have the power to issue Shares of the Trust, or any Series or class thereof, from time to time for such consideration (but not less than the net asset value thereof) and in such form as may be fixed from time to time pursuant to the direction of the Board of Trustees.
The Board of Trustees may hold as treasury shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series reacquired by the Trust.  Shares held in the treasury shall not, until reissued, confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.  The Board of Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or class into one or more Series or classes that may be established and designated from time to time.
Notwithstanding the foregoing, the Trust and any Series thereof may acquire, hold, sell and otherwise deal in, for purposes of investment or otherwise, the Shares of any other Series of the Trust or Shares of the Trust, and such Shares shall not be deemed treasury shares or cancelled.
Subject to the provisions of Section 6 of this Article III, each Share shall have voting rights as provided in Article V hereof, and the Shareholders of any Series shall be entitled to receive dividends and distributions, when, if and as declared with respect thereto in the manner provided in Article IV, Section 3 hereof.  No Share shall have any priority or preference over any other

Share of the same Series or class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or of such Series or class made pursuant to Article VIII, Section 2 hereof.  All dividends and distributions shall be made ratably among all Shareholders of a particular class of Series from the Trust Property held with respect to such Series according to the number of Shares of such class of such Series held of record by such Shareholders on the record date for any dividend or distribution.  Shareholders shall have no preemptive or other right to subscribe to new or additional Shares or other securities issued by the Trust or any Series.  The Trustees may from time to time divide or combine the Shares of any particular Series into a greater or lesser number of Shares of that Series.  Such division or combination may not materially change the proportionate beneficial interests of the Shares of that Series in the Trust Property held with respect to that Series or materially affect the rights of Shares of any other Series.
Any Trustee, officer or other agent of the Trust, and any organization in which any such Person is interested, may acquire, own, hold and dispose of Shares of the Trust to the same extent as if such Person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares from any such Person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of such Shares generally.
Ownership of Shares.  The ownership of Shares shall be recorded on the books of the Trust kept by the Trust or by a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and class thereof that has been established and designated.  No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time.  The Board of Trustees may make such rules not inconsistent with the provisions of the 1940 Act as they consider appropriate for the issuance of Share certificates, the transfer of Shares of each Series or class and similar matters.  The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series or class thereof and as to the number of Shares of each Series or class thereof held from time to time by each such Shareholder.
Investments in the Trust.  Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Board of Trustees may, from time to time, authorize.  Each investment shall be credited to the individual Shareholder’s account in the form of full and fractional Shares of the Trust, in such Series or class as the purchaser may select, at the net asset value per Share next determined for such Series or class after receipt of the investment; provided, however, that the Principal Underwriter may, pursuant to its agreement with the Trust, impose a sales charge upon investments in the Trust.
Status of Shares and Limitation of Personal Liability.  Shares shall be deemed to be personal property giving to Shareholders only the rights provided in this Declaration of Trust and under applicable law.  Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.  The death of a Shareholder during the existence of the Trust shall not operate to dissolve the Trust or any Series, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees or any Series, but entitles such representative only to the rights of said deceased Shareholder under this Declaration of Trust.  Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners.  Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.  All Shares when issued on the terms determined by the Board of Trustees shall be fully paid and nonassessable.  As provided in the DSTA, Shareholders of the Trust shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of the State of Delaware.
Power of Board of Trustees to Change Provisions Relating to Shares.  Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Board of Trustees to amend this Declaration of Trust or the Certificate of Trust as provided elsewhere herein, the Board of Trustees shall have the power to amend this Declaration of Trust, or the Certificate of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in its sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust, provided that before adopting any such amendment without Shareholder approval, the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders and that Shareholder approval is not otherwise required by the 1940 Act or other applicable law.  If Shares have been issued, Shareholder approval shall be required to adopt any amendments to this Declaration of Trust which would adversely affect to a material degree the rights and preferences of the Shares of any Series or class already issued; provided, however, that in the event that the Board of Trustees determines that the Trust shall no longer be operated as an investment company in accordance with the provisions of the 1940 Act, the Board of Trustees may adopt such amendments to this Declaration of Trust to delete those terms the Board of Trustees identifies as being required by the 1940 Act.
Subject to the foregoing Paragraph, the Board of Trustees may amend the Declaration of Trust to amend any of the provisions set forth in paragraphs (a) through (i) of Section 6 of this Article III.
The Board of Trustees shall have the power, in its discretion, to make such elections as to the tax status of the Trust as may be permitted or required under the Code as presently in effect or as amended, without the vote of any Shareholder.
Establishment and Designation of Series.

The establishment and designation of any Series or class of Shares shall be effective upon the adoption by the Board of Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such Series or class.  Each such resolution shall be incorporated herein by reference upon adoption.
Each Series shall be separate and distinct from any other Series and shall maintain separate and distinct records on the books of the Trust, and the assets and liabilities belonging to any such Series shall be held and accounted for separately from the assets and liabilities of the Trust or any other Series.
Shares of each Series or class established pursuant to this Section 6, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:
Assets Held with Respect to a Particular Series.  All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors with respect to that Series, and shall be so recorded upon the books of account of the Trust.  Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets held with respect to” that Series.  In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively “General Assets”), the Board of Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Board of Trustees, in its sole discretion, deems fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series.  Each such allocation by the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.
Liabilities Held with Respect to a Particular Series.  The assets of the Trust held with respect to each particular Series shall be charged against the liabilities of the Trust held with respect to that Series and all expenses, costs, charges and reserves attributable to that Series, and any liabilities, expenses, costs, charges and reserves of the Trust which are not readily identifiable as being held with respect to any particular Series (collectively “General Liabilities”) shall be allocated and charged by the Board of Trustees to and among any one or more of the Series in such manner and on such basis as the Board of Trustees in its sole discretion deems fair and equitable.  The liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as “liabilities held with respect to” that Series.  Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.  All Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract that has been allocated to any particular Series, shall look, and shall be required by contract to look exclusively, to the assets of that particular Series for payment of such credit, claim, or contract.  In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider will be deemed nevertheless to have impliedly agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the claimant relationship.
Subject to the right of the Board of Trustees in its discretion to allocate General Liabilities as provided herein, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series, whether such Series is now authorized and existing pursuant to this Declaration of Trust or is hereafter authorized and existing pursuant to this Declaration of Trust, shall be enforceable against the assets held with respect to that Series only, and not against the assets of any other Series or the Trust generally and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets held with respect to such Series.  Notice of this limitation on liabilities between and among Series shall be set forth in the Certificate of Trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the DSTA, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the DSTA relating to limitations on liabilities between and among Series (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each Series.
Dividends, Distributions, Redemptions and Repurchases.  Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article VI, no dividend or distribution including, without limitation, any distribution paid upon dissolution of the Trust or of any Series with respect to, nor any redemption or repurchase of, the Shares of any Series or class shall be effected by the Trust other than from the assets held with respect to such Series, nor, except as specifically provided in Section 7 of this Article III, shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series or the Trust generally except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series.  The Board of Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.
Voting.  All Shares of the Trust entitled to vote on a matter shall vote on the matter, separately by Series and, if applicable, by class, subject to: (1) where the 1940 Act requires all Shares of the Trust to be voted in the aggregate without differentiation between the separate Series or classes, then all of the Trust’s Shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all Series or classes, then only the Shareholders of such affected

Series or classes shall be entitled to vote on the matter.  Fractional Shares shall be entitled to a fractional vote.
Equality.  All Shares of each particular Series shall represent an equal proportionate undivided beneficial interest in the assets held with respect to that Series (subject to the liabilities held with respect to that Series and such rights and preferences as may have been established and designated with respect to classes of Shares within such Series), and each Share of any particular Series shall be equal to each other Share of that Series (subject to the rights and preferences with respect to separate classes of such Series).
Fractions.  Any fractional Share of a Series shall carry proportionately all the rights and obligations of a whole Share of that Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and dissolution of the Trust or that Series.
Exchange Privilege.  The Board of Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series in accordance with such requirements and procedures as may be established by the Board of Trustees, and in accordance with the 1940 Act and the rules and regulations thereunder.
Combination or Division of Series.  The Board of Trustees shall have the authority, without the approval of the Shareholders of any Series unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series or to divide the assets and liabilities held with respect to any Series into assets and liabilities held with respect to two or more Series, and, in either case, in connection therewith to cause some or all of the Shareholders of such Series to be admitted as Shareholders of any Series resulting from such combination or division.
Elimination of Series.  At any time that there are no Shares outstanding of any particular Series or class previously established and designated, the Board of Trustees may by resolution abolish that Series or class and rescind the establishment and designation thereof.
Disclosure of Holding.  The Shareholders or holders of other securities of the Trust shall, upon demand, disclose to the Trustees in writing such information with respect to direct or indirect ownership of Shares or other securities of the Trust as the Trustees deem to be (i) in the best interests of the Trust or (ii) necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority or stock exchange on which the Shares are listed for trading.
Indemnification of Shareholders.  If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating solely to his or her being or having been a Shareholder of the Trust (or by having been a Shareholder of a particular Series), and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or, in the case of a natural person, his or her heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of the applicable Series (as the case may be) against all loss and expense arising from such claim or demand; provided, however, there shall be no liability or obligation of the Trust (or any particular Series) arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder’s ownership of any Shares.
Certain Acquisitions Prohibited.
Restrictions on Certain Acquisitions of Shares. If an Acquiring Person shall attempt to purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise, any Shares, or any option, warrant or other right to purchase or acquire Shares or any securities convertible into or exchangeable for Shares or any interest in any other entity that directly, indirectly or constructively owns any Shares (any such purchase or acquisition being an “Acquisition”), in each case, whether of record, beneficially, by operation of law or otherwise, and such Acquisition shall cause such Acquiring Person to become a beneficial owner (within the meaning of Section 13 of the Exchange Act) of greater than 5 percent of the Shares in the first six months after the Shares are listed on the New York Stock Exchange, and thereafter greater than 10 percent of the Shares (a “5/10 Percent Shareholder”) or increase the percentage of Shares beneficially owned by a 5/10 Percent Shareholder, then such Acquiring Person shall be a “Restricted Holder” and such Shares shall be “Excess Shares,” and such Acquisition of Excess Shares shall not be permitted and such transfer of Excess Shares to the Restricted Holder shall be void ab initio except as authorized pursuant to this Article III, Section 8; provided, however, that for purposes of determining the existence and identity of, and the amount of Shares beneficially owned by, any Acquiring Person or Restricted Holder, the Trust is entitled to rely conclusively on (a) the existence and absence of filings of Schedules 13D and 13G under the 1934 Act (or any similar schedules) as of any date and (b) the Trust’s actual knowledge of the ownership of the Shares.
Requests for Exceptions. The restrictions contained in this Article III, Section 8, are for the purpose of limiting the concentration of Trust shareholdings among persons who would be an “affiliated person” (as defined in the 1940 Act) by virtue of their shareholdings. In connection therewith, and to provide for the effective policing of these provisions, an Acquiring Person or Restricted Holder who proposes to effect an Acquisition of Excess Shares, prior to the date of the proposed Acquisition, shall request in writing (a “Request”) that the Board of Trustees review the proposed Acquisition of Excess Shares and authorize or not authorize the proposed Acquisition pursuant to this subsection (b). A Request shall be mailed or delivered to the Secretary of the Trust at the Trust’s principal place of business. Such Request shall be deemed to have been delivered only when actually received by the Secretary of the Trust. A Request shall include: (1) the name, address and telephone number of the Acquiring Person or Restricted Holder; (2) a description of the interest proposed to be acquired by the Acquiring Person or Restricted Holder; (3) the date on which the proposed Acquisition is expected to take place; (4) the name of the intended transferor of the interest to be acquired by the Acquiring Person or Restricted Holder; and (5) a request that the Board of Trustees authorize, if appropriate, the Acquisition of Excess Shares pursuant to this subsection (b) and inform the Acquiring Person or Restricted Holder of its determination regarding the proposed Acquisition. If an Acquiring Person or Restricted Holder duly submits a proper and complete Request to the Secretary of the Trust, at the next regularly scheduled meeting of the Board of Trustees following the tenth business day after receipt by the Secretary of the Trust of the Request, the Board of Trustees will act to determine whether to authorize the proposed Acquisition described in the Request, in accordance with this subsection (b) and subsection (d) of this Article III, Section 8. The Board of Trustees shall conclusively determine whether to authorize the proposed Acquisition, in its sole discretion and judgment, and shall cause the Acquiring Person or Restricted Holder making the Request to be informed of such determination as soon as practicable thereafter.
Effect of Unauthorized Acquisition. Any Acquisition of Excess Shares attempted or purported to be made in violation of this Article III, Section 8, shall be null and void ab initio to the fullest extent permitted by law. In the event of an attempted or purported Acquisition of Excess Shares by a Restricted Holder in violation of this Article III, Section 8, the Trust shall be deemed to be the agent for the transferor of the Excess Shares. The Trust shall be such agent for the limited purpose of consummating one or more sales of the Excess Shares (including over the New York Stock Exchange or other national securities exchange on which the Securities may be traded) to a Person or Persons who are not Restricted Holders (each, an “Eligible Transferee”), which may include, without limitation, the transferor. The record ownership of the Excess Shares shall remain in the name of the transferor until the Excess Shares have been sold by the Trust or its assignee, as agent, to an Eligible Transferee. Neither the Trust, as agent, nor any assignee of its agency hereunder, shall be deemed to be a Shareholder nor be entitled to any rights of a Shareholder, including, but not limited to, any right to vote the Excess Shares or to receive dividends or liquidating distributions in respect thereof, if any, but the Trust or its assignee shall only have the right to sell and transfer the Excess Shares on behalf of and as agent for the transferor to another Person or Persons; provided, however, that an Acquisition by such other Person or Persons does not violate the provisions of this Article III, Section 8. Until the Excess Securities are acquired by an Eligible Transferee, the rights to vote and to receive dividends and liquidating distributions with respect to the Excess Shares shall remain with the transferor. The intended transferee of the Excess Shares and the Restricted Holder with respect to any Excess Shares shall not be entitled to any rights of Shareholders, including, but not limited to, the rights to vote or to receive dividends and liquidating distributions with respect to the Excess Shares. If the Restricted Holder has resold the Excess Shares, the Restricted Holder shall be deemed to have sold the Excess Shares for the Trust in its capacity as agent, and shall be required to transfer to the Trust in its capacity as agent any proceeds of such sale and any dividends or liquidating distributions received in respect of such Excess Shares. In the event of a permitted sale and transfer, whether by the Trust or its assignee, as agent, the proceeds of such sale shall be applied first, to reimburse the Trust or its assignee for any expenses incurred by the Trust acting in its role as the agent for the sale of the Excess Shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such Shares, and the remainder, if any, to one or more organizations qualifying under Section 501(c)(3) of the Code selected by the Board of Trustees.
Authorization of Acquisition of Shares by a Restricted Holder. The Board of Trustees may authorize an Acquisition of Excess Shares by a Restricted Holder, if, in its sole discretion and judgment it determines that the Acquisition is in the best interests of the Trust and its Shareholders. In deciding whether to approve any proposed Acquisition of Excess Shares by a Restricted Holder, the Board of Trustees may request all relevant information from the Restricted Holder with respect to all Shares directly or indirectly owned by such Restricted Holder. Any Acquiring Person or Restricted Holder who makes a Request of the Board of Trustees pursuant to Article III, Section 8, to effect an Acquisition of Excess Shares shall reimburse the Trust, on demand, for all reasonable costs and expenses incurred by the Trust with respect to any proposed Acquisition, including, without limitation, the Trust’s reasonable costs and expenses incurred in determining whether to authorize that proposed Acquisition.
Certain Indirect Prohibited Acquisitions. In the event an Acquisition would be in violation of this Article III, Section 8, as a result of attribution under federal securities laws to the Acquiring Person who is the intended transferee of the beneficial ownership of Shares by a Person who is not controlling, controlled by or under common control with the intended transferee (an “Other Person”), which beneficial ownership is nevertheless attributed under federal securities laws to the intended transferee, the restrictions contained in this Article III, Section 8, shall not apply in a manner that would invalidate any Acquisition to such Other Person, and the Acquiring Person who is the intended transferee and any Persons controlling, controlled by or under common control with the intended transferee (collectively, the “Intended Transferee Group”) shall automatically be deemed to have transferred to the Trust, sufficient Shares (which Shares shall: (i) consist only of Shares held legally or beneficially, whether directly or indirectly, by any member of the Intended Transferee Group, but not Shares held through any Other Person, other than Shares held through a Person acting as agent or fiduciary for any member of the Intended Transferee Group; (ii) be deemed transferred to the Trust, in the inverse order in which it was acquired by members of the Intended Transferee Group, and (iii) be treated as Excess Shares) to cause the intended transferee, following such transfer to the Trust, not to be in violation of the restrictions contained in this Article III, Section 8; provided, however, that to the extent the foregoing provisions of this subsection (e) would not be effective to prevent an Acquisition in violation of this Article III, Section 8, the restrictions contained in this Article III, Section 8, shall apply to such other Shares beneficially owned by the intended transferee (including Shares actually owned by Other Persons), in a manner designed to minimize the amount of Shares subject to the restrictions contained in this Article III, Section 8, or as otherwise determined by the Board of Trustees to be necessary to prevent an Acquisition in violation of the restrictions contained in this Article III, Section 8 (which Shares shall be treated as Excess Shares).
Prompt Enforcement; Further Actions. After obtaining actual knowledge of an Acquisition of Excess Shares by a Restricted Holder, the Trust shall demand the surrender of, or cause to be surrendered, to it, the Excess Shares, or any proceeds received upon a sale of the Excess Shares, and any dividends or other distributions made with respect to the Excess Shares. If such surrender is not made within 30 business days from the date of such demand, the Trust may institute legal proceedings to compel such transfer; provided, however, that nothing in this subsection (f) shall: (i) be deemed inconsistent with the Acquisition of the Excess Shares being deemed null and void pursuant to subsection (c) of this Section 8; (ii) preclude the Trust in its discretion from immediately bringing legal proceedings without a prior demand; or (iii) cause any failure of the Trust to act within the time periods set forth in this subsection (f) to constitute a waiver or loss of any right of the Trust under this Article III, Section 8.
Damages. Any Restricted Holder who knowingly violates the provisions of this Article III, Section 8, and any Persons controlling, controlled by or under common control with such a Restricted Holder, shall be jointly and severally liable to the Trust for, and shall indemnify and hold the Trust harmless against, any and all damages suffered as a result of such violation, including attorneys’ and auditors’ fees incurred in connection with such violation.
Conditions to Acquisition; Responsibilities of Transfer Agent. The Trust may require, as a condition to the registration of the Acquisition of any Shares or the payment of any distribution on any of its Shares, that the intended transferee or payee furnish to the Trust all information reasonably requested by the Trust with respect to all the direct or indirect ownership interests in such Shares. The Trust may make such arrangements or issue such instructions to its transfer agent as may be determined by the Board of Trustees to be necessary or advisable to implement this Article III, Section 8, including, without limitation, instructing the transfer agent not to register any Acquisition of Shares on the Trust’s record books if the transfer agent has knowledge that such Acquisition would be prohibited by this Article III, Section 8, and/or authorizing such transfer agent to require an affidavit from an intended transferee regarding such Acquiring Person’s ownership of Shares and other evidence that an Acquisition will not be prohibited by this Article III, Section 8, as a condition to registering any Acquisition.
Authority of Board of Trustees. Nothing contained in this Article III, Section 8, shall limit the authority of the Board of Trustees to take such other action to the extent permitted by law as it deems necessary or advisable.
Exchange Transactions. Nothing in this Article III, Section 8 shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article III, Section 8 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article III, Section 8.
Severability. If any part of the provisions of this Article III, Section 8, are judicially determined to be invalid or otherwise unenforceable, such invalidity or unenforceability shall not affect the remainder of the provisions of this Article III, Section 8, which shall be thereafter interpreted as if the invalid or unenforceable part were not contained herein.
Expiration. Each provision of this Article III, Section 8, shall apply until such time as the Board of Trustees determines in its sole discretion that such provision is no longer necessary or advisable.

Legend on Certificates. All certificates evidencing ownership of Shares that are subject to the restrictions on transfer contained in this Article III, Section 8 shall bear a conspicuous legend referencing the restrictions set forth in this Article III, Section 8.
Certain Definitions. Whenever used in this Article III, Section 8, unless otherwise required by the context or specifically provided:
“Acquiring Person” includes an Associate of the Person.
“Associate,” when used to indicate a relationship with any Person, means:
Any other Person (other than the Trust or a subsidiary of the Trust) of which such Person is an officer, director, or partner or is, directly or indirectly, the holder of 10% or more of any class of equity securities;
Any trust, corporation or other entity in which such Person has a substantial beneficial interest or as to which such person serves as a director, trustee or in a similar fiduciary capacity;
Any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person; or
Any other person that:
Directly or indirectly controls, or is controlled by, or is under common control with, the Person specified, which will include any investment fund or other collective investment vehicle that has the same investment adviser as the person specified;
Is acting as an investment adviser with regard to any person specified that is an investment fund or other collective investment vehicle; or
Is acting or intends to act jointly or in concert with the Person specified.

The Board of Trustees.
Number, Election and Tenure.
The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than three (3) nor more than fifteen (15).  The Trustees as of the date of this Declaration of Trust and the classes to which they have been assigned are identified on the signature pages hereto.  A meeting of Shareholders for the purpose of electing one or more Trustees may be called by the

Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the Shareholders.  Shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.
The Board of Trustees shall be divided into three classes.  Each class shall consist, as nearly as may be possible, of one-third of the total number of Trustees constituting the entire Board of Trustees. Within the limits above specified, the number of Trustees in each class shall be determined by resolution of the Board of Trustees.
The terms of office for each initial class of Trustees shall be determined as follows:
The term of office of the first class shall expire on the date of the first annual meeting of Shareholders, or special meeting in lieu thereof at which Trustees are elected, following the date hereof;
The term of office of the second class shall expire on the date of the second annual meeting of Shareholders, or special meeting in lieu thereof at which Trustees are elected, following the date hereof;
The term of office of the third class shall expire on the date of the third annual meeting of Shareholders, or special meeting in lieu thereof at which Trustees are elected, following the date hereof; and
Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected to succeed the Trustees of such class whose terms of office expire, and such succeeding Trustees shall serve for a three (3) year term that expires on the date of the third annual meeting of Shareholders, or special meeting in lieu thereof at which Trustees are elected, following the meeting at which such succeeding Trustees were elected.  The term of any Trustee standing for re-election who fails to receive sufficient votes to be elected to office due to a lack of quorum or a failure of such Trustee or any successor Trustee to such Trustee to receive the required Shareholder vote shall hold-over as Trustee for the subsequent three (3) year term and until a successor Trustee to such Trustee is duly elected and shall have qualified; provided that, the hold-over term may be reduced to a two (2) year term or one (1) year term at any time and for any reason by the Board of Trustees (not including the hold-over Trustee for purposes of such vote or consent of the Board of Trustees).
Each Trustee duly elected shall hold office until the expiration of his or her term and his or her successor shall have been elected at a meeting of Shareholders called for the purpose of electing Trustees and shall have qualified, except that:
Any Trustee may resign as trustee or may retire by written instrument signed by such Trustee and delivered to the Trust, which shall take effect upon such delivery or upon such later date as is specified therein;
Any Trustee may only be removed for cause, including but not limited to (i) willful misconduct, dishonesty, or fraud on the part of the Trustee in the conduct of his or her office; (ii) failing to meet, on a continuous basis, the Trustee Qualifications outlined in Article IV, Section 4; or (iii) being indicted for, pleading guilty to or being convicted of a felony, in each case only by a written instrument signed by at least 75% of the number of Trustees, without counting the Trustee subject to removal, specifying the date when such removal shall become effective;
Any Trustee who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and
A Trustee shall be retired in accordance with the terms of any retirement policy adopted by the Trustees and in effect from time to time.
Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following any such event or any right to damages on account of such events or any actions taken in connection therewith following his or her resignation or removal.
If following the classification of the Board of Trustees pursuant to this Section, the Trust shall cease to be required to hold annual meetings of Shareholders, unless determined otherwise by the Trustees, the Board of Trustees shall cease to be divided into classes, the related provisions of this Section shall no longer apply and each Trustee then in office shall continue to serve a term of unlimited duration until his or her successor shall have been elected and shall have qualified.
Effect of Death, Resignation, Removal, etc. of a Trustee.  The death, declination to serve, resignation, retirement, removal, incapacity or inability to serve of one or more Trustees, or of all of them, shall not operate to dissolve the Trust or any Series or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.  In case of a vacancy arising from a Trustee’s death, declination to serve, resignation, retirement, removal, incapacity or inability to serve, the size of the Board of Trustees shall be automatically reduced by the number of vacancies arising therefrom (but not to less than three Trustees) unless or until the Board of Trustees by resolution expressly maintains or increases the size of the Board of Trustees.  Whenever the size of the Board of Trustees is reduced due to such a vacancy, the remaining Trustees shall have all the powers hereunder and the determination of the remaining Trustees shall be conclusive.  In the case of a vacancy arising from a Board of Trustees resolution to maintain or increase the size of the Board of Trustees (or because elimination of such Trustee seat would cause the Board of Trustees to be reduced to fewer than three Trustees), the remaining Trustees may fill such vacancy by appointing such other person as they, in their discretion, shall see fit; provided that such person meets the Trustee Qualifications outlined in Article IV, Section 4.  A Trustee appointed to fill any such vacancy shall serve for the remainder of the term commensurate with the class of Trustees to which such Trustee was appointed. In the event of the death, declination to serve, resignation, retirement, removal, incapacity or inability to serve of all of the then Trustees, the Trust’s Investment Adviser(s) is (are) empowered to appoint new Trustees subject to the provisions of Section 16(a) of the 1940 Act.  An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or removal of a Trustee, or an increase in the size of the Board of Trustees effective at a later date, provided that said appointment shall become effective only at the time or after the expected vacancy occurs.
Powers.  Subject to the provisions of this Declaration of Trust, the Board of Trustees shall manage the business of the Trust, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility, including, without limitation, the power to engage in securities or other transactions of all kinds on behalf of the Trust.  The Board of Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that it may consider necessary or appropriate in connection with the administration of the Trust. The Trustees shall not be bound or limited by present or future laws or customs with regard to investment by trustees or fiduciaries, but shall have full authority and absolute power and control over the assets of the Trust and the business of the Trust to the same extent as if the Trustees were the sole owners of the assets of the Trust and the business in their own right, including such authority, power and control to do all acts and things as they, in their sole discretion, shall deem proper to accomplish the purposes of this Trust.  Without limiting the foregoing, the Trustees may: (1) adopt, amend and repeal By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust; (2) fill vacancies in or remove from their number in accordance with this Declaration of Trust or the By-Laws, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; (3) appoint from their own number and establish and terminate one or more committees consisting of one or more Trustees which may exercise the powers and authority of the Board of Trustees to the extent that the Board of Trustees determine; (4) employ one or more custodians of the Trust Property and may authorize such custodians to employ sub-custodians and to deposit all or any part of such Trust Property in a system or systems for the central handling of securities or with a Federal Reserve Bank; (5) retain a transfer  agent,  dividend disbursing agent, a shareholder servicing agent or administrative services agent, or all of them; (6) provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; (7) retain one or more Investment Adviser(s); (8) redeem, repurchase and transfer Shares pursuant to applicable law; (9) set record dates for the determination of Shareholders with respect to various matters, in the manner provided in Article V, Section 4 of this Declaration of Trust; (10) declare and pay dividends and distributions to Shareholders from the Trust Property; (11) establish from time to time, in accordance with the provisions of Article III, Section 6 hereof, any Series or class of Shares, each such Series to operate as a separate and distinct investment medium and with separately defined investment objectives and policies and distinct investment purposes; and (12) in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Board of Trustees and to any agent or employee of the Trust or to any such custodian, transfer, dividend disbursing or shareholder servicing agent, Principal Underwriter or Investment Adviser.  Any construction or interpretation of this Declaration of Trust by the Trustees and any action taken pursuant thereto and any determination as to what is in the best interests of the Trust and the Shareholders made by the Board of Trustees in good faith shall, in each case, be conclusive and binding on all Shareholders and all other Persons for all purposes.
In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees.  Unless otherwise specified herein or required by law, any action by the Board of Trustees shall be deemed effective if approved or taken by a Majority Trustee Vote.
Any action required or permitted to be taken by the Board of Trustees, or a committee thereof, may be taken without a meeting if members of the Board of Trustees, or committee thereof, as the case may be, having not less than the  minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Trustees entitled to vote thereon were present consent in writing to that action.  Such action by written consent shall have the same force and effect as if adopted at a meeting of the Board of Trustees, or committee thereof, as the case may be.  Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Trustees, or committee thereof, as the case may be.
The Trustees shall devote to the affairs of the Trust such time as may be necessary for the proper performance of their duties hereunder, but neither the Trustees nor the officers, directors, shareholders or partners of the Trustees, shall be expected to devote their full time to the performance of such duties.  The Trustees, or any Affiliate shareholder, officer, director, partner or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in or possess an interest in any other business or venture of any nature and description, independently or with or for the account of others.  The Trustees who are not Interested Persons of the Trust shall have the authority to hire employees and to retain advisers and experts necessary to carry out their duties.
Trustee Qualifications.  As used in this Article IV, “Trustee Qualifications” means the following qualifications:
An individual who is an Affiliated Person of any: (1) Investment Adviser (other than the Trust’s Investment Adviser or any Investment Adviser affiliated with the Trust’s Investment Adviser), (2) Pooled Vehicle (other than a Pooled Vehicle advised or managed by the Trust’s Investment Adviser or any Investment Adviser affiliated with the Trust’s Investment Adviser), or (3) Entity Controlling, Controlled by, or under common Control with, any Investment Adviser (other than the Trust’s Investment Adviser or any Investment Adviser affiliated with the Trust’s Investment Adviser) or Pooled Vehicle (other than a Pooled Vehicle advised or managed by the Trust’s Investment Adviser or any Investment Adviser affiliated with the Trust’s Investment Adviser), in each case, shall be disqualified from being nominated or serving as a Trustee, unless the Board of Trustees (excluding the vote of any Trustee subject to such vote) determines that such relationship will not:
Present undue conflicts of interest between (a) the Trust and its Shareholders, and (b) such other Investment Adviser or Pooled Vehicle;
Impede the ability of the individual to discharge the duties of a Trustee; and/or
Impede the free flow of information (including proprietary, non-public or confidential information) between the Trust’s Investment Adviser and the Board of Trustees.

An individual who:
Is a 12(d) Control Person;
Is an Affiliated Person of a 12(d) Holder or 12(d) Control Person; or
Has accepted directly or indirectly any consulting, advisory, or other compensatory fee from any 12(d) Holder or 12(d) Control Person;
shall be disqualified from being nominated or serving as a Trustee.
An individual who serves as a trustee or director of 5 or more issuers (including the Trust) having securities registered under the 1934 Act (for these purposes, investment companies or individual series thereof having the same Investment Adviser as the Trust or any Investment Adviser affiliated with the Trust’s Investment Adviser shall be counted as a single issuer) shall be disqualified from being nominated or serving as a Trustee.
An individual who has been subject to any censure, order, consent decree or adverse final action of any federal, state, or foreign governmental or regulatory authority barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business (“Prohibited Conduct”), been the subject of any investigation or proceeding that could reasonably be expected to result in an individual nominated or serving as a Trustee failing to satisfy the requirements of this paragraph, or is or has been engaged in any conduct which has resulted in, or could have reasonably been expected or would reasonably be expected to result in, the SEC censuring, placing limitations on the activities, functions, or operation of, suspending, or revoking the registration of any Investment Adviser under Section 203(e) or (f) of the Advisers Act shall be disqualified from being nominated or serving as a Trustee.
An individual who is or has been the subject of any of the ineligibility provisions contained in Section 9(b) of the 1940 Act that would permit, or could reasonably have been expected or would reasonably be expected to permit the SEC by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from servicing or acting as an employee, officer, trustee, director, member of an advisory board, Investment Adviser or depositor of, or principal underwriter for, a registered investment company or Affiliated Person of such Investment Adviser, depositor, or principal underwriter shall be disqualified from being nominated or serving as a Trustee.
Payment of Expenses by the Trust.  The Board of Trustees is authorized to pay or cause to be paid out of the principal or income of the Trust or any particular Series or class, or partly out of the principal and partly out of the income of the Trust or any particular Series or class, and to charge or allocate the same to, between or among such one or more of the Series or classes that may be established or designated pursuant to Article III, Section 6, as it deems fair, all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with the maintenance or operation of the Trust or a particular Series or class, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses, fees, charges, taxes and liabilities for the services of the Trust’s officers, employees, Investment Adviser, Principal Underwriter, auditors, counsel, custodian, sub-custodian (if any), transfer agent, dividend disbursing agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses, fees, charges, taxes and liabilities as the Board of Trustees may deem necessary or proper to incur.
Payment of Expenses by Shareholders.  The Board of Trustees shall have the power, as frequently as it may determine, to cause each Shareholder of the Trust, or each Shareholder of any particular Series, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, dividend disbursing, shareholder servicing or similar agent, an amount fixed from time to time by the Board of Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends or distributions owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.
Ownership of Trust Property.  Legal title to all of the Trust Property shall at all times be considered to be vested in the Trust, except that the Board of Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any Person as nominee, on such terms as the Board of Trustees may determine, in accordance with applicable law.
Service Contracts.
Subject to such requirements and restrictions as may be set forth in the By-Laws and/or the 1940 Act, the Board of Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series with any corporation, trust, association or other organization, including any Affiliate; and any such contract may contain such other terms as the Board of Trustees may determine, including without limitation, authority for the Investment Adviser or administrator to determine from time to time without prior consultation with the Board of Trustees what securities and other instruments or property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated, or otherwise dealt with or disposed of, and what portion, if any, of the Trust Property shall be held uninvested and to make changes in the Trust’s or a particular Series’ investments, or such other activities as may specifically be delegated to such party.
The Board of Trustees may also, at any time and from time to time, contract with any corporation, trust, association or other organization, including any Affiliate, appointing it or them as the exclusive or nonexclusive distributor or Principal Underwriter for the Shares of the Trust or one or more of the Series or classes thereof or for other securities to be issued by the Trust, or appointing it or them to act as the custodian, transfer agent, dividend disbursing agent and/or shareholder servicing agent for the Trust or one or more of the Series or classes thereof.

The Board of Trustees is further empowered, at any time and from time to time, to contract with any Persons to provide such other services to the Trust or one or more of its Series, as the Board of Trustees determines to be in the best interests of the Trust or one or more of its Series.
The fact that:
any of the Shareholders, Trustees, employees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Adviser, Principal Underwriter, distributor, or Affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or Affiliate of any organization with which an Adviser’s, management or administration contract, or Principal Underwriter’s or distributor’s contract, or custodian, transfer, dividend disbursing, shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or Affiliate thereof, is a Shareholder or has an interest in the Trust, or that any corporation, trust, association or other organization with which an Adviser’s, management or administration contract or Principal Underwriter’s or distributor’s contract, or custodian, transfer, dividend disbursing, shareholder servicing or other type of service contract may have been or may hereafter be made also has an Adviser’s, management or administration contract, or Principal Underwriter’s or distributor’s contract, or custodian, transfer, dividend disbursing, shareholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee, employee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided that the establishment of and performance under each such contract is permissible under the provisions of the 1940 Act.
Every contract referred to in this Section 8 shall comply with such requirements and restrictions as may be set forth in the By-Laws, the 1940 Act or stipulated by resolution of the Board of Trustees; and any such contract may contain such other terms as the Board of Trustees may determine.
Shareholders’ Voting Powers and Meeting.

Voting Powers.  Subject to the provisions of Article III, Section 6(d), the Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1; (ii) to approve any amendment to Article IV, Section 1 to declassify the Board of Trustees or any amendment to this clause (ii); (iii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the Commission or any stock exchange upon which the Shares are listed for trading; and

(iv) on such other matters as the Board of Trustees may consider necessary or desirable in their sole discretion.  The Shareholder of record (as of the record date established pursuant to Section 4 of this Article V) of each Share shall be entitled to one vote for each full Share, and a fractional vote for each fractional Share.  Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.  Shareholders may vote Shares in person or by proxy.
Meeting.  Meetings of the Shareholders may be held within or outside the State of Delaware.  Meetings of the Shareholders of the Trust or a Series shall be held upon the call of the Board of Trustees for any lawful purpose, including the purpose of electing Trustees as provided in Article IV, Section 1. Except as required by federal law, including the 1940 Act, Shareholders shall not be entitled to call meetings of the Shareholders.  To the extent required by federal law, including the 1940 Act, meetings of the Shareholders of the Trust or any Series shall be called by the Secretary of the Trust upon the written request of the Shareholders owning the requisite percentage amount of the outstanding Shares entitled to vote specified in the By-Laws.
Quorum and Required Vote.  Except when a larger quorum is required by applicable law, by the By-Laws, by this Declaration of Trust or by the requirements of any securities exchange on which Shares are listed for trading, (a) a majority of the Shares present in person or represented by proxy and entitled to vote at a Shareholders’ meeting shall constitute a quorum at such meeting and (b) when a separate vote by one or more Series or classes is required, a majority of the Shares of each such Series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a Shareholders’ meeting of such Series or class.  Subject to any provision of this Declaration of Trust, the By-Laws or applicable law which requires a different vote: (1) in all matters other than the election of Trustees, the affirmative vote of a majority of Shares present in person or by proxy at a Shareholders’ meeting shall be the act of the Shareholders;  (2) Trustees shall be elected, other than in a Contested Election, by the affirmative vote of a plurality of the outstanding Shares of the Trust present in person or by proxy at a Shareholders’ meeting at which a quorum is present; and (3) Trustees shall be elected in a Contested Election by the affirmative vote of a majority of the Shares outstanding and entitled to vote with respect to the election of Trustees; provided that, notwithstanding any other provision of this Agreement, (x) except to the extent set forth in Article IV, Section 1(f), any amendment to Article IV, Section 1 to declassify the Board of Trustees, or any amendment to Article V, Section 1, clause (ii), shall require the affirmative vote or consent of the Board of Trustees followed by the affirmative vote of Shareholders owning at least seventy-five percent (75%) of the outstanding Shares, unless such amendment has been previously approved, adopted or authorized by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required and (y) any additional matter not expressly requiring a vote of Shareholders on which the Trustees determine the Shareholders shall have power to vote shall require the affirmative vote of Shareholders owning at least seventy-five percent (75%) of the outstanding Shares, unless such matter has been previously approved, adopted or authorized by the affirmative vote of at least two-thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required.  All approvals by the Shareholders under or pursuant to this Declaration of Trust, the By-Laws, the Delaware Act or otherwise must occur at a meeting of the Shareholders; the Shareholders are not authorized or empowered to take action by written consent.
The determination of whether an election of Trustees is a Contested Election shall be made by an officer of the Trust prior to the time the Trust mails its initial proxy statement in connection with such election of Trustees. If, at the time the vote of Shareholders is taken in connection with such election of Trustees, the number of persons nominated for election as Trustee no longer exceeds the number of Trustees to be elected, such election shall not be considered a Contested Election.
The voting requirements set forth in this Section 3 shall be in addition to, and not in lieu of, any vote of the Shareholders otherwise required by applicable law (including, without limitation, any separate vote by class that may be required by the 1940 Act) or by this Declaration of Trust or the By-Laws.
Record Dates.  For purposes of determining the Shareholders entitled to notice of any meeting or to vote, the Board of Trustees may fix in advance a record date which shall not be more than one hundred eighty (180) days nor less than seven (7) days before the date of any such meeting.
If the Board of Trustees does not so fix a record date, the record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day which is five (5) business days next preceding to the day on which the meeting is held.
For the purpose of determining the Shareholders of any Series or class who are entitled to receive payment of any dividend or of any other distribution, the Board of Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other distribution, as the record date for determining the Shareholders of such Series or class having the right to receive such dividend or distribution.  Nothing in this Section shall be construed as precluding the Board of Trustees from setting different record dates for different Series or classes.
Derivative Actions.
Subject to the Delaware Act, no Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:
Each Complaining Shareholder was a Shareholder of the Trust or of the Series on behalf of or in the right or name of which the action is proposed to be brought (the “affected Series”), at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

Each Complaining Shareholder was a Shareholder of the Trust or the affected Series at the time the demand required by subparagraph (iii) below was made;
Prior to the commencement of such derivative action, the Complaining Shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the Trust or the affected Series (a “demand”), which demand (A) shall be executed by or on behalf of no fewer than three Complaining Shareholders, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other Complaining Shareholder executing such written demand; and (B) shall include at least the following:
a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought;
a statement to the effect that the Complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the Trust or the affected Series and an explanation of why the Complaining Shareholders believe that to be the case;
a certification that the requirements of subparagraphs (i) and (ii) of this Section 5(a) have been met, as well as information and documentation reasonably designed to allow the Trustees to verify that certification;
a list of all other derivative or class actions in which any of the Complaining Shareholders is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;
a certification by each Complaining Shareholder of the number of Shares of the Trust or the affected Series owned beneficially or of record by such Complaining Shareholder at the time set forth in subparagraphs (i) and (ii) of this Section 5(a) and an undertaking by each Complaining Shareholder that such Complaining Shareholder will be a Shareholder of the Trust or the affected Series as of the commencement of and throughout the derivative action, and that during such period each Complaining Shareholder will notify the Trust in writing of any sale, transfer or other disposition by the Complaining Shareholders of any such Shares within three business days thereof; and
an acknowledgment of the provisions of paragraphs (e) and (f) of this Section 5 below;
Shareholders who held (or subsequently acquired in accordance with subparagraph (i) above) Shares of the affected Series at the times specified in subparagraphs (i) and (ii) above and who own, at the commencement of the derivative action, Shares representing at least ten percent (10%) of the outstanding Shares of the Trust or the affected Series must join in initiating the derivative action; and

A copy of the proposed derivative complaint must be served on the Trust, assuming the requirements of subparagraphs (i) through (iv) above have already been met and the derivative action has not been barred in accordance with Section 5(c) below.
Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements set forth above, those Trustees who are independent for purposes of considering the demand or a committee comprised of one or more of such Trustees (the “Independent Trustees”) will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Series, as applicable; provided, however, that the Independent Trustees shall not be required to consider a Shareholder demand that is not submitted in accordance with the requirements set forth above. If, during this 90-day period, those Independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those Independent Trustees may extend the 90-day period by a period of time that the Independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”). Notice of any such decision to extend the review period shall be sent to the Complaining Shareholders, or, the Shareholders’ counsel if represented by counsel, in writing within five business days of any decision to extend the review period.  Trustees who are not Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action. A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.
If the demand has been properly made hereunder, and a majority of the Independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust or the affected Series, as applicable, the demand shall be rejected and the Complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If upon such consideration a majority of the Independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively or permit the Complaining Shareholders to proceed derivatively, provided however that any counsel representing the interests of the Trust or the affected Series shall be approved by the Trustees. The Trustees, or the appropriate officers of the Trust, shall inform the Complaining Shareholders of any decision reached under this paragraph (c) by sending written notice to each Complaining Shareholder, or the Shareholder’s counsel, if represented by counsel, within five business days of such decision having been reached.

If notice of a decision has not been sent to the Complaining Shareholders or the Shareholders’ counsel within the time permitted by paragraph (c) above, and subparagraphs (i) through (v) of Section 5(a) above have been complied with, the Complaining Shareholders shall not be barred by this Declaration of Trust from commencing a derivative action.
Each Complaining Shareholder whose demand is rejected pursuant to paragraph (c) above shall be responsible, jointly and severally, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose.
The Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a Shareholder bringing a derivative or direct action in any circumstances only if required by law. The Trust shall not be obligated to pay any attorneys’ fees so incurred by a Shareholder other than fees that are reasonable and that do not exceed an amount calculated using reasonable hourly rates.
In addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative claims, each Shareholder agrees that any claim that affects all Shareholders of the Trust or any Series equally, that is, proportionately based on their number of Shares in the Trust or Series, as well as any claim where the matters alleged (if true) would give rise to a claim by the Trust or such Series, shall be treated as a derivative claim and must be brought as if it were a derivative claim on the terms set forth in this Section 5 irrespective of whether such claim involves a violation of the Shareholders’ rights under this Declaration of Trust or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim.
Each Shareholder who commences or maintains a derivative or direct action in violation of this Section 5 shall, jointly and severally, reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 5. If a court determines that any derivative or direct action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action shall be borne, jointly and severally, by each Shareholder who commenced the action.
To the extent federal law, including the 1940 Act, would prohibit the application of a provision of this Section 5 to a federal securities law claim, such provision shall not apply to such claim solely to the extent prohibited by such federal law. Additionally, the provisions of this Section 5 do not apply to claims arising under the federal securities laws.
Additional Provisions.  The By-Laws may include further provisions for Shareholders’ votes, meetings and related matters.

Custodian.
Appointment and Duties.  The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, or a trust company, each having capital, surplus and undivided profits of at least two million dollars ($2,000,000) as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust:
To hold the securities owned by the Trust and deliver the same upon written order or oral order confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;
To receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct;
To disburse such funds upon orders or vouchers; and the Trust may also employ such custodian as its agent:
To keep the books and accounts of the Trust or of any Series or class and furnish clerical and accounting services; and
To compute, if authorized to do so by the Trustees, the Net Asset Value of any Series, or class thereof, in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.
The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, or a trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least two million dollars ($2,000,000) or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act.
Central Certificate System.  Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the 1934 Act, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, sub-custodians or other agents.

Net Asset Value, Distributions and Redemptions.
Determination of Net Asset Value.  Subject to Article III, Section 6 hereof, the Board of Trustees shall have the power to fix an initial offering price for the Shares of any Series or class thereof which shall yield to such Series or class not less than the net asset value thereof, at which price the Shares of such Series or class shall be offered initially for sale, and to determine from time to time thereafter the offering price which shall yield to such Series or class not less than the net asset value thereof from sales of the Shares of such Series or class; provided, however, that no Shares of a Series or class thereof shall be issued or sold for consideration which shall yield to such Series or class less than the net asset value of the Shares of such Series or class next determined after the receipt of the order (or at such other times set by the Board of Trustees), except in the case of Shares of such Series or class issued in payment of a dividend properly declared and payable.
Distributions.  The Board of Trustees may from time to time declare and pay dividends and make other distributions with respect to any Shares or class thereof, which may be from surplus, income, capital gains or capital or distributions in kind of the assets of the Trust.  The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Board of Trustees, although the Trustees may delegate the authority to set record, declaration, payment and ex-dividend dates, determine the amount of dividends and distributions and pay such dividends and distributions.  Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Board of Trustees determines.  The Board Trustees shall have the power and authority to amend, correct or change the amount of any declared dividend or distribution from time to time until such dividend or distribution has been paid to Shareholders.  All dividends and other distributions on Shares or a class thereof shall be distributed pro rata to the record owners of such class, as the case may be, in proportion to the number of Shares or Shares of such class they held on the record date established for such payment.  The Board of Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash distribution payment plans, or similar plans as the Trustees deem appropriate.
Repurchase of Shares With Shareholder Consent.
(a) Subject to the other provisions of this Declaration of Trust and the By-Laws, the Trust may repurchase Shares on the open market or such Shares as are tendered by any record owner for repurchase pursuant to a repurchase offer or tender offer, if any, made by the Trust periodically or from time to time, upon the presentation by the record owner of a proper instrument of transfer together with a request directed to the Trust, its transfer agent or other duly authorized agent, that the Trust repurchase such Shares, or in accordance with such other procedures for repurchase as the Board of Trustees may from time to time authorize; and the Trust will pay therefor a price that meets the requirements of Section 23 of the 1940 Act, and the rules and regulations adopted thereunder, and that is in accordance with the terms of such repurchase offer, tender offer, this Declaration of Trust, the By-Laws and other applicable law.
(b) The repurchase price may in any case or cases be paid wholly or partly in kind if the Board of Trustees determines that such payment is advisable and in the interest of the Trust.  Subject to the foregoing, the fair value, selection and quantity of securities or other property of the Trust so paid or delivered as all or part of the repurchase price shall be determined by or under authority of the Board of Trustees.  Subject to applicable law, the Trust shall not be liable for any delay of any Person in transferring securities or other property selected for delivery as all or part of any payment in kind.
Repurchase of Shares Without Shareholder Consent.  Subject to the other provisions of this Declaration of Trust and the By-Laws, the Trust shall have the right at its option and at any time (and without Shareholder approval), subject to the 1940 Act and other applicable law, to repurchase Shares of any Shareholder at a price that meets the requirements of Section 23 of the 1940 Act, and the rules and regulations adopted thereunder, and that is otherwise in accordance with the terms of this Declaration of Trust, the By-Laws and other applicable law.
Compensation and Limitation of Liability of Officers and Trustees.
Compensation.  The Board of Trustees may, from time to time, fix a reasonable amount of compensation to be paid by the Trust to the Trustees and officers of the Trust.  Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.
Indemnification and Limitation of Liability.
A Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer, agent or employee of the Trust; provided, however, that nothing contained herein shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which the Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office with the Trust.
Every person who is or was a Trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of another foreign or domestic corporation, trust, partnership, joint venture or other enterprise (each such person, a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the By-Laws and other applicable law.
Every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefor, except as described in the last sentence of Section 2(a) of this Article VIII.
Officers and Trustees’ Good Faith Action, Expert Advice, No Bond or Surety.  The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested.  An officer or Trustee shall be liable to the Trust and to any Shareholder solely for such officer’s or Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of such officer or Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as officers or Trustees.  No such officer or Trustee shall be liable for any act or omission in accordance with such advice and no inference concerning liability shall arise from a failure to follow such advice.  The officers and Trustees shall not be required to give any bond as such, nor any surety if a bond is required.
Insurance.  To the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person becomes involved by virtue of such Covered Person’s actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Covered Person against such liability under the provisions of this Article.
Indemnification of the Trust.  Except to the extent expressly set forth in this Declaration of Trust, each Shareholder will be liable to the Trust for, and indemnify and hold harmless the Trust (and any subsidiaries or affiliates thereof) from and against, all costs, expenses, penalties, fines or other amounts, including without limitation, reasonable attorneys’ and other professional fees, whether third party or internal, arising from any action against the Trust brought, initiated or joined by such Shareholder in which such Shareholder is not the prevailing party.
Miscellaneous.
Liability: of Third Persons Dealing with Trustees.

No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any actions made or to be made by the Trustees.
Dissolution of Trust or Series.  Unless dissolved as provided herein, the Trust shall have perpetual existence.  The Trust may be dissolved at any time by vote of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares unless such dissolution has been previously approved by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required; provided that if the affirmative vote of at least seventy-five percent (75%) of the Board approves the dissolution, no vote of Shareholders shall be required to dissolve the Trust.  Any Series may be dissolved at any time by the Board of Trustees by written notice to the Shareholders of that Series, the dissolution of the Trust or the occurrence of any dissolution event pursuant to any Board of Trustees resolution establishing and designating such Series.
Upon dissolution of the Trust (or a particular Series, as the case may be), the Trustees shall (in accordance with§ 3808 of the DSTA) pay or make reasonable provision to pay all claims and obligations of each Series (or the particular Series, as the case may be), including all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust but for which the identity of the claimant is unknown.  If there are sufficient assets held with respect to each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid in full and any such provisions for payment shall be made in full.  If there are insufficient assets held with respect to each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor.  Any remaining assets (including without limitation, cash, securities or any combination thereof) held with respect to each Series of the Trust (or the particular Series, as the case may be) shall be distributed to the Shareholders of such Series, ratably according to the number of Shares of such Series held by the several Shareholders on the record date for such dissolution distribution.
Merger and Consolidation; Conversion.
Merger and Consolidation.  Pursuant to an agreement of merger or consolidation, the Trust, or any one or more Series, may, by act of the Board of Trustees, merge or consolidate with or into one or more statutory trusts or other business entities formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction.  Any such merger or consolidation shall not require the vote of the Shareholders affected thereby, unless such vote is required by the 1940 Act or the requirements of any stock exchange on which Shares are listed for trading, in which case such merger or consolidation shall first have been approved by a vote of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares unless such transaction has been previously approved by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees and, if there is one or more Continuing Trustees, a separate vote of a majority of the Continuing Trustees, in which case an affirmative Majority Shareholder Vote shall be required, or unless such merger or consolidation would result in an amendment of this Declaration of Trust that would otherwise require the approval of such Shareholders, in which case, following approval by the Board of Trustees, the approval of Shareholders that would be required for such amendment under this Declaration of Trust shall be required.  Such affirmative vote shall be in addition to the vote of Shareholders otherwise required by law or any agreement between the Trust and any national securities exchange.  In accordance with Section 3815(f) of the DSTA, an agreement of merger or consolidation may affect any amendment to this Declaration of Trust or the By-Laws or affect the adoption of a new declaration of trust or by-laws of the Trust if the Trust is the surviving or resulting statutory trust.  Upon completion of the merger or consolidation, the Trustees shall cause a certificate of merger or consolidation to be filed in accordance with Section 3810 of the DSTA.
Conversion.
The Board of Trustees may, without the vote of the Shareholders, cause (i) the Trust to convert to a common-law trust, a general partnership, limited partnership or a limited liability company organized, formed or created under the laws of the State of Delaware as permitted pursuant to Section 3821 of the DSTA; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust; or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; provided, however, that if a Shareholder vote is required by the 1940 Act or the requirement of any stock exchange on which Shares are listed for trading, no such statutory conversion, Share conversion or Share exchange shall be effective unless the terms of such transaction shall first have been approved by a vote of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares unless such transaction has been previously approved by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees and, if there is one or more Continuing Trustees, a separate vote of a majority of the Continuing Trustees, in which case an affirmative Majority Shareholder Vote shall be required. Such affirmative vote shall be in addition to the vote of Shareholders otherwise required by law or any agreement between the Trust and any national securities exchange.
The Board of Trustees may cause the Trust to convert from a “closed-end company” to an “open-end company,” as those terms are defined in the 1940 Act.  Such conversion shall require the vote of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares unless such transaction has been previously approved by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees and, if there is one or more Continuing Trustees, a separate vote of a majority of the Continuing Trustees, in which case an affirmative Majority Shareholder Vote shall be required. Such affirmative vote shall be in addition to the vote of Shareholders otherwise required by law or any agreement between the Trust and any national securities exchange.

Reorganization.  The Board of Trustees may cause the Trust to sell, convey and transfer all or substantially all of the assets of the Trust, or all or substantially all of the assets associated with any one or more Series, to another trust, statutory trust, partnership, limited partnership, limited liability company, association or corporation organized under the laws of any state, or to one or more separate series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with each Series the assets of which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act or the requirements of any stock exchange upon which Shares are listed for trading, no assets associated with any particular Series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved by a vote of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares of such Series unless such transaction has been previously approved by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote of such Series shall be required.  Such affirmative vote shall be in addition to the vote of Shareholders otherwise required by law or any agreement between the Trust and any national securities exchange.  Following such sale, conveyance and transfer, the Board of Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities associated with and any other differences among the various Series the assets associated with which have so been sold, conveyed and transferred) ratably among the Shareholders of the Series the assets associated with which have been so sold, conveyed and transferred (giving due effect to the differences among the various classes within each such Series); and if all of the assets of the Trust have been so sold, conveyed and transferred, the Trust shall be dissolved.
Principal Shareholder Transactions.
Notwithstanding any other provision of this Declaration of Trust and subject to the exceptions provided in subsection (c) below, the types of transactions described in sub-paragraphs (1) through (3) below shall require approval by vote of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares unless such transaction has been previously approved by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required when a Principal Shareholder is a party to the transaction.
The issuance of any securities of the Trust or any of its subsidiaries to any Principal Shareholder for cash (other than pursuant to any dividend reinvestment plan).
The sale, lease or exchange of all or any substantial part of the assets of the Trust or any of its subsidiaries to any Principal Shareholder (except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Trust or any of its subsidiaries, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The sale, lease, or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust or any of its subsidiaries, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Trust or any of its subsidiaries, aggregating for the purpose of such computation, all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).
For purposes of this Section 5, the term “Principal Shareholder” shall mean any Person or group (within the meaning of Rule 13d-5 under the 1934 Act) that is the beneficial owner, directly or indirectly, of five percent (5%) or more of the Shares of the Trust and shall include any affiliate or associate, as such terms are defined in clause (2) below, of a Principal Shareholder, but shall not include the Investment Adviser of the Trust or any Affiliated Person of the Investment Adviser of the Trust.  For the purposes of this Section 5, in addition to the Shares that a Principal Shareholder beneficially owns directly, a Principal Shareholder shall be deemed to be the beneficial owner of any Shares (1) which the Principal Shareholder has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise or (2) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (1) above), by any other Person or group with which the Principal Shareholder or its “affiliate” or “associate,” as those terms are defined in Rule 12b-2, or any successor rule, under the 1934 Act, has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of Shares, or which is its “affiliate” or “associate” as so defined.  For purposes of this Section 5, calculation of the total Shares of the Trust shall not include Shares deemed owned through application of clause (1) above.
The provisions of this Section 5 shall not be applicable to any such transaction between the Trust and any entity of which a majority of the outstanding shares of all classes and series of a stock normally entitled to vote in elections of directors is owned of record and beneficially by the Trust and its subsidiaries.
The Board of Trustees shall have the power and duty to determine for the purposes of this Section 5, on the basis of information known to the Trust, whether:
A Person or group beneficially owns five percent (5%) or more of the Shares;
A corporation, person or entity is an “affiliate” or “associate” (as defined above) of another; and
The assets being sold, leased or exchanged by or to the Trust have an aggregate fair market value of less than 2% of the total assets of the Trust (as defined above).
Any such determination shall be conclusive and binding for all purposes of this Section 5 in the absence of manifest error.
Amendments.

Subject to the provisions of the second paragraph of this Section 6 of this Article VIII, this Declaration of Trust may be restated and/or amended at any time by an instrument in writing approved by the Board of Trustees and, if required, by approval of such amendment by Shareholders in accordance with Article V, Section 3 hereof.  Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval or upon such future date and time as may be stated therein.  The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.
Notwithstanding the above, the Board of Trustees expressly reserves the right to amend or repeal any provisions contained in this Declaration of Trust or the Certificate of Trust, in accordance with the provisions of Section 5 of Article III hereof, and all rights, contractual and otherwise, conferred upon Shareholders are granted subject to such reservation.  The Board of Trustees further expressly reserves the right to amend or repeal any provision of the By-Laws pursuant to Article IX of the By-Laws.
Filing of Copies, References, Headings.  The original or a copy of this Declaration of Trust and of each restatement and/or amendment hereto shall be kept at the principal executive office of the Trust where any Shareholder may inspect it.  Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments.  In this Declaration of Trust and in any such restatements and/or amendments, references to this instrument, and all expressions of similar effect to “herein,” “hereof’ and “hereunder,” shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments.  Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument.  Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.  This instrument may be executed in any number of counterparts, each of which shall be deemed an original.
Applicable Law.  The Trust, this Declaration of Trust and the By-Laws and the rights, obligations and remedies of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Act, including the provision that gives maximum freedom to contract, the other laws of the State of Delaware and the applicable provisions of the 1940 Act. Notwithstanding the foregoing, the following provisions shall not be applicable to the Trust, the Trustees, the Shareholders, this Declaration of Trust or the By-Laws: (a) the provisions of Sections 3533, 3540, 3561 and 3583(a) of Title 12 of the Delaware Code; or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust; (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property; (iv) fees or other sums payable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the indemnification, acts or powers of trustees or other Persons, which are inconsistent with the limitations of liabilities or authorities and powers of the Trustees or officers of the Trust set forth or referenced in this Declaration of Trust or the By-Laws.  The Trust shall be of the type commonly called a “statutory trust,” and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law.  The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions; provided, however, that the exercise of any such power, privilege or action shall not otherwise violate applicable law.
Provisions in Conflict with Law or Regulations.
The provisions of this Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the Code, the DSTA, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of this Declaration of Trust from the time when such provisions became inconsistent with such laws or regulations; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.
If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.
Statutory Trust Only.  It is the intention of the Trustees to create a statutory trust pursuant to the DSTA, and thereby to create the relationship of trustee and beneficial owners within the meaning of the DSTA between the Trustees and each Shareholder.  It is not the intention of the Trustees to create a general or limited partnership, limited liability company, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the DSTA.  Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.
Absence of Appraisal or Dissenters’ Rights.

No Shareholder shall be entitled, as a matter of right, to an appraisal by the Delaware Court of Chancery or otherwise of the fair value of the Shareholder’s Shares or to any other relief as a dissenting Shareholder in respect of any proposal or action involving the Trust or any class of Shares or otherwise.
Jurisdiction and Waiver of Jury Trial.  In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Declaration of Trust or the By-Laws or the Trust, any Series, any class or any Shares, including any claim of any nature against the Trust, any Series or class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW.  All Shareholders and other such Persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such Person at the address shown on the books and records of the Trust for such Person or at the address of the Person shown on the books and records of the Trust with respect to the Shares that such Person claims an interest in.  Service of process in any such suit, action or proceeding against the Trust or any Trustee or officer of the Trust may be made at the address of the Trust’s registered agent in the State of Delaware.  Any service so made shall be effective as if personally made in the State of Delaware.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into this Amended and Restated Declaration of Trust as of the date first above written.

__________________________
R. Ramin Kamfar, Trustee

__________________________
Simon Adamiyatt, Trustee

__________________________
Kamal Jafarnia, Trustee

__________________________
Romano Tio, Trustee

__________________________
I. Bobby Majumder, Trustee

EXHIBIT B

SECOND AMENDED AND RESTATED BY-LAWS OF
BLUEROCK TOTAL INCOME+ REAL ESTATE FUND
A Delaware Statutory Trust

These Second Amended and Restated By-Laws (the “By-Laws”) of Bluerock Total Income+ Real Estate Fund, a Delaware statutory trust, are subject to the Amended and Restated Agreement and Declaration of Trust dated as of [•], 2025, as from time to time amended, supplemented or restated (the “Declaration of Trust”). Capitalized terms used herein and not herein defined have the same meanings as in the Declaration of Trust. In the event of any inconsistency between the terms hereof and the terms of the Declaration of Trust, the terms of the Declaration of Trust shall control.

ARTICLE I

OFFICES
Section 1.01.  PRINCIPAL EXECUTIVE OFFICE.  The Board of Trustees shall fix and, from time to time, may change the location of the principal executive office of the Trust at any place within or outside the State of Delaware.
Section 1.02.  OTHER OFFICES.  The Board of Trustees may at any time establish branch or additional offices at any place or places where the Trust intends to do business.
ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 2.01.  PLACE AND ORGANIZATION OF MEETINGS.  Meetings of Shareholders shall be on such day, at such time, and at such place (including partially or solely by remote communication) as the President or the Trustees may fix in the notice of the meeting.  Shareholder meetings may be held in person, telephonically, or by any means of remote or virtual communication.  In the absence of any such designation, Shareholders’ meetings shall be held at the principal executive office of the Trust.
Meetings of the Shareholders shall be presided over by the President, or if the President shall not be present, by a Vice President, or if no Vice President is present, by a chair of the meeting appointed by the Board of Trustees or, if not so appointed, by a chair of the meeting appointed by the officers and Trustees present at the meeting.  The Secretary of the Trust, if present, shall act as secretary of such meetings, or if the Secretary is not present, an Assistant Secretary of the Trust shall so act, and if no Assistant Secretary is present, then a person designated by the Secretary of the Trust shall so act, and if the Secretary has not designated a person, then the meeting shall elect a secretary for the meeting.
The Board of Trustees of the Trust shall be entitled to make such rules and regulations for the conduct of meetings of Shareholders as it shall deem necessary, appropriate or convenient.  Subject to such rules and regulations of the Board of Trustees, if any, the Chairman of the Board (or such other person acting as chair of the meeting in the absence of the Chairman of the Board) shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the chair of the meeting, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing:  an agenda or order of business for the meeting; rules and procedures for maintaining order at the meeting and the safety of those present; limitations on participation in such meeting to shareholders of record of the Trust and their duly authorized and constituted proxies, and such other persons as the chair of the meeting shall permit; restrictions on entry to the meeting after the time fixed for the commencement thereof; limitations on the time allotted to questions or comments by participants; and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot.  Unless and to the extent otherwise determined by the Board of Trustees or the chair of the meeting, meetings of Shareholders shall not be required to be held in accordance with the rules of parliamentary procedure. For the avoidance of doubt, the Chairman of the Board (or other person acting as chair of the meeting in the absence of the Chairman of the Board) has the authority to determine all procedural matters at meetings of Shareholders.
Section 2.02.  CALL OF MEETING.  All meetings of Shareholders of the Trust shall be held upon the call of the Board of Trustees at any time and for any purpose determined by the Board of Trustees.  Except as required by federal law, including the 1940 Act, Shareholders shall not be entitled to call meetings of the Shareholders. To the extent required by federal law, including the 1940 Act, meetings of the Shareholders shall be called by the Secretary upon the request of the Shareholders owning Shares representing at least the percentage of the total combined votes of all Shares of the Trust issued and outstanding required by federal law, including the 1940 Act, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the Shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders.
Section 2.03.  NOTICE OF SHAREHOLDERS’ MEETING.  All notices of meetings of Shareholders shall be sent or otherwise given in accordance with Section 2.04 not less than seven (7) nor more than seventy-five (75) days before the date of the meeting.  The notice shall specify (i) the place (including that the meeting will be held partially or solely by remote communication, as applicable), date and hour of the meeting, and (ii) the general nature of the business to be transacted.  The notice of any meeting at which Trustees are to be elected also shall include the name of any nominee or nominees whom at the time of the notice are intended to be presented for election.
If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a Trustee has a direct or indirect financial interest, (ii) an amendment of the Declaration of Trust, (iii) a reorganization of the Trust, or (iv) a voluntary dissolution of the Trust, the notice shall also state the general nature of that proposal.

Business transacted at any meeting of Shareholders shall be limited to (a) the purpose stated in the notice, (b) the adjournment of such meeting in accordance with these By-Laws, and (c) solely with respect to annual meetings, such other matters as are permitted to be presented at the meeting in accordance with Section 2.14.
Section 2.04.  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.  Notice of any meeting of Shareholders may be communicated directly to Shareholders either personally or by first-class mail or telegraphic or other written communication, including website posting or other publications, charges prepaid, addressed to the Shareholder at the address of that Shareholder appearing on the books of the Trust or its transfer agent or given by the Shareholder to the Trust for the purpose of notice, or made through website posting or other publication method authorized by applicable or regulatory requirements.  Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication, or posted and published on an authorized website or publication.
If any notice addressed to a Shareholder at the address of that Shareholder appearing on the books of the Trust is returned to the Trust by the United States Postal Service marked to indicate that the Postal Service is unable to deliver the notice to the Shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the Shareholder on written demand of the Shareholder at the principal executive office of the Trust for a period of one year from the date of the giving of the notice.
An affidavit of the mailing or other means of giving any notice of any Shareholders’ meeting shall be executed by the Secretary, Assistant Secretary or transfer agent of the Trust giving the notice and shall be filed and maintained in the minute book of the Trust.
In the absence of fraud, any irregularities in the notice of any meeting or the nonreceipt of any such notice by any Shareholders shall not invalidate any action otherwise properly taken at such meeting.
Section 2.05.  POSTPONEMENT AND ADJOURNMENT.  Prior to the date upon which any meeting of Shareholders is to be held, the Board of Trustees may, in its sole discretion, which may be delegated to the officers of the Trust, postpone or change the place of such meeting (including by specifying that the meeting will be held by remote communication in accordance with Section 2.13) one or more times for any reason by giving notice to each Shareholder entitled to vote at the meeting so postponed or changed of the place (including that the meeting will be held by remote communication, as applicable), date and hour at which such meeting will be held (including in accordance with Section 2.13, as applicable). Such notice shall be given not fewer than two (2) days (or such other number of days as the Board of Trustees shall determine in its sole discretion) before the date of such meeting and otherwise in accordance with Section 2.04 or Section 2.13, as applicable.  Any Shareholders’ meeting may be adjourned by the Board of Trustees or the chair of the meeting one or more times for any reason, including the failure of a quorum to be present at the meeting with respect to any proposal or the failure of any proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. A Shareholders’ meeting may be adjourned by the Board of Trustees or chair of the meeting as to one or more proposals regardless of whether action has been taken on other matters. No notice of adjournment of a meeting to another time or place need be given to the Shareholders if such time and place (including that the meeting will be held by remote communication, as applicable) are announced at the meeting at which the adjournment is taken or notice is given to persons present at the meeting. Any adjourned meeting may be held at such time and place (including that the meeting will be held by remote communication, as applicable) as determined by the Board of Trustees or chair of the meeting or the officers of the Trust or other authorized persons pursuant to delegated authority from the Board of Trustees in the sole discretion of such Trustees, chair, officers or authorized persons. Any business that might have been transacted at the original meeting may be transacted at any adjourned meeting. If, after a postponement or adjournment, a new record date is fixed for the postponed or adjourned meeting, the Secretary shall give notice of the postponed or adjourned meeting to the Shareholders of record entitled to vote at such meeting. If a quorum is present with respect to any one or more proposals, the chair of the meeting may, but shall not be required to, cause a vote to be taken with respect to any such proposal or proposals which vote can be certified as final and effective notwithstanding the adjournment of the meeting with respect to any other proposal or proposals.
Section 2.06.  VOTING.  The Shareholders entitled to vote at any meeting of Shareholders shall be determined in accordance with the provisions of the Declaration of Trust, as in effect at such time.  The Shareholders’ vote may be by voice vote or by ballot, provided, however, that any election for Trustees must be by ballot if demanded by any Shareholder before the voting has begun on any matter other than elections of Trustees, any Shareholder may vote part of the Shares in favor of the proposal and refrain from voting the remaining Shares or vote them against the proposal, but if the Shareholder fails to specify the number of Shares which the Shareholder is voting affirmatively, it will be conclusively presumed that the Shareholder’s approving vote is with respect to the total Shares that the Shareholder is entitled to vote on such proposal.
Section 2.07.  WAIVER OF NOTICE BY CONSENT OF ABSENT SHAREHOLDERS.  Attendance by a Shareholder, in person or by proxy, at a meeting shall constitute a waiver of notice of that meeting with respect to that Shareholder, except when the Shareholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Whenever notice of a Shareholders’ meeting is required to be given to a Shareholder under the Declaration of Trust or these By-Laws, a written waiver thereof, executed before or after the time notice is required to be given, by such Shareholder or such Shareholder’s attorney thereunto authorized, shall be deemed equivalent to such notice.  The waiver of notice need not specify the purpose of, or the business to be transacted at, the meeting.
Section 2.08.  SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.  Shareholders shall not have the right to act by written consent.
Section 2.09.  RECORD DATE FOR SHAREHOLDER MEETINGS.  The Declaration of Trust shall govern matters relating to record dates for Shareholder meetings.
Section 2.10.  PROXIES.  At all meetings of the Shareholders, every Shareholder entitled to vote thereat shall be entitled to vote either in person or by proxy, which term shall include proxies provided by such Shareholder, or its duly authorized attorney, through written, electronic, telephonic, computerized, facsimile, telecommunications, telex or oral communication or by any other form of communication, each pursuant to such voting procedures and through such systems as are authorized by the Board of Trustees or any officer of the Trust.  Proxies may be solicited in the name of one or more Trustees or one or more officers of the Trust.  Unless the proxy provides otherwise, it shall not be valid for more than eleven (11) months before the date of the meeting. All proxies shall be delivered to the secretary of the meeting or other person responsible for recording the proceedings before being voted. A valid proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote pursuant to that proxy is taken (a) by a writing delivered to the Trust stating that the proxy is revoked, (b) by a subsequent proxy executed by such person, (c) attendance at the meeting and voting in person by the person executing that proxy, or (d) revocation by such person using any electronic, telephonic, computerized or other alternative means authorized by the Trustees for authorizing the proxy to act; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote pursuant to that proxy is counted. Unless revoked, any proxy given in connection with a postponed or adjourned meeting for which a new record date is fixed shall continue to be valid so long as the Shareholder giving such proxy is a Shareholder of record on such new such record date.  A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them in which case such proxy shall not be valid and no vote shall be received in respect of such Shares unless all persons holding such Shares shall agree on their manner of voting. Unless otherwise specifically limited by their terms, proxies shall entitle the Shareholder to vote at any adjournment of a Shareholders’ meeting.
At every meeting of the Shareholders, all proxies shall be received and taken in charge of and all ballots shall be received and canvassed by the secretary of the meeting, who shall decide all questions touching the qualification of voters, the validity of proxies, and the acceptance or rejection of votes, unless inspectors of election shall have been appointed, in which event such inspectors of election shall decide all such questions.
A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. Subject to the provisions of the Delaware Act, the Declaration of Trust or these By-laws, the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, shall govern all matters concerning the giving, voting or validity of proxies, as if the Trust were a Delaware corporation and the Shareholders were stockholders of a Delaware corporation.
Section 2.11.  INSPECTORS OF ELECTION.  Before any meeting of Shareholders, the Board of Trustees prior thereto may, or, if the Board of Trustees has not so acted, the chairman of the meeting may, appoint one or more persons, other than nominees for the office of Trustee, to act as inspectors of election at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3).  The inspectors shall:
(a) Subscribe an oath or affirmation to execute faithfully the duties of inspector at such election with strict impartiality and according to the best of their ability;

(b) Determine the number of Shares outstanding and the voting power of each of the Shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;
(c) Receive votes, ballots or consents;
(d) Hear and determine all challenges and questions in any way arising in connection with the right to vote;
(e) Count and tabulate all votes or consents;
(f) Determine the result;
(g) Make a certificate of the result of the vote taken; and
(h) Do any other acts that may be proper to conduct the election or vote with fairness to all Shareholders.
Section 2.12.  ABSTENTIONS AND BROKER NON-VOTES.  Shares that abstain or do not vote with respect to one or more of any proposals presented for Shareholders approval and Shares held in a “street name” as to which the broker or nominee with respect thereto indicates on the proxy that it does not have discretionary authority to vote with respect to a particular proposal will be counted as present and outstanding and entitled to vote for purposes of determining whether a quorum is present at a meeting, but will not be counted as Shares voted (votes cast) with respect to which proposal or proposals. Shares represented by signed, dated proxy cards or voting instruction cards returned to the Trust without a choice indicated as to the applicable proposals will be voted as directed by the proxy holder or holders.
Section 2.13.  MEETINGS BY REMOTE COMMUNICATION.  Notwithstanding anything to the contrary in these By-Laws, the Board of Trustees or a committee of the Board of Trustees may, in its sole discretion, determine at any time, including, without limitation, after the calling of any meeting of Shareholders, that any meeting of Shareholders may be held solely or partially by means of remote communication. Notwithstanding anything to the contrary in these By-Laws, if it is determined after notice of the meeting has been delivered to Shareholders that participation by Shareholders in the meeting shall or may be conducted by means of remote communication, announcement and notice of such change may be made at any time by press release or any other means as may be permitted or required by applicable law. If the Trustees or a committee of the Board of Trustees shall determine that any meeting of Shareholders be held solely by means of remote communication or both at a physical location and by means of remote communication, subject to such guidelines and procedures as the Trustees or such committee may adopt, Shareholders and proxyholders not physically present at a meeting of Shareholders may, by means of remote communication: (a) participate in a meeting of Shareholders; and (b) be deemed present in person and vote at a meeting of Shareholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that: (i) the Trust shall implement such measures as the Board of Trustees deems to be reasonable (A) to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a Shareholder or proxyholder; and (B) to provide such Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the

Shareholders; and (ii) if any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Trust. Notwithstanding anything to the contrary in these By-Laws, and subject to applicable federal law, the Board of Trustees may, in its sole discretion, notify Shareholders of any postponement, adjournment or a change of the place of a meeting of Shareholders (including a change to hold the meeting solely or partially by means of remote communication) by a document publicly filed by the Trust with the United States Securities and Exchange Commission without the requirement of any further notice hereunder.
Section 2.14:  ADVANCE NOTICE OF SHAREHOLDER NOMINEES FOR TRUSTEE AND OTHER SHAREHOLDER PROPOSALS.
(a) The matters to be considered and brought before any annual meeting of Shareholders of the Trust shall be limited to only such matters, including the nomination and election of Trustees, as shall be brought properly before such meeting in compliance with the procedures set forth in this Section.
(b) For any matter to be properly brought before any annual meeting of Shareholders, the matter must be:
(i) Specified in the notice of annual meeting given by or at the direction of the Board of Trustees;
(ii) Otherwise brought before the annual meeting by or at the direction of the Board of Trustees; or
(iii) Brought before the annual meeting in the manner specified in this Section by a Shareholder at the time of the giving of notice provided for in this Section, on the record date for such meeting and at the time of the meeting.
(c) In addition to any other requirements under applicable law and the Declaration of Trust, persons nominated by Shareholders for election as Trustees of the Trust and any other proposals by Shareholders shall be properly brought before the meeting only if notice of any such matter to be presented by a Shareholder at such meeting of Shareholders (the “Shareholder Notice”) shall be delivered to the Secretary of the Trust, by registered or certified United States mail, at the principal executive office of the Trust not less than ninety (90) nor more than one hundred twenty (120) days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, that in the event that no annual meeting was held in the preceding year, for notice by a Shareholder to be timely, such notice must be delivered not earlier than one hundred and twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the date on which public announcement is first publicly announced or disclosed.
(d) If and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before such anniversary date or sixty (60) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such Shareholder Notice shall be given in the manner provided herein by the later of the close of business on (i) the date ninety (90) days prior to such Other Annual Meeting

Date or (ii) the tenth (10th) day following the date such Other Annual Meeting Date is first publicly announced or disclosed; provided, however, that if the Other Annual Meeting Date was disclosed in the proxy statement for the prior year’s annual meeting, than the dates for receipt of the Shareholder Notice shall be calculated in accordance with Section 2.14(c) based on such Other Annual Meeting Date and disclosed in the proxy statement for the prior year’s annual meeting.
(e) Any Shareholder desiring to nominate any person or persons (as the case may be) for election as a Trustee or Trustees of the Trust shall deliver, as part of such Shareholder Notice:
(i) A statement in writing with respect to the person or persons to be nominated (a “Proposed Nominee”) setting forth:
(A) The name, age, business address, residence address and principal occupation or employment of the Proposed Nominee;
(B) The number and class of all Shares of the Trust owned of record and beneficially by each such Proposed Nominee or any affiliate thereof and the date(s) of acquisition of such Shares, together with records evidencing such holdings;
(C) The name of each nominee holder of Shares owned beneficially but not of record by such Proposed Nominee or any affiliate thereof, the number and class of such Shares held by each such nominee holder and the date(s) of acquisition of such Shares, together with records evidencing such holdings;
(D) The number and class of all Shares (i) which the Proposed Nominee has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other person or group with which the Proposed Nominee or its “affiliate” or “associate,” as those terms are defined in Rule 12b-2, or any successor rule, under the 1934 Act, has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of Shares, or which is its “affiliate” or “associate” as so defined;
(E) The information regarding each such Proposed Nominee required by paragraph (b) of Item 22 of Rule 14a-101 under the 1934 Act, adopted by the Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Commission applicable to the Trust);
(F) Whether such Shareholder believes any Proposed Nominee will be an “interested person” of the Trust (as defined in the 1940 Act), and, if not an “interested person”, information regarding each Proposed Nominee that will be sufficient for the Trust to make such determination;
(G) Whether such Shareholder believes any Proposed Nominee otherwise meets the Trustee Qualifications outlined in Article IV, Section 4 of the Declaration of Trust;

(H) A description of any agreement, arrangement or understanding, whether written or oral (including any derivative or short positions, profit interests, options or similar rights and borrowed or loaned Shares) that has been entered into as of the date of the Shareholder Notice by, or on behalf of, such Proposed Nominee (i) the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such Proposed Nominee; (ii) related to such nomination, including any agreement, arrangement or understanding between such Proposed Nominee (or any of its affiliates) and the nominating Shareholder or any Shareholder Associated Person (as defined below); or (iii) related to the voting of any matters to come before the Trustees;
(I) Any other information regarding the Proposed Nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder;
(ii) Each Proposed Nominee’s written representation that: (1) such Proposed Nominee is not ineligible under Section 9(a) of the 1940 Act; (2) such Proposed Nominee is not covered by, or subject to a proceeding regarding Section 9(b) of the 1940 Act; (3) all information regarding such Proposed Nominee included in and/or accompanying the Shareholder Notice is true, complete and accurate in all material respects; (4) such Proposed Nominee is not, and will not become a party to, any agreement, arrangement or understanding (whether written or oral) with any person other than the Trust in connection with such Proposed Nominee’s service or action as a Trustee of the Trust that has not been disclosed to the Trust; (5) such Proposed Nominee will comply with all of the Trust’s publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines, and any other publicly disclosed Trust policies and guidelines applicable to Trustees, as well as any applicable law, rule or regulation or listing requirement; (6) such Proposed Nominee agrees to complete, execute, and return to the Trust, within 5 business days of receipt of a request by the Trust, any supplemental information reasonably requested by the Trust; and (7) if requested by the Trust, such Proposed Nominee will sit for an interview with one or more Trustees or their representatives, which interview may, in the discretion of the Trustees, be conducted by means of remote communication, it being understood that refusal by a Proposed Nominee to participate in such interview will render the nomination ineffective for failure to satisfy the requirements of these By-Laws;
(iii) A completed and duly executed trustee questionnaire (which questionnaire shall be provided by the Trust upon written request) from each Proposed Nominee, it being understood that a questionnaire that is not completed in a reasonably complete, diligent, accurate and good faith manner, or that is not duly executed and received with the Shareholders Notice, will render the nomination ineffective for failure to satisfy the requirements of these By-Laws;
(iv) Each Proposed Nominee’s signed consent to (A) serve as a Trustee of the Trust if elected; and (B) a background screening conducted by a background screening company with experience in conducting background screenings of public company directors selected by the Trustees, it being understood that refusal by a Proposed Nominee to provide such consent or cooperate with such a background screening will render the nomination ineffective for failure to satisfy the requirements of these By-Laws; and

(v) Such other information as is required by Section 2.14(g).
(f) Any Shareholder who gives a Shareholder Notice of any matter proposed to be brought before the meeting shall deliver, as part of such Shareholder Notice:
(i) The text of the proposal to be presented;
(ii) A brief written statement of the reasons why such Shareholder favors the proposal; and
(iii) Any material interest of such Shareholder in the matter proposed (other than as a Shareholder).
(g) Any Shareholder who gives a Shareholder Notice of any matter proposed to be brought before the meeting or to elect a Proposed Nominee shall deliver, as part of such Shareholder Notice:
(i) Evidence establishing such Shareholder’s beneficial ownership of, and entitlement to vote, securities at the meeting of Shareholders, and, where applicable, evidence establishing the beneficial owners on whose behalf the Shareholder Notice is being given, and their respective affiliates’, if any (such affiliates, together with any such beneficial owners, a “Shareholder Associated Person”), beneficial ownership of, and entitlement to vote, securities at the meeting of Shareholders;
(ii) A representation whether the Shareholder or the Shareholder Associated Persons, if any, intend or are part of a group which intends to solicit proxies from Shareholders in support of such proposal or nomination;
(iii) A representation that the Shareholder intends to appear in person or by proxy at the Shareholder meeting to act on the matter(s) proposed;
(iv) Any other information relating to such Shareholder and the Shareholder Associate Persons, if any, that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought by such person before the annual meeting pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder, whether or not such person intends to deliver a proxy statement or solicit proxies;
(v) A statement in writing with respect to the Shareholder and the Shareholder Associated Persons, if any, on whose behalf the proposal is being made setting forth:
(A) The name and address of such Shareholder, as they appear on the Trust’s books, and of such Shareholder Associated Persons;
(B) The number and class of Shares which are owned beneficially and of record by such Shareholder and such Shareholder Associated Persons, and the date(s) of acquisition of such Shares;

(C) The name of each nominee holder of Shares owned beneficially but not of record by such Shareholder and such Shareholder Associated Persons, and the number and class of such Shares held by each such nominee holder, and the date(s) of acquisition of such Shares;
(D) The number and class of all Shares (i) which the Shareholder or the Shareholder Associated Persons have the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (including any derivative or short positions, profit interests, options or similar rights, and borrowed or loaned Shares) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other person or group with which the nominating Shareholder, any Shareholder Associated Persons or each of their respective “affiliates” or “associates,” as those terms are defined in Rule 12b-2, or any successor rule, under the 1934 Act, has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of Shares, or which is its “affiliate” or “associate” as so defined;
(E) A description of any agreement, arrangement or understanding, whether written or oral (including any derivative or short positions, profit interests, options or similar rights and borrowed or loaned Shares) that has been entered into as of the date of the Shareholder Notice by, or on behalf of, such Shareholder or such Shareholder Associated Persons (i) the effect or intent of which is to mitigate loss to, manage risk or benefit of Share price changes for, or increase or decrease the voting power of such Shareholder or such Shareholder Associated Persons; or (ii) related to such proposal or nomination;
(F) a complete and accurate description of any pending or, to such Shareholder’s knowledge, threatened legal proceeding in which such Shareholder, any Proposed Nominee or any Shareholder Associated Person is a party or participant involving the Trust or any officer, affiliate or associate of the Trust; and
(vi) An agreement to return to the Trust within five (5) business days of receipt such other information as the Board may reasonably request.
(h) If any information submitted to the Trust pursuant to this Section 2.14 shall become incomplete or inaccurate in any way, the Shareholder shall notify the Trust in writing of any inaccuracy or change and update and supplement such information to cause it to be complete and accurate within two (2) business days of becoming aware of such inaccuracy.  If the Shareholder fails to provide such written notification and update within such period, the information that was or becomes inaccurate shall be deemed not to have been provided in accordance with this Section 2.14 and, accordingly, will render the Shareholder Notice ineffective for failure to satisfy the requirements of these By-Laws, it being understood, for the avoidance of doubt, that providing any such notification shall not be deemed to cure any such defect or limit the remedies (including, without limitation, under these By-Laws) available to the Trust relating to any such defect.
(i) A Shareholder providing notice of any nomination or other business proposed to be brought before an annual meeting of Shareholders shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in the notice of the annual meeting shall be true and correct:
(i) as of the record date for determining the Shareholders entitled to receive notice of the annual meeting of Shareholders, and such update and supplement shall be received by the Secretary at the principal executive offices of the Trust not later than five (5) business days before the record date for determining the Shareholders entitled to receive notice of the annual meeting of Shareholders; and
(ii) as of the date that is ten (10) days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be received by the Secretary at the principal executive offices of the Trust not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof.
(j) A Shareholder providing notice of any nomination or other business proposed to be brought before an annual meeting of Shareholders shall, upon written request by the Board of Trustees or a representative designated by the Board of Trustees, provide within five (5) business days of receipt of such request a written verification satisfactory, in the discretion of the Board of Trustees or representative designated by the Board of Trustees, to demonstrate the accuracy of any information submitted by the Shareholder or the Proposed Nominee, or a written update of information (including an affirmation that the Shareholder continues to intend to bring the nominee or proposal before the meeting).
(k) Notwithstanding the foregoing provisions of this Section, unless otherwise required by law, if the Shareholder (or a qualified representative of the Shareholder) does not appear at the annual meeting of Shareholders of the Trust to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Trust.  For purposes of this Section, to be considered a qualified representative of the Shareholder, a person must be a duly authorized officer, manager or partner of such Shareholder, as evidenced by an incumbency certificate executed by the corporate secretary (or other duly authorized officer) of the Shareholder, or must be authorized by a writing executed and delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders, and such person must deliver a copy of such incumbency certificate or writing to the secretary of the meeting.
(l) As used in the Declaration of Trust and these By-Laws, Shares “beneficially owned” shall mean all Shares that such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act and may take into account Shares borrowed and loaned in securities lending transactions.
(m) The number of Proposed Nominees a Shareholder may propose to nominate for election or re-election at a meeting of Shareholders shall not exceed the number of Trustees to be elected at such annual meeting.  A Shareholder may not designate any substitute or alternate nominee(s) unless the Shareholder provides timely notice of such substitute or alternate nominee(s) in accordance with and within the time periods required under this Section 2.14 (and such notice contains all of the information, representations, questionnaires and certifications with respect to such substitute or alternate nominee(s) that are required by this Section 2.14 with respect to Proposed Nominees).
(n) Only such matters shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust’s notice of meeting.  Nominations of individuals for election to the Board of Trustees may be made at a special meeting of Shareholders at which Trustees are to be elected:
(i) Pursuant to the Trust’s notice of meeting;
(ii) By or at the direction of the Board of Trustees; or
(iii) Provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, and such special meeting shall meet all of the requirements with respect to annual meetings as if such special meeting were an annual meeting, by any Shareholder of the Trust who is a Shareholder at the time of giving of notice provided for in this Section, at the record date for such meeting and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section.
(o) In the event the Trust calls a special meeting of Shareholders for the purpose of electing one or more Trustees to the Board of Trustees, any Shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Trust’s notice of meeting, if the appropriate Shareholder Notice shall be delivered to the Secretary of the Trust at the principal executive office of the Trust not later than the close of business on the tenth (10th) day following the day on which the date of the special meeting is publicly announced or disclosed.
(p) For purposes of this Section, a matter shall be deemed to have been “publicly announced or disclosed” or subject to “publication announcement” if such matter is disclosed in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, in a document publicly filed by the Trust with the Commission or made available publicly on the Trust’s website.
(q) In no event shall the adjournment of an annual or special meeting, or any public announcement thereof, commence a new period (or extend any time period) for the giving of a Shareholder Notice as provided in this Section.
(r) This Section shall not apply to Shareholder proposals made pursuant to Rule 14a-8 under the 1934 Act.  Notwithstanding the foregoing, no Shareholder proposal may be brought before an annual meeting, whether submitted pursuant to this Article or Rule 14a-8 under the 1934 Act, unless Shareholders have power to vote on the Shareholder proposal, or the subject matter of the Shareholder proposal, pursuant to Article V, Section 1 of the Declaration of Trust, irrespective of whether such Shareholder proposal is submitted as a precatory recommendation to the Board of Trustees.
(s) The Trustees or the chair of any meeting of Shareholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section and, if not so given, shall direct and declare at the meeting that such nominees and other matters are out of order and/or shall not be considered.
(t) No person shall be eligible for election as a Trustee of the Trust unless nominated in accordance with the procedures set forth in this Section 2.14.
(u) Whenever, under the provisions of applicable law or of the Declaration of Trust, notice is required to be given to any Trustee or Shareholder, it shall not, unless otherwise provided herein, be construed to mean personal notice, but such notice may be given by mail addressed to such Trustee at his or her last given address or to such Shareholder at his or her address as it appears on the records of the Trust, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail.  Notice to the Trust, Trustees or members of a committee or sub-committee may be given only by registered or certified mail sent to the principal executive offices of the Trust and shall be deemed to be given when delivered against a receipt therefor.
(v) Whenever any notice is required to be given under the provisions of applicable law, or of the Declaration of Trust, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.
Section 2.15. APPLICATION OF THIS ARTICLE.  Meetings of Shareholders shall consist of Shareholders of any Series or class thereof or of all Shareholders and this Article II shall be construed accordingly.
ARTICLE III

TRUSTEES

Section 3.01.  POWERS.  Subject to the applicable provisions of the Agreement and Declaration of Trust and these By-Laws relating to action required to be approved by the Shareholders or by the outstanding Shares, the business and affairs of the Trust shall be managed and all powers shall be exercised by or under the direction of the Board of Trustees.
Section 3.02.  NUMBER AND QUALIFICATION OF TRUSTEES.  The exact number of Trustees shall be set as provided in the Agreement and Declaration of Trust.
Section 3.03.  PLACE OF MEETINGS AND MEETINGS BY TELEPHONE.  All meetings of the Board of Trustees may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the Board of Trustees.  In the absence of such a designation, regular meetings shall be held at the principal executive office of the Trust.  Subject to any applicable requirements of the 1940 Act, (i) any meeting, regular or special, may be held by conference telephone or similar remote communications equipment, so long as all Trustees participating in the meeting can hear one another and all such Trustees shall be deemed to be present in person at the meeting and provided that provisions of the Investment Company Act of 1940 do not otherwise require an in-person meeting and (ii) at all meetings of the Trustees, every Trustee shall be entitled to vote by proxy, provided that such proxy shall, before or after such meeting, be delivered to the Secretary or other person responsible for recording the proceedings of such meeting. To the extent permitted by the 1940 Act, a Trustee may provide any proxy through written, electronic, telephonic, computerized, facsimile, telecommunications, telex or by any other form of communication.
Section 3.04.  REGULAR MEETINGS.  Regular meetings of the Board of Trustees shall be held without call at such time as shall from time to time be fixed by the Board of Trustees.  Such regular meetings may be held with at least 24 hours’ notice.
Section 3.05.  SPECIAL MEETINGS.  Special meetings of the Board of Trustees for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or a majority of the Trustees.
Notice of the time and place of special meetings shall be delivered personally or by telephone to each Trustee or sent by first-class mail or telegram, charges prepaid, addressed to each Trustee at that Trustee’s address as it is shown on the records of the Trust.  In case the notice is mailed, it shall be deposited in the United States mail at least seven (7) days before the time of the holding of the meeting.  In case the notice is delivered personally, by telephone, to the telegraph company, or by express mail or similar service, it shall be given at least forty-eight (48) hours before the time of the holding of the meeting.  Any oral notice given personally or by telephone may be communicated either to the Trustee or to a person at the office of the Trustee who the person giving the notice has reason to believe will promptly communicate it to the Trustee.  The notice need not specify the purpose of the meeting or the place if the meeting is to be held at the principal executive office of the Trust.
Section 3.06.  QUORUM; REQUIRED APPROVAL.  A majority of the Trustees presently serving shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.08. Except as otherwise set forth in these By-Laws or the Declaration of Trust, the Board of Trustees or any committee or sub-committee thereof shall act by Majority Trustee Vote.
Section 3.07.  WAIVER OF NOTICE.  Notice of any meeting need not be given to any Trustee who either before or after the meeting signs a written waiver of notice, a consent to holding the meeting, or an approval of the minutes.  The waiver of notice or consent need not specify the purpose of the meeting.  All such waivers, consents, and approvals shall be filed with the records of the Trust or made a part of the minutes of the meeting.  Notice of a meeting shall also be deemed given to any Trustee who attends the meeting without protesting before or at its commencement the lack of notice to that Trustee.
Section 3.08.  ADJOURNMENT.  A majority of the Trustees present at a meeting, whether or not constituting a quorum, may adjourn any meeting to another time and place.
Section 3.09.  NOTICE OF ADJOURNMENT.  Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than forty-eight (48) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting in the manner specified in Section 3.05 to the Trustees who were present at the time of the adjournment.

Section 3.10.  ACTION WITHOUT A MEETING.  Actions by written consent of the Board of Trustees shall be governed by the Declaration of Trust.
Section 3.11.  FEES AND COMPENSATION OF TRUSTEES.  Trustees and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Trustees.  This Section 12 shall not be construed to preclude any Trustee from serving the Trust in any other capacity as an officer, agent, employee, or otherwise and receiving compensation for those services.
ARTICLE IV

COMMITTEES

Section 4.01.  COMMITTEES OF TRUSTEES.  The Board of Trustees may by resolution adopted by two-thirds (66.67%) of the Trustees then in office designate one or more committees, each consisting of one (1) or more Trustees, to serve at the pleasure of the Board of Trustees.  The Board of Trustees, in such designation or thereafter, may require that the composition, governance or delegation of authority to any such committee may be changed only by resolution of the Board of Trustees adopted by two-thirds (66.67%) of the Trustees then in office.  The Board of Trustees may designate one or more Trustees as alternate members of any committee who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the Board of Trustees, shall have the authority of the Board of Trustees, except with respect to:
(a) the approval of any action which under applicable law also requires Shareholders’ approval or approval of the outstanding Shares;
(b) the filling of vacancies on the Board of Trustees or in any committee;
(c) the fixing of compensation of the Trustees for serving on the Board of Trustees or on any committee;
(d) the amendment or repeal of the Agreement and Declaration of Trust or of the By-Laws or the adoption of new By-Laws;
(e) the amendment or repeal of any resolution of the Board of Trustees which by its express terms is not so amendable or repealable;
(f) a distribution to the Shareholders of the Trust, except at a rate or in a periodic amount or within a designated range determined by the Board of Trustees; or
(g) the appointment of any other committees of the Board of Trustees or the members of these committees.
Section 4.02.  MEETINGS AND ACTION OF COMMITTEES.  Meetings and action of committees shall be governed by and held and taken in accordance with the applicable provisions of the Declaration of Trust and the provisions of Article III of these By-Laws, with such changes in the context thereof as are necessary to substitute the committee and its members for the Board of Trustees and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Trustees or by resolution of the committee.  Special meetings of committees may also be called by resolution of the Board of Trustees, and notice of special meetings of committees shall also be given to all alternate members who shall have the right to attend all meetings of the committee.
The Board of Trustees may adopt rules for the government of any committee not inconsistent with the provisions of the Declaration of Trust or these By-Laws.
ARTICLE V

OFFICERS

Section 5.01.  OFFICERS.  The officers of the Trust shall be a President, a Secretary, a Chief Compliance Officer and a Treasurer.  The Trust may also have, at the discretion of the Board of Trustees, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.03.  Any number of offices may be held by the same person.
Section 5.02.  ELECTION OF OFFICERS.  The officers of the Trust, except such officers as may appointed in accordance with the provisions of Section 5.03 or Section 5.05, shall be chosen by the Board of Trustees, and each shall serve at the pleasure of the Board of Trustees, subject to the rights, if any, of an officer under any contract of employment.
Section 5.03.  SUBORDINATE OFFICERS.  The Board of Trustees may appoint and may empower the President to appoint such other officers as the business of the Trust may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these By-Laws or as the Board of Trustees may from time to time determine.
Section 5.04.  REMOVAL AND RESIGNATION OF OFFICERS.  Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Trustees at any regular or special meeting of the Board of Trustees or except in the case of an officer upon whom such power of removal may be conferred by the Board of Trustees.
Any officer may resign at any time by giving written notice to the Trust.  Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the officer is a party.
Section 5.05.  VACANCIES IN OFFICES.  A vacancy in any office because of death, resignation, removal, disqualification or other cause shall be filled in the manner prescribed in these By-Laws for regular appointment to that office.
Section 5.06.  CHAIRMAN OF THE BOARD.  The Chairman of the Board, if such an officer is elected, shall if present preside at meetings of the Board of Trustees and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Trustees or prescribed by the By-Laws. The Chairman of the Board has the authority to determine all procedural matters at meetings of the Board of Trustees.
Section 5.07.  PRESIDENT.  Subject to such supervisory powers, if any, as may be given by the Board of Trustees to the Chairman of the Board, if there be such an officer, the President shall be the chief executive officer of the Trust and shall, subject to the control of the Board of Trustees, have general supervision, direction and control of the business and the officers of the Trust.  The President shall be the principal executive officer of the Trust for purposes of Section 6 of the Securities Act of 1933, as amended, and shall have the responsibilities conferred upon the principal executive officer of an issuer under the Sarbanes-Oxley Act of 2002.  He shall preside at all meetings of the Shareholders, and in the absence of the Chairman of the Board or if there be none, at all meetings of the Board of Trustees.  He shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Trustees or these By-Laws.
Section 5.08.  VICE PRESIDENTS.  In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Trustees or if not ranked, a Vice President designated by the Board of Trustees, shall perform all the duties of the President and when so acting shall have all powers of and be subject to all the restrictions upon the President.  The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Trustees or by these By-Laws and the President or the Chairman of the Board.
Section 5.09.  SECRETARY.  The Secretary shall keep or cause to be kept at the principal executive office of the Trust or such other place as the Board of Trustees may direct a book of minutes of all meetings and actions of Trustees, committees of Trustees and Shareholders with the time and place of holding, whether regular or special, and if special, how authorized, the notice given, the names of those present at Trustees’ meetings or committee meetings, the number of Shares present or represented at Shareholders’ meetings, and the proceedings.
The Secretary shall keep or cause to be kept at the principal executive office of the Trust or at the office of the Trust’s transfer agent or registrar, as determined by resolution of the Board of Trustees, a Share register or a duplicate Share register showing the names of all Shareholders and their addresses, the number and classes of Shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.
The Secretary shall give or cause to be given notice of all meetings of the Shareholders and of the Board of Trustees required by these By-Laws or by applicable law to be given and shall have such other powers and perform such other duties as may be prescribed by the Board of Trustees or by these By-Laws.
Section 5.10.  TREASURER.  The Treasurer shall be the chief financial officer of the Trust and the principal financial officer of the Trust for purposes of Section 6 of the Securities Act of 1933, as amended, and shall have the responsibility conferred upon the principal financial officer of an issuer under the Sarbanes-Oxley Act of 2002.  The Treasurer shall keep and maintain or cause to be kept and maintained adequate and correct books and records of accounts of the properties and business transactions of the Trust, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares.  The books of account shall at all reasonable times be open to inspection by any Trustee.
The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Trust with such depositories as may be designated by the Board of Trustees.  He shall disburse the funds of the Trust as may be ordered by the Board of Trustees, shall render to the President and Trustees, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the Trust and shall have other powers and perform such other duties as may be prescribed by the Board of Trustees or these By-Laws.
Section 5.11.  CHIEF COMPLIANCE OFFICER.  The Chief Compliance Officer of the Trust will be responsible for administering its compliance policies and procedures, shall have sufficient authority and independence within the organization to compel others to adhere to the compliance policies and procedures, shall report directly to the Board of Trustees, shall annually furnish a written report on the operation of the compliance policies and procedures to the Board of Trustees and shall perform such other duties as prescribed by the Board of Trustees.
ARTICLE VI

INDEMNIFICATION OF TRUSTEES, OFFICERS,
EMPLOYEES AND OTHER AGENTS

Section 6.01.  DEFINITIONS.  For purposes of this Article VI:  (a) references to “Trust” include any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction; (b) the term “disabling conduct” means willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person’s office with the Trust; (c) the term “expenses” includes, without limitations, attorneys’ fees; (d) the term “proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitral, or investigative; and (e) the term “qualifying Trustee” means any Trustee who is not an interested person (as defined in the 1940 Act) of the Trust and is not a party to the proceeding
Section 6.02.  INDEMNIFICATION.
(a) To the maximum extent permitted by law, the Trust shall indemnify any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding (other than a proceeding by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding.
(b) To the maximum extent permitted by law, the Trust shall indemnify any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the investigation, defense or settlement of such proceeding.
(c) Notwithstanding any provision to the contrary contained herein, no Covered Person shall be indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of disabling conduct or for any proceedings by such Covered Person against the Trust. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in disabling conduct.
(d) Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Covered Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Covered Person (1) was authorized by a majority of the Trustees or (2) was instituted by the Covered Person to enforce his or her rights to indemnification hereunder in a case in which the Covered Person is found to be entitled to such indemnification.  The rights to indemnification set forth in these By-Laws shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of such Covered Person’s heirs, executors and personal and legal representatives.  No amendment or restatement of these By-Laws or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Covered Person otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.
Section 6.03.  ADVANCE PAYMENT OF INDEMNIFICATION EXPENSES.  To the maximum extent permitted  by law, the Trust shall advance to any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by reason of the fact that such person is or was a Trustee or officer of the Trust the expenses actually and reasonably incurred by such person in connection with the defense of such proceeding in advance of its final disposition.  To the maximum extent permitted  by law, the Trust may advance to any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was a Covered Person (other than a Trustee or officer of the Trust) the expenses actually and reasonably incurred by such person in connection with the defense of such proceeding in advance of its final disposition.  Notwithstanding any provision to the contrary contained herein, the Trust shall not advance expenses to any Covered Person (including a Trustee or officer of the Trust) unless:
(a) the Trust has received an undertaking by or on behalf of such Covered Person that the amount of all expenses so advanced will be paid over by such person to the Trust unless it is ultimately determined that such person is entitled to indemnification for such expenses; and
(b) (i) such Covered Person shall have provided appropriate security for such undertaking; (ii) the Trust shall be insured against losses by reason of any lawful advance payments; or (iii) either (1) the Trustees, by the vote of a majority of a quorum of qualifying Trustees, or (2) independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 6.04.  DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.  Any indemnification required or permitted under this Article VI (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a reasonable determination, based upon a review of the facts, that the Covered Person is entitled to indemnification because (i) he or she is not liable by reason of disabling conduct, or (ii) in cases where there is no liability, he or she has not engaged in disabling conduct.  Such determination shall be made by (i) the vote of a majority of a quorum of qualifying Trustees; or (ii) if there are no such Trustees, or if such Trustees so direct, by independent legal counsel in a written opinion.  Notwithstanding anything to the contrary in Section 6.03, if a determination that a Covered Person engaged in disabling conduct is made in accordance with this Section 6.04, no further advances of expenses shall be made, and all prior advances, and insurance premiums paid for by the Trust, if applicable, must be repaid.
Section 6.05.  CONTRACT RIGHTS.  With respect to any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by reason of the fact that such person is or was a Covered Person, the rights to indemnification conferred in Section 6.02, and with respect to any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by reason of the fact that such person is or was a Trustee or officer of the Trust, the advancement of expenses conferred in Section 6.03 shall be contract rights.  Any amendment, repeal, or modification of, or adoption of any provision inconsistent with, this Article VI (or any provision hereof) shall not adversely affect any right to indemnification or advancement of expenses granted to any such person pursuant hereto with respect to any act or omission of such person occurring prior to the time of such amendment, repeal, modification, or adoption (regardless of whether the proceeding relating to such acts or omissions is commenced before or after the time of such amendment, repeal, modification, or adoption).  Any amendment or modification of, or adoption of any provision inconsistent with, this Article VI (or any provision hereof), that has the effect of positively affecting any right to indemnification or advancement of expenses granted to any such person pursuant hereto, shall not apply retroactively to any person who was not serving as a Trustee, officer, employee or agent of the Trust at the time of such amendment, modification or adoption.
Section 6.06.  CLAIMS.
(a) If (x) a claim under Section 6.02 with respect to any right to indemnification is not paid in full by the Trust within sixty days after a written demand has been received by the Trust or (y) a claim under Section 6.03 with respect to any right to the advancement of expenses is not paid in full by the Trust within thirty days after a written demand has been received by the Trust, then the Covered Person seeking to enforce a right to indemnification or to an advancement of expenses, as the case may be, may at any time thereafter bring suit against the Trust to recover the unpaid amount of the claim.
(b) If successful in whole or in part in any suit brought pursuant to Section 6.06(a), or in a suit brought by the Trust to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the Covered Person seeking to enforce a right to indemnification or an advancement of expenses hereunder or the Covered Person from whom the Trust sought to recover an advancement of expenses, as the case may be, shall be entitled to be paid by the Trust the reasonable expenses (including attorneys’ fees) of prosecuting or defending such suit.

Section 6.07.  OTHER CONTRACTUAL RIGHTS.  Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.
Section 6.08.  INSURANCE.  Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any Covered Person against any liability asserted against or incurred by such Covered Person in such capacity or arising out of such Covered Person’s status as such, but only to the extent that this Trust would have the power to indemnify such Covered Person against that liability under the provisions of the Declaration of Trust or this Article.
Section 6.09.  FIDUCIARIES OF EMPLOYEE BENEFIT PLAN.  This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be a Covered Person.  Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.
ARTICLE VII

RECORDS AND REPORTS

Section 7.01.  MAINTENANCE AND INSPECTION OF SHARE REGISTER.  This Trust shall keep at its principal executive office or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Trustees, a record of its Shareholders, giving the names and addresses of all Shareholders and the number and Series of Shares held by each Shareholder.
Section 7.02.  MAINTENANCE AND INSPECTION OF BY-LAWS.  The Trust shall keep at its principal executive office the original or a copy of these By-Laws as amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours.
Section 7.03.  MAINTENANCE AND INSPECTION OF OTHER RECORDS.  The accounting books and records and minutes of proceedings of the Shareholders and the Board of Trustees and any committee or committees of the Board of Trustees shall be kept at such place or places designated by the Board of Trustees or in the absence of such designation, at the principal executive office of the Trust.  The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.  Except as required by the 1940 Act or as expressly provided in the Declaration of Trust, Shareholders shall have no right to inspect the records, documents, accounts and books of the Trust. Any request to inspect the records of the Trust shall be submitted by the Shareholder to the Trust in writing. Upon receipt of any such request, the Trustees shall determine whether delivery of records pertaining to such request is required by the 1940 Act or is otherwise necessary or appropriate, as determined by the Trustees in their sole discretion, and whether such request complies with the requirements of the 1940 Act and, if so, establish procedures for such inspection. To preserve the integrity of the records, the Trust may provide certified copies of Trust records rather than originals. The Trust shall not be required to create records or obtain records from third parties to satisfy a Shareholder request. The Trust may require a requesting Shareholder to pay in advance or otherwise indemnify the Trust for the costs and expenses of such Shareholder’s inspection of records.
Section 7.04.  INSPECTION BY TRUSTEES.  Every Trustee shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Trust.  This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.
Section 7.05.  FINANCIAL STATEMENTS.  A copy of any financial statements and any income statement of the Trust for each quarterly period of each fiscal year and accompanying balance sheet of the Trust as of the end of each such period that has been prepared by the Trust shall be kept on file in the principal executive office of the Trust for at least twelve (12) months and each such statement shall be exhibited at all reasonable times to any Shareholder demanding an examination of any such statement or a copy shall be mailed to any such Shareholder.
The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the Trust or the certificate of an authorized officer of the Trust that the financial statements were prepared without audit from the books and records of the Trust.
ARTICLE VIII

GENERAL MATTERS

Section 8.01.  CHECKS, DRAFTS, EVIDENCE OF INDEBTEDNESS.  All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the Trust shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by resolution of the Board of Trustees.
Section 8.02.  CONTRACTS AND INSTRUMENTS; HOW EXECUTED.  The Board of Trustees, except as otherwise provided in these By-Laws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Trust and this authority may be general or confined to specific instances; and unless so authorized or ratified by the Board of Trustees or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the Trust by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
Section 8.03.  CERTIFICATES FOR SHARES.  A certificate or certificates for Shares of beneficial interest in any Series of the Trust may in the sole discretion of the Board of Trustees, but is not required to, be issued to a Shareholder upon his request when such Shares are fully paid.  The Trust may impose a nominal change for issuing certificates to cover expenses related thereto.  All certificates shall be signed in the name of the Trust by the Chairman of the Board or the President or a Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of Shares and the Series of Shares owned by the Shareholders.  Any or all of the signatures on the certificate may be facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the Trust with the same effect as if that person were an officer, transfer agent or registrar at the date of issue.  Notwithstanding the foregoing, the Trust may adopt and use a system of issuance, recordation and transfer of its Shares by electronic or other means; and in fact, as a matter of policy, does not presently issue certified Shares.
Section 8.04.  LOST CERTIFICATES.  Except as provided in this Section 8.04, no new certificates for Shares shall be issued to replace an old certificate unless the latter is surrendered to the Trust and cancelled at the same time.  The Board of Trustees may in case any Share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board of Trustees may require, including a provision for indemnification of the Trust secured by a bond or other adequate security sufficient to protect the Trust against any claim that may be made against it, including any expense or liability on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.
Section 8.05.  REPRESENTATION OF SHARES OF OTHER ENTITIES HELD BY TRUST.  The Chairman of the Board, the President or any Vice President or any other person authorized by resolution of the Board of Trustees or by any of the foregoing designated officers, is authorized to vote or represent on behalf of the Trust any and all shares of any corporation, partnership, trusts, or other entities, foreign or domestic, standing in the name of the Trust.  The authority granted may be exercised in person or by a proxy duly executed by such designated person.
Section 8.06.  TRANSFER OF SHARES.  Shares shall be transferable through the sale and purchase on the exchange which the Trust is listed.  The sale and purchase of Shares shall be subject to the rules and requirements of any such exchange on which the Trust lists Shares.  The Trust will not individually redeem Shares directly from Shareholders.
Section 8.07.  FISCAL YEAR.  The fiscal year of the Trust shall be fixed and refixed or changed from time to time by resolution of the Trustees.  The fiscal year of the Trust shall be the taxable year of each Series of the Trust.
Section 8.08.  CONFLICTS AND SEVERABILITY.  The provisions of these By-Laws are severable, and if any part of the provisions of these By-Laws are judicially determined to be invalid or otherwise unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such provision, or such part or parts thereof, and only in such jurisdiction, and such invalidity or unenforceability shall not affect the remainder of the provisions of these By-Laws, which shall be thereafter interpreted in the jurisdiction in which such invalidity or unenforceability was determined as if the invalid or unenforceable part were not contained herein.
Section 8.09.  HEADINGS.  Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument.

ARTICLE IX

AMENDMENTS

Section 9.01.  AMENDMENTS.  These By-Laws may be amended or amended and restated only by the Board of Trustees, and no Shareholder vote shall be required for any such amendment or restatement.  Shareholders shall have no right to amend

BLUEROCK Total Income+ Real Estate Fund

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to: www.proxyvotenow.com/bluerock
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and havethe proxy card at hand.
2. Call toll-free: 855-461-6860
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card
3. Sign, date and return the proxy card in the envelope provided

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund (the "Fund") hereby appoints each of Jason Emala and Jordan Ruddy, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at a special meeting of shareholders of the Fund to be held via live webcast on September 3, 2025 at 10:00 a.m., Eastern Time (the "First Meeting"), including any postponements or adjournments thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE AT THE FIRST MEETING. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE FIRST MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.**

CONTROL NUMBER ____________________

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

____

Signature(s) and Title(s), if applicable   Sign in the box above

Date ____________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100339_Bluerock_m1

https:// proxyvotinginfo.com/p/bluerock

To ensure your privacy, there is no personal information required to view or request materials and/or vote. The control number listed below is a unique identifier created for the proxy and this proxy only. It is not linked to your account number, nor can it be used in any other manner other than this proxy.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR VOTE *TODAY!*

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted "FOR" each nominee at the First Meeting.

The Board of Trustees has voted in favor of the proposal and recommends that you vote "FOR" each nominee at the First Meeting.

Please refer to the Proxy Statement for further discussion of the Proposal.

FIRST MEETING:

(01) I. Bobby Majumder
(02) Romano Tio
(03) Kamal Jafarnia
(04) Ramin Kamfar
(05) Ryan MacDonald
(06) S. Sori Farsheed

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

____

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU HAVE RECEIVED MORE THAN ONE PROXY CARD, PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

100339_Bluerock_m1

BLUEROCK Total Income+ Real Estate Fund

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to: www.proxyvotenow.com/bluerock
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and havethe proxy card at hand.
2. Call toll-free: 855-461-6860
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card
3. Sign, date and return the proxy card in the envelope provided

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund (the "Fund") hereby appoints each of Jason Emala and Jordan Ruddy, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at a special meeting of shareholders of the Fund to be held via live webcast on September 3, 2025 at 10:30 a.m., Eastern Time (the "Second Meeting"), including any postponements or adjournments thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED "FOR" EACH OF PROPOSALS 2-14 AT THE SECOND MEETING. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SECOND MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.**

CONTROL NUMBER ______________

AUTHORIZED SIGNATURE(S)

This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable   Sign in the box above

Date ______________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100339_Bluerock

To ensure your privacy, there is no personal information required to view or request materials and/or vote. The control number listed below is a unique identifier created for the proxy and this proxy only. It is not linked to your account number, nor can it be used in any other manner other than this proxy.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted "FOR" each of Proposals 2-14 at the Second Meeting.

The Board of Trustees has voted in favor of each of the proposals and recommends that you vote "FOR" each of Proposals 2-14 at the Second Meeting.

Please refer to the Proxy Statement for further discussion of the Proposals.

SECOND MEETING:

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU HAVE RECEIVED MORE THAN ONE PROXY CARD, PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

100339_Bluerock